   As filed with the Securities and Exchange Commission on July 25, 1997

                                        Securities Act Registration No. 33-15166
                                Investment Company Act Registration No. 811-5206
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -----------

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [_]


                          PRE-EFFECTIVE AMENDMENT NO.                   [_]


                      POST-EFFECTIVE AMENDMENT NO.17                    [X]

                                     AND/OR

                        REGISTRATION STATEMENT UNDER THE

                         INVESTMENT COMPANY ACT OF 1940                 [_]



                              AMENDMENT NO.18                           [X]


                        (Check appropriate box or boxes)

                                  -----------

                    PRUDENTIAL NATURAL RESOURCES FUND, INC.

               (Exact name of registrant as specified in charter)

                           GATEWAY CENTER THREE

                         100 MULBERRY STREET NEWARK,
                          NEW JERSEY 07102-4077

              (Address of Principal Executive Offices) (Zip Code)

    REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 367-7530

                               S. JANE ROSE, ESQ.

                           GATEWAY CENTER THREE

                             100 MULBERRY STREET
                          NEWARK, NJ 07102-4077
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
                   AS SOON AS PRACTICABLE AFTER THE EFFECTIVE
                      DATE OF THE REGISTRATION STATEMENT.

             IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE
                            (CHECK APPROPRIATE BOX):

                       [_] immediately upon filing pursuant to paragraph (b)

                       [X] on (July 30, 1997) pursuant to paragraph (b)

                       [_] 60 days after filing pursuant to paragraph (a)(1)

                       [_] on (date) pursuant to paragraph (a) (1)

                       [_] 75 days after filing pursuant to paragraph (a)(2)

                       [_] on (date) pursuant to paragraph (a)(2) of Rule 485.

                       If appropriate, check the following box:

                       [_] this post-effective amendment designates a new
                           effective date for a previously filed post-effective amendment.

  PURSUANT TO RULE 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940, REGISTRANT HAS PREVIOUSLY REGISTERED AN INDEFINITE NUMBER OF SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE. THE REGISTRANT FILED A NOTICE UNDER SUCH RULE FOR ITS FISCAL YEAR ENDED MAY 31, 1997 ON OR ABOUT JULY 24, 1997.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             CROSS REFERENCE SHEET
                           (AS REQUIRED BY RULE 495)

 N-1A ITEM NO.                                    LOCATION
 -------------                                    --------
 PART A
 Item  1. Cover Page...........................   Cover Page
 Item  2. Synopsis.............................   Fund Expenses; Fund Highlights
 Item  3. Condensed Financial Information......   Fund Expenses; Financial
                                                  Highlights; How the Fund
                                                  Calculates Performance
 Item  4. General Description of Registrant....   Cover Page; Fund Highlights;
                                                  How the Fund Invests; General
                                                  Information
 Item  5. Management of the Fund...............   Financial Highlights; How the
                                                  Fund is Managed; General
                                                  Information; Shareholder Guide
 Item 5A. Management's Discussion of Fund
          Performance..........................   Financial Highlights
 Item  6. Capital Stock and Other Securities...   Taxes, Dividends and
                                                  Distributions; General
                                                  Information; Shareholder Guide
 Item  7. Purchase of Securities Being Offered.   Shareholder Guide; How the
                                                  Fund Values Its Shares; How
                                                  the Fund is Managed
 Item  8. Redemption or Repurchase.............   Shareholder Guide; How the
                                                  Fund Values its Shares;
                                                  General Information
 Item  9. Pending Legal Proceedings............   Not Applicable
 PART B
 Item 10. Cover Page...........................   Cover Page
 Item 11. Table of Contents....................   Table of Contents
 Item 12. General Information and History......   General Information
 Item 13. Investment Objectives and Policies...   Investment Objective and
                                                  Policies; Investment
                                                  Restrictions
 Item 14. Management of the Fund...............   Directors and Officers;
                                                  Manager; Distributor
 Item 15. Control Persons and Principal Holders
          of Securities........................   Directors and Officers
 Item 16. Investment Advisory and Other           Manager; Distributor;
          Services.............................   Custodian, Transfer and
                                                  Dividend Disbursing Agent and
                                                  Independent Accountants
 Item 17. Brokerage Allocation and Other          Portfolio Transactions and
          Practices............................   Brokerage
 Item 18. Capital Stock and Other Securities...   Not Applicable
 Item 19. Purchase, Redemption and Pricing of     Purchase and Redemption of
          Securities Being Offered.............   Fund Shares; Shareholder
                                                  Investment Account
 Item 20. Tax Status...........................   Taxes, Dividends and
                                                  Distributions
 Item 21. Underwriters.........................   Distributor
 Item 22. Calculation of Performance Data......   Performance Information
 Item 23. Financial Statements.................   Financial Statements
 PART C
    Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Post-Effective Amendment to the Registration Statement.

PRUDENTIAL NATURAL RESOURCES FUND, INC.

-------------------------------------------------------------------------------

PROSPECTUS DATED JULY 30, 1997

-------------------------------------------------------------------------------

Prudential Natural Resources Fund, Inc. (the Fund), is an open-end, diversified, management investment company. Its investment objective is long-term growth of capital. It seeks to achieve this objective by investing primarily in securities of foreign and domestic companies that own, explore, mine, process or otherwise develop, or provide goods and services with respect to, natural resources and in securities, the terms of which are related to the market value of a natural resource (asset-based securities). The Fund will, under normal circumstances, invest at least 65% of its total assets in common stocks and equivalents (such as convertible debt securities and warrants) of natural resource companies and in asset-based securities. The Fund may also invest in equity securities of companies in other industries, fixed-income securities (including money market instruments), and derivatives, including options on equity securities, stock indices, foreign currencies and futures contracts on foreign currencies, and may buy and sell futures contracts on foreign currencies and on stock indices so as to hedge its portfolio. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

The Fund's purchase and sale of put and call options may be considered speculative and may result in higher risks and costs to the Fund. The Fund may also buy and sell options on stock indices pursuant to limits described herein. See "How the Fund Invests--Investment Objective and Policies."

The Fund is not intended to constitute a complete investment program. Because of its objective and policies, including its foreign investments and its concentration in securities of natural resource companies, the Fund may be considered of a speculative nature and subject to greater investment risks than are assumed by certain other investment companies that invest solely in securities of U.S. issuers or that do not concentrate their investments in particular industries. See "How the Fund Invests--Investment Objective and Policies--Special Considerations and Risks."

This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated July 30, 1997, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above.

-------------------------------------------------------------------------------
Investors are advised to read this Prospectus and retain it for future reference.
-------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADE-QUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OF-FENSE.

                                FUND HIGHLIGHTS
  The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.


WHAT IS PRUDENTIAL NATURAL RESOURCES FUND, INC.?

  Prudential Natural Resources Fund, Inc. is a mutual fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, diversified, management investment company.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

  The Fund's investment objective is long-term growth of capital. It seeks to achieve this objective by investing primarily in securities of foreign and domestic companies that own, explore, mine, process or otherwise develop, or provide goods and services with respect to, natural resources and in securities, the terms of which are related to the market value of a natural resource. There can be no assurance that the Fund's objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 9.

WHAT ARE THE FUND'S RISK FACTORS AND SPECIAL CHARACTERISTICS?

  The values of natural resources are affected by numerous factors including events occurring in nature, inflationary pressures and international politics. Moreover, there are no geographic limitations on natural resource companies in which the Fund may invest; therefore, depending on market conditions, the Fund may be invested primarily in foreign securities. See "How the Fund Invests-- Investment Objective and Policies" at page 9. In addition, the Fund may engage in various hedging and return enhancement strategies and use derivatives. These actions may be considered speculative and may result in higher risks and costs to the Fund. See "How the Fund Invests--Hedging and Return Enhancement Strategies--Risks of Hedging and Return Enhancement Strategies" at page 12. As with an investment in any mutual fund, an investment in this Fund can decrease in value and you can lose money.

WHO MANAGES THE FUND?

  Prudential Investments Fund Management LLC (PIFM or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of
 .75 of 1% of the Fund's average daily net assets. As of June 30, 1997, PIFM served as manager or administrator to 62 investment companies, including 40 mutual funds, with aggregate assets of approximately $56.7 billion. The Prudential Investment Corporation, which does business under the name of Prudential Investments (PI, the Subadviser or the investment adviser), furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PIFM. See "How the Fund is Managed-- Manager" at page 16. The management fee is higher than that paid by most other investment companies.

WHO DISTRIBUTES THE FUND'S SHARES?

  Prudential Securities Incorporated (Prudential Securities or PSI), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Fund's Class A, Class B, Class C and Class Z shares. PSI is paid a distribution and service fee which is currently being charged at the annual rate of .25 of 1% of the average daily net assets of the Class A shares and is paid a distribution and service fee with respect to Class B and Class C shares at the annual rate of 1% of the average daily net assets of each of the Class B and Class C shares. Prudential Securities incurs the expense of distributing the Fund's Class Z shares under a Distribution Agreement with the Fund, none of which is reimbursed or paid for by the Fund. See "How the Fund is Managed--Distributor" at page 17.

WHAT IS THE MINIMUM INVESTMENT?

  The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares. The minimum subsequent investment is $100 for Class A, Class B and Class C shares. Class Z shares are not subject to any minimum investment requirements. There is no minimum investment requirement for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 23 and "Shareholder Guide--Shareholder Services" at page 34.

HOW DO I PURCHASE SHARES?

  You may purchase shares of the Fund through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Fund, through its transfer agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities plus a sales charge which may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at net asset value without any sales charge. See "How the Fund Values its Shares" at page 19 and "Shareholder Guide--How to Buy Shares of the Fund" at page 23.

WHAT ARE MY PURCHASE ALTERNATIVES?

  The Fund offers four classes of shares through this Prospectus:

  . Class A Shares:
                Sold with an initial sales charge of up to 5% of the offering price.

  .Class B Shares:
                Sold without an initial sales charge but are subject to a contingent deferred sales charge or CDSC (declining from 5% to zero of the lower of the amount invested or the redemption proceeds) which will be imposed on certain redemptions made within six years of purchase. Although Class B shares are subject to higher ongoing distribution-related expenses than Class A shares, Class B shares will automatically convert to Class A shares (which are subject to lower ongoing distribution-related expenses) approximately seven years after purchase.

  .Class C Shares:
                Sold without an initial sales charge and, for one year after purchase, are subject to a 1% CDSC on redemptions. Like Class B shares, Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but do not convert to another class.

  .Class Z Shares:

                Sold without either an initial or contingent deferred sales charge to a limited group of investors. Class Z shares are not subject to any ongoing service or distribution expenses.

  See "Shareholder Guide--Alternative Purchase Plan" at page 24.

HOW DO I SELL MY SHARES?

  You may redeem your shares at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. However, the proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares" at page 28.

HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?

  The Fund expects to pay dividends of net investment income, if any, and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Fund at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 20.

                                 FUND EXPENSES

                         CLASS A SHARES CLASS B SHARES  CLASS C SHARES CLASS Z SHARES
                         -------------- --------------  -------------- --------------
SHAREHOLDER TRANSACTION
 EXPENSES+
  Maximum Sales Load
  Imposed on Purchases
  (as a percentage of
  offering price).......       5%            None            None           None
  Maximum Sales Load
  Imposed on Reinvested
  Dividends.............      None           None            None           None
  Maximum Deferred Sales
  Load (as a percentage       None       5% during the      1% on           None
  of original purchase                    first year,    redemptions
  price or redemption                    decreasing by   made within
  proceeds, whichever is                1% annually to     one year
  lower)................                1% in the fifth  of purchase
                                        and sixth years
                                          and 0% the
                                         seventh year*
  Redemption Fees.......      None           None            None           None
  Exchange Fee..........      None           None            None           None
ANNUAL FUND OPERATING
 EXPENSES
 (as a percentage of av-
  erage net assets)      CLASS A SHARES CLASS B SHARES  CLASS C SHARES CLASS Z SHARES
                         -------------- --------------  -------------- --------------
  Management Fees.......       .75%           .75%            .75%           .75%
  12b-1 Fees (After
  Reduction)............       .25++         1.00            1.00           None
  Other Expenses........       .48            .48             .48            .48
                              ----           ----            ----           ----
  Total Fund Operating
  Expenses (After
  Reduction)............      1.48%          2.23%           2.23%          1.23%
                              ====           ====            ====           ====

                                                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
EXAMPLE                                                 ------ ------- ------- --------
You would pay the following expenses on a $1,000 in-
vestment, assuming
(1) 5% annual return and (2) redemption at the end of
each time period:
  Class A..............................................  $64    $ 94    $127     $218
  Class B..............................................  $73    $100    $129     $229
  Class C..............................................  $33    $ 70    $119     $256
  Class Z..............................................  $13    $ 39    $ 68     $149
You would pay the following expenses on the same in-
vestment, assuming no
redemption:
  Class A..............................................  $64    $ 94    $127     $218
  Class B..............................................  $23    $ 70    $119     $229
  Class C..............................................  $23    $ 70    $119     $256
  Class Z..............................................  $13    $ 39    $ 68     $149

The above example is based on data for the Fund's fiscal year ended May 31, 1997. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.
The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." "Other Expenses" includes operating expenses of the Fund, such as Directors' and professional fees, registration fees, reports to shareholders, transfer agency and custodian (domestic and foreign) fees and miscellaneous fees, but excludes foreign withholding taxes.
------------
 * Class B shares will automatically convert to Class A shares approximately seven years after purchase. See "Shareholder Guide--Conversion Feature-- Class B Shares."
 + Pursuant to rules of the National Association of Securities Dealers, Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Fund may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on each class of the Fund rather than on a per shareholder basis. Therefore, long-term shareholders of the Fund may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed--Distributor."

++ Although the Class A Distribution and Service Plan provides that the Fund may pay a distribution fee of up to .30 of 1% per annum of the average daily net assets of the Class A shares, the Distributor has agreed to limit its distribution fees with respect to the Class A shares of the Fund to no more than .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending May 31, 1998. Total Fund Operating Expenses without such limitation would be 1.53%. See "How the Fund is Managed--Distributor."

                             FINANCIAL HIGHLIGHTS
      (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
                               (CLASS A SHARES)

 The following financial highlights with respect to each of the five years in the period ended May 31, 1997 have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class A share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide-- Shareholder Services--Reports to Shareholders."


                                                           CLASS A
                           ----------------------------------------------------------------------------------
                                                                                                JANUARY 22,
                                             YEAR ENDED MAY 31,                                   1990(A)
                           ----------------------------------------------------------------       THROUGH
                           1997(C)    1996     1995(C)   1994(C)  1993(C)  1992(C)  1991(C)   MAY 31, 1990(C)
                           -------   -------   -------   -------  -------  -------  -------   ---------------
  PER SHARE OPERATING
   PERFORMANCE:
  Net asset value,
   beginning of period.... $ 17.34   $ 13.73   $ 12.55   $11.84   $10.02   $ 9.73   $10.17        $10.58
                           -------   -------   -------   ------   ------   ------   ------        ------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income
   (loss).................    (.07)     (.01)     (.03)     .01      .02      .01      .13           .04
  Net realized and
   unrealized gain (loss)
   on investment and
   foreign currency
   transactions...........     .94      4.42      1.21      .70     1.80      .38     (.39)         (.45)
                           -------   -------   -------   ------   ------   ------   ------        ------
  Total from investment
   operations.............     .87      4.41      1.18      .71     1.82      .39     (.26)         (.41)
                           -------   -------   -------   ------   ------   ------   ------        ------
  LESS DISTRIBUTIONS
  Dividends from net
   investment income......   --        --        --        --       --       (.09)    (.18)         --
  Distributions from net
   realized gains on
   investment and foreign
   currency transactions..  (1.94)      (.80)    --        --       --       (.01)      --          --
                           -------   -------   -------   ------   ------   ------   ------        ------
  Total distributions.....  (1.94)      (.80)    --        --       --       (.10)    (.18)         --
                           -------   -------   -------   ------   ------   ------   ------        ------
  Net asset value, end of
   period................. $ 16.27   $ 17.34   $ 13.73   $12.55   $11.84   $10.02   $ 9.73        $10.17
                           =======   =======   =======   ======   ======   ======   ======        ======
  TOTAL RETURN(D):........    5.37%    33.51%     9.40%    6.00%   18.16%    4.04%   (2.59)%       (3.88)%
  RATIOS/SUPPLEMENTAL
   DATA:
  Net assets, end of
   period (000)........... $47,054   $32,608   $19,682   $6,505   $1,898     $590     $770          $427
  Average net assets
   (000).................. $40,093   $23,106   $10,791   $4,106     $758     $647     $664          $279
  Ratios to average net
   assets:
    Expenses, including
     distribution fees....    1.48%     1.57%     1.73%    1.89%    2.38%    2.59%    2.22%         2.72%(b)
    Expenses, excluding
     distribution fees....    1.23%     1.32%     1.48%    1.65%    2.18%    2.39%    2.02%         2.52%(b)
    Net investment income
     (loss)...............    (.43)%   (0.09)%   (0.25)%   0.11%    0.13%    0.44%    1.47%         1.86%(b)
  Portfolio turnover......      53%       41%       36%      19%      50%      36%      40%           34%
  Average commission rate
   per share.............. $ .0371   $ .0290       N/A      N/A      N/A      N/A      N/A           N/A

 --------
 (a) Commencement of offering of Class A shares.
 (b) Annualized.
 (c) Calculated based upon average shares outstanding during the fiscal period, by class.
 (d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

                             FINANCIAL HIGHLIGHTS
      (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
                               (CLASS B SHARES)

 The following financial highlights with respect to each of the five years in the period ended May 31, 1997 have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class B share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide-- Shareholder Services--Reports to Shareholders."

                                                                    CLASS B
                           --------------------------------------------------------------------------------------------------------
                                                                                                                     SEPTEMBER 28,
                                                      YEAR ENDED MAY 31,                                                1987(A)
                           ---------------------------------------------------------------------------------------  THROUGH MAY 31,
                           1997(C)     1996     1995(C)   1994(C)   1993(C)   1992(C)   1991(C)   1990(C)  1989(C)    1988(C)(E)
                           --------  --------   -------   -------   -------   -------   -------   -------  -------  ---------------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of period.....  $  16.70  $  13.35   $ 12.29   $ 11.69   $  9.97   $  9.72   $ 10.14   $  9.86  $  9.36    $ 10.00
                           --------  --------   -------   -------   -------   -------   -------   -------  -------    -------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income
 (loss)..................      (.19)     (.10)     (.13)     (.08)     (.07)     (.08)      .06       .02      .07        .04
Net realized and
 unrealized gain (loss)
 on investment and
 foreign currency
 transactions............       .89      4.25      1.19       .68      1.79       .39      (.39)      .92      .45       (.66)
                           --------  --------   -------   -------   -------   -------   -------   -------  -------    -------
Total from investment
 operations..............       .70      4.15      1.06       .60      1.72       .31      (.33)      .94      .52       (.62)
                           --------  --------   -------   -------   -------   -------   -------   -------  -------    -------
LESS DISTRIBUTIONS
Dividends from net
 investment income.......     --        --        --        --        --         (.05)     (.09)     (.06)    (.02)      (.02)
Distributions from net
 realized gains on
 investment and foreign
 currency transactions...     (1.94)     (.80)    --        --        --         (.01)    --         (.60)   --         --
                           --------  --------   -------   -------   -------   -------   -------   -------  -------    -------
Total distributions......     (1.94)     (.80)    --        --        --         (.06)     (.09)     (.66)   --         --
                           --------  --------   -------   -------   -------   -------   -------   -------  -------    -------
Net asset value, end of
 period..................  $  15.46  $  16.70   $ 13.35   $ 12.29   $ 11.69   $  9.97   $  9.72   $ 10.14  $  9.86    $  9.36
                           ========  ========   =======   =======   =======   =======   =======   =======  =======    =======
TOTAL RETURN(f):.........      4.51%    32.49%     8.62%     5.13%    17.25%     3.26%    (3.31)%    9.63%    5.57%     (6.23)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000)...................  $111,464  $113,090   $80,774   $64,235   $36,150   $23,228   $33,653   $47,579  $44,497    $50,577
Average net assets (000).  $107,361  $ 84,396   $74,681   $48,772   $23,464   $26,877   $40,090   $48,251  $47,592    $42,945
Ratios to average net
 assets:
 Expenses, including
  distribution fees......      2.23%     2.32%     2.48%     2.65%     3.18%     3.39%     3.02%     3.07%    2.63%(d)   1.69%(b)(d)
 Expenses, excluding
  distribution fees......      1.23%     1.32%     1.48%     1.65%     2.18%     2.39%     2.02%     2.07%    1.63%(d)   2.69%(b)(d)
 Net investment income
  (loss).................    (1.18)%    (0.84)%   (1.05)%   (0.67)%   (0.67)%   (0.34)%    0.58%     0.16%    0.69%(d)   0.76%(b)(d)
Portfolio turnover.......        53%       41%       36%       19%       50%       36%       40%       34%      52%        24%
Average commission rate
 per share...............  $  .0371  $  .0290       N/A       N/A       N/A       N/A       N/A       N/A      N/A        N/A

 --------
 (a) Commencement of offering of Class B shares.
 (b) Annualized.
 (c) Calculated based upon average shares outstanding during the fiscal period, by class.
 (d) Net of expense reimbursement.
 (e) On March 1, 1988, Prudential Mutual Fund Management, Inc. succeeded The Prudential Insurance Company of America as Manager of the Fund.
 (f) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

                             FINANCIAL HIGHLIGHTS
      (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
                               (CLASS C SHARES)

 The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class C share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide-- Shareholder Services--Reports to Shareholders."


                                                      CLASS C
                                            ---------------------------------
                                                                    AUGUST 1,
                                                                     1994(A)
                                            YEAR ENDED MAY 31,       THROUGH
                                            ------------------       MAY 31,
                                             1997(C)      1996       1995(C)
                                            ----------  ---------   ---------
  PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period..... $   16.70   $   13.35    $12.47
                                            ---------   ---------    ------
  INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss).............      (.19)       (.10)     (.13)
  Net realized and unrealized gain (loss)
   on investment and foreign currency
   transactions............................       .89        4.25      1.01
                                            ---------   ---------    ------
  Total from investment operations.........       .70        4.15       .88
                                            ---------   ---------    ------
  LESS DISTRIBUTIONS
  Distributions from net realized gains on
   investment and foreign currency
   transactions............................     (1.94)       (.80)       --
                                            ---------   ---------    ------
  Net asset value, end of period........... $   15.46   $   16.70    $13.35
                                            =========   =========    ======
  TOTAL RETURN(D):.........................      4.51%      32.49%     7.06%
  RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000).......... $   2,542   $   1,551    $  606
  Average net assets (000)................. $   2,041   $     734    $  294
  Ratios to average net assets:
    Expenses, including distribution fees..      2.23%       2.32 %    2.56 %(b)
    Expenses, excluding distribution fees..      1.23%       1.32 %    1.56 %(b)
    Net investment income (loss)...........    (1.18)%      (0.84)%   (1.08)%(b)
  Portfolio turnover.......................        53%         41%       36%
  Average commission rate per share........ $   0.371   $   .0290       N/A

 --------
 (a) Commencement of offering of Class C shares.
 (b) Annualized.
 (c) Calculated based upon average shares outstanding during the fiscal period, by class.
 (d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

                             FINANCIAL HIGHLIGHTS
      (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)

                             (CLASS Z SHARES)

 The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class Z share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide-- Shareholder Services--Reports to Shareholders."


                                                                   CLASS Z
                                                               ----------------
                                                                SEPTEMBER 16,
                                                               1996 (A) THROUGH
                                                               MAY 31, 1997(C)
                                                               ----------------
  PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period........................      $17.08
                                                                    ------
  INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)................................        (.03)
  Net realized and unrealized gain (loss) on investment and
   foreign currency transactions..............................        1.19
                                                                    ------
  Total from investment operations............................        1.16
                                                                    ------
  LESS DISTRIBUTIONS
  Distributions from net realized gains on investment and
   foreign currency transactions..............................       (1.94)
                                                                    ------
  Net asset value, end of period..............................      $16.30
                                                                    ======
  TOTAL RETURN(D):............................................       10.38%
  RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000).............................      $3,140
  Average net assets (000)....................................      $  994
  Ratios to average net assets:
    Expenses..................................................        1.23% (b)
    Net investment income (loss)..............................        (.18%)(b)
  Portfolio turnover..........................................          53%
  Average commission rate per share...........................      $.0371

 --------

 (a) Commencement of offering of Class Z shares.
 (b) Annualized.
 (c) Calculated based upon average shares outstanding during the fiscal period, by class.
 (d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

                             HOW THE FUND INVESTS


INVESTMENT OBJECTIVE AND POLICIES

  THE INVESTMENT OBJECTIVE OF THE FUND IS LONG-TERM GROWTH OF CAPITAL. THE FUND WILL SEEK TO ACHIEVE ITS OBJECTIVE BY INVESTING PRIMARILY IN SECURITIES OF FOREIGN AND DOMESTIC "NATURAL RESOURCE COMPANIES" (HEREINAFTER DESCRIBED) AND IN SECURITIES (TYPICALLY DEBT SECURITIES OR PREFERRED STOCKS) THE TERMS OF WHICH ARE RELATED TO THE MARKET VALUE OF SOME NATURAL RESOURCE (ASSET-BASED SECURITIES). THE FUND WILL, UNDER NORMAL CIRCUMSTANCES, INVEST AT LEAST 65% OF ITS TOTAL ASSETS IN COMMON STOCKS AND EQUIVALENTS (SUCH AS CONVERTIBLE DEBT SECURITIES AND WARRANTS) OF NATURAL RESOURCE COMPANIES AND IN ASSET-BASED SECURITIES. THERE CAN BE NO ASSURANCE THAT SUCH OBJECTIVE WILL BE ACHIEVED.

  THE FUND'S INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE FUND'S OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). FUND POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE BOARD OF DIRECTORS.

  Companies that primarily own, explore, mine, process or otherwise develop natural resources, or supply goods and services primarily to such companies, will be considered "natural resource companies." Natural resources generally include precious metals (e.g., gold, silver and platinum), ferrous and nonferrous metals (e.g., iron, aluminum and copper), strategic metals (e.g., uranium and titanium), hydrocarbons (e.g., coal, oil and natural gases), timber land, undeveloped real property and agricultural commodities.

  THE VALUE OF EQUITY SECURITIES OF NATURAL RESOURCE COMPANIES (INCLUDING THOSE COMPANIES THAT ARE PRIMARILY INVOLVED IN PROVIDING GOODS AND SERVICES TO NATURAL RESOURCE COMPANIES) WILL FLUCTUATE PURSUANT TO MARKET CONDITIONS GENERALLY, AS WELL AS THE MARKET FOR THE PARTICULAR NATURAL RESOURCE IN WHICH THE ISSUER IS INVOLVED. IN ADDITION, THE VALUES OF NATURAL RESOURCES ARE AFFECTED BY NUMEROUS FACTORS INCLUDING EVENTS OCCURRING IN NATURE, INFLATIONARY PRESSURES AND INTERNATIONAL POLITICS. For instance, events in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups or military confrontations) can affect the overall supply of a natural resource and thereby the value of companies involved in such natural resources. In addition, rising interest rates (i.e., inflationary pressures) may affect the demand for natural resources such as timber. The Fund will seek securities that are attractively priced relative to the intrinsic value of the relevant natural resource or that are of companies which are positioned to benefit under existing or anticipated economic conditions. Accordingly, the Fund may shift its emphasis from one natural resource industry to another depending upon prevailing trends or developments, provided that the Fund will not invest 25% or more of its total assets in the securities of companies in any one natural resource industry. See "Investment Restrictions" in the Statement of Additional Information for information concerning industry classifications. The Fund is not required to maintain any particular mix of investments among the natural resource industries.

  THERE ARE ALSO NO GEOGRAPHIC LIMITATIONS ON NATURAL RESOURCE COMPANIES IN WHICH THE FUND MAY INVEST. DEPENDING UPON MARKET CONDITIONS, THE FUND MAY BE INVESTED PRIMARILY IN FOREIGN SECURITIES. In light of the geographic concentration of many natural resources, the Fund anticipates that many of the companies in which it invests will be located in Canada, Australia, New Zealand, Malaysia, Western Europe, the United Kingdom and the United States. Investments may also be made in companies located in Indonesia, Japan, other countries in Southeast Asia and other countries as the Fund's investment adviser may from time to time determine. In connection with the Fund's investments in foreign securities, the Fund's investment adviser will consider factors such as the expected levels of inflation and interest rates; government policies influencing business conditions; the range of investment opportunities available to international investors and other pertinent financial, tax, social, political and national factors--all in relation to the prevailing prices of the securities of foreign issuers. The Fund may seek to hedge its position in foreign currencies as more fully described herein.

  THE FUND IS NOT REQUIRED TO MAINTAIN ANY PARTICULAR GEOGRAPHIC OR CURRENCY MIX OF ITS INVESTMENTS; HOWEVER, WHEN MARKET CONDITIONS WARRANT, THE FUND MAY BE PRIMARILY INVESTED IN SECURITIES OF U.S. ISSUERS.

  AS WITH AN INVESTMENT IN ANY MUTUAL FUND, AN INVESTMENT IN THIS FUND CAN DECREASE IN VALUE AND YOU CAN LOSE MONEY.

  THE FUND MAY INVEST IN COMMON STOCK EQUIVALENTS, SUCH AS CONVERTIBLE SECURITIES, AS WELL AS IN COMMON STOCKS. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income stream derivable from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

  The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

  IN ADDITION TO COMMON STOCKS AND COMMON STOCK EQUIVALENTS, THE FUND MAY INVEST IN SECURITIES, THE PRINCIPAL AMOUNT, REDEMPTION TERMS OR CONVERSION TERMS OF WHICH ARE RELATED TO THE MARKET PRICE OF A NATURAL RESOURCE, REFERRED TO HEREIN AS "ASSET-BASED SECURITIES." The Fund will only purchase asset-based securities which are rated, or are issued by issuers that have outstanding obligations rated, at least BBB or Baa by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), respectively, or commercial paper rated at least A-2 or P-2 by S&P or Moody's, respectively, or comparably rated by a nationally recognized statistical rating organization (NRSRO) or, if unrated, unrated securities of issuers that the investment adviser has determined to be of comparable quality. Subsequent to its purchase by the Fund, a security may be assigned a lower rating or cease to be rated. Such an event would not require the elimination of the issue from the portfolio, but the investment adviser will consider such an event in determining whether the Fund should continue to hold the security in its portfolio. Securities rated Baa by Moody's, although considered to be investment grade, lack outstanding investment characteristics and, in fact, have speculative characteristics. See "Description of Security Ratings" in the Statement of Additional Information. If the asset-based security is backed by a letter of credit or other similar instrument, the Fund's investment adviser may take such backing into account in determining the quality of the security.

  Although it is expected that the market prices of the asset-based securities will fluctuate on the basis of the natural resources on which such securities are based, there may not be a perfect correlation between the price movements of the asset-based securities and the underlying natural resources. Asset-based securities are not always secured with a security interest in the underlying natural resource asset. Further, asset-based securities typically bear interest or pay dividends at below market rates (and in certain cases at nominal rates). Although the value of asset-based securities that bear interest may fluctuate inversely with market interest rates, such fluctuations are anticipated generally to be minimal since the value of such securities is typically based on the natural resources on which the securities are based.

  Certain asset-based securities may be payable at maturity in cash, or, at the option of the holder, directly in a stated amount of the asset to which the securities are related. The Fund does not intend to invest directly in natural resources and, therefore, would elect to be paid in cash or would sell the asset-based security prior to maturity to realize the appreciation in the underlying asset. An example of an asset-based security would be a debt security that will be repaid at a price based on, for instance, gold or crude oil prices over a specified period of time. Assume, for example, that gold is selling at a market price of $300 per ounce and an issuer sells a $1,000 face amount gold-related note with a four year maturity, payable at maturity in cash at the greater of either $1,000 or the then market price of three ounces of gold. If at maturity the market price of gold is $400 per ounce, the amount payable on the note would be $1,200.

  AS INDICATED ABOVE, THE FUND INTENDS TO INVEST PRIMARILY IN COMMON STOCKS AND EQUIVALENTS OF NATURAL RESOURCE COMPANIES AND ASSET-BASED SECURITIES; HOWEVER, UNDER NORMAL CIRCUMSTANCES, THE FUND MAY INVEST UP TO 35% OF ITS TOTAL ASSETS IN COMMON STOCKS (AND EQUIVALENTS) OF COMPANIES OTHER THAN NATURAL RESOURCE COMPANIES AND IN DEBT SECURITIES OF NATURAL RESOURCE COMPANIES, AS WELL AS OTHER COMPANIES. The Fund will only invest in debt securities (including money market instruments) of such companies which are rated, or are issued by companies that have outstanding debt securities rated, at least BBB or Baa by S&P or Moody's, respectively, or commercial paper rated at least A-2 or Prime-2 by S&P or Moody's, respectively, or comparably rated by a nationally recognized statistical rating organization (NRSRO) or if unrated, unrated securities of issuers that the investment adviser has determined to be of comparable quality. Money market instruments include obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks (and branches thereof). See "Description of Security Ratings" in the Statement of Additional Information. Unlike equity securities, there may not be a direct correlation between the price of debt securities of a natural resource company and the demand for the natural resource assets of the company. In addition, the prices of debt securities generally increase when interest rates decline and decrease when interest rates rise.

  THE FUND MAY ALSO (I) ENTER INTO FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS, (II) PURCHASE AND WRITE (I.E., SELL) PUT AND CALL OPTIONS ON STOCKS, STOCK INDICES AND FOREIGN CURRENCIES, (III) PURCHASE AND SELL FUTURES CONTRACTS ON FOREIGN CURRENCIES AND STOCK INDICES, (IV) PURCHASE SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS, (V) MAKE SHORT SALES AGAINST-THE-BOX AND (VI) ENTER INTO REPURCHASE AGREEMENTS.

  WHEN CONDITIONS DICTATE A TEMPORARY DEFENSIVE STRATEGY OR DURING PERIODS OF PORTFOLIO STRUCTURING AND RESTRUCTURING, THE FUND MAY INVEST IN MONEY MARKET INSTRUMENTS WITHOUT LIMIT.

  IN MANAGING THE FUND'S PORTFOLIO, THE PORTFOLIO MANAGER SEEKS TO IDENTIFY BROAD TRENDS IN THE NATURAL RESOURCES INDUSTRY THAT, IN HIS OPINION, MAY PROVIDE ATTRACTIVE INVESTMENT OPPORTUNITIES, EMPHASIZING COMPANIES THAT ARE LOWER-COST PRODUCERS IN THEIR INDUSTRIES. THE CURRENT PORTFOLIO MANAGER FOLLOWS A "CONTRARIAN" INVESTMENT APPROACH AND MAY PURCHASE SECURITIES THAT ARE OUT OF FAVOR WITH MANY INVESTORS OR SELL SECURITIES THAT ARE CURRENTLY IN FAVOR WITH MANY INVESTORS. SEE "HOW THE FUND IS MANAGED--MANAGER."

  SPECIAL CONSIDERATIONS AND RISKS

  FOREIGN SECURITIES INVOLVE CERTAIN RISKS WHICH SHOULD BE CONSIDERED CAREFULLY BY AN INVESTOR IN THE FUND. THESE RISKS INCLUDE POLITICAL OR ECONOMIC INSTABILITY IN THE COUNTRY OF THE ISSUER, THE DIFFICULTY OF PREDICTING INTERNATIONAL TRADE PATTERNS, THE POSSIBILITY OF IMPOSITION OF EXCHANGE CONTROLS AND THE RISK OF CURRENCY FLUCTUATIONS. Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. Government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States, and, with respect to certain foreign countries, there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investments in those countries. Finally, in the event of a default on any such foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities.

  In many instances, foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and are of similar quality. Under certain market conditions these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. Government, its instrumentalities or agencies.

  IF A SECURITY IS DENOMINATED IN A FOREIGN CURRENCY, IT WILL BE AFFECTED BY CHANGES IN CURRENCY EXCHANGE RATES AND IN EXCHANGE CONTROL REGULATIONS, AND COSTS WILL BE INCURRED IN CONNECTION WITH CONVERSIONS BETWEEN CURRENCIES. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's securities denominated in that currency. Such changes also will affect the Fund's income and distributions to shareholders. In addition, although the Fund will receive income in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make such distributions, particularly in instances in which the amount of income the Fund is required to distribute is not immediately reduced by the decline in such currency. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred. The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of foreign currency, may purchase and sell futures contracts on foreign currencies and may purchase and write put and call options on foreign currencies and on futures contracts on foreign currencies.

HEDGING AND RETURN ENHANCEMENT STRATEGIES

  THE FUND MAY ENGAGE IN VARIOUS PORTFOLIO STRATEGIES, INCLUDING PURCHASING AND SELLING DERIVATIVES, TO REDUCE CERTAIN RISKS OF ITS INVESTMENTS AND TO ATTEMPT TO ENHANCE RETURN, BUT NOT FOR SPECULATION. THESE STRATEGIES CURRENTLY INCLUDE THE USE OF OPTIONS, FORWARD CURRENCY EXCHANGE CONTRACTS AND FUTURES CONTRACTS AND OPTIONS THEREON. The Fund, and thus an investor, may lose money through unsuccessful use of these strategies. The Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. See "Investment Objective and Policies" and "Taxes, Dividends and Distributions" in the Statement of Additional Information. New financial products and risk management techniques continue to be developed and the Fund may use these new investments and techniques to the extent consistent with its investment objective and policies.

  OPTIONS TRANSACTIONS

  THE FUND MAY PURCHASE AND WRITE (I.E., SELL) PUT AND CALL OPTIONS ON SECURITIES AND CURRENCIES THAT ARE TRADED ON NATIONAL OR FOREIGN SECURITIES EXCHANGES OR IN THE OVER-THE-COUNTER MARKET TO ATTEMPT TO ENHANCE RETURN OR TO HEDGE THE FUND'S PORTFOLIO. These options will be on equity securities, financial indices (e.g., S&P 500) and foreign currencies. The Fund may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities (or currencies) it intends to purchase. The Fund may also purchase put and call options to offset previously written put and call options of the same series. See "Investment Objective and Policies--Options Transactions" in the Statement of Additional Information.

  A CALL OPTION GIVES THE PURCHASER, IN EXCHANGE FOR A PREMIUM PAID, THE RIGHT, FOR A SPECIFIED PERIOD OF TIME, TO PURCHASE THE SECURITIES OR CURRENCY SUBJECT TO THE OPTION AT A SPECIFIED PRICE (THE EXERCISE PRICE OR STRIKE PRICE). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or currency or a specified amount of cash to the purchaser upon receipt of the exercise price. When the Fund writes a call option, it gives up the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open.

  A PUT OPTION GIVES THE PURCHASER, IN RETURN FOR A PREMIUM, THE RIGHT, FOR A SPECIFIED PERIOD OF TIME, TO SELL THE SECURITIES OR CURRENCY SUBJECT TO THE OPTION TO THE WRITER OF THE PUT AT THE SPECIFIED EXERCISE PRICE. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option or deliver cash at the exercise price. The Fund might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price.

  THE FUND WILL WRITE ONLY "COVERED" OPTIONS. A written option is "covered" if, as long as the Fund is obligated under the option, it (i) owns an offsetting position in the underlying security or currency or (ii) maintains in a segregated account, cash or other liquid assets in an amount equal to or greater than its obligation under the option. There is no limitation on the amount of call options the Fund may write. See "Investment Objective and Policies--Options Transactions" in the Statement of Additional Information.


  FORWARD CURRENCY EXCHANGE CONTRACTS

  THE FUND MAY ENTER INTO FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS TO PROTECT THE VALUE OF ITS PORTFOLIO AGAINST FUTURE CHANGES IN THE LEVEL OF CURRENCY EXCHANGE RATES. The Fund may enter into such contracts on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract.

  THE FUND'S DEALINGS IN FORWARD CONTRACTS WILL BE LIMITED TO HEDGING INVOLVING EITHER SPECIFIC TRANSACTIONS OR PORTFOLIO POSITIONS. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency or in a currency bearing a substantial correlation to the value of that currency (cross hedge). Although there are no limits on the number of forward contracts which the Fund may enter into, the Fund may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of foreign currency) of the securities held in its portfolio denominated or quoted in, or currently convertible into, such currency. See "Investment Objective and Policies--Risks Related to Forward Currency Exchange Contracts" in the Statement of Additional Information.

  FUTURES CONTRACTS AND OPTIONS THEREON

  THE FUND MAY PURCHASE AND SELL FINANCIAL FUTURES CONTRACTS AND OPTIONS THEREON WHICH ARE TRADED ON A COMMODITIES EXCHANGE OR BOARD OF TRADE FOR CERTAIN HEDGING AND RISK MANAGEMENT PURPOSES AND TO ATTEMPT TO ENHANCE RETURN IN ACCORDANCE WITH REGULATIONS OF THE COMMODITY FUTURES TRADING COMMISSION. The Fund, and thus an investor, may lose money through unsuccessful use of these strategies. These futures contracts and options thereon will be on financial indices and foreign currencies or groups of foreign currencies such as the European Currency Unit. (A European Currency Unit is a basket of specified amounts of the currencies of certain member states of the European Economic Community, a Western European economic cooperative organization including such countries as France, Germany, The Netherlands and the United Kingdom.) A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future.

  Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act are exempt from the definition of "commodity pool operator," subject to compliance with certain conditions. The exemption is conditioned upon the Fund's purchasing and selling futures contracts and options thereon for bona fide hedging transactions, except that the Fund may purchase and sell futures contracts and options thereon for any other purpose to the extent that the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the Fund's total assets. Although there are no other limits applicable to futures contracts, the value of all futures contracts sold will not exceed the total market value of the Fund's portfolio.

  THE FUND'S SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON DEPENDS UPON THE INVESTMENT ADVISER'S ABILITY TO PREDICT THE DIRECTION OF THE MARKET AND OF INTEREST RATES AND REQUIRES SKILLS AND TECHNIQUES DIFFERENT FROM

THOSE USED IN SELECTING PORTFOLIO SECURITIES. The correlation between movements in the price of a futures contract and movements in the index or price of the currencies being hedged is imperfect and there is a risk that the value of the index or currencies being hedged may increase or decrease at a greater rate than the related futures contracts resulting in losses to the Fund. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of futures contracts or options thereon may vary, either up or down, from the previous day's settlement price. These daily limits may restrict the Fund's ability to purchase or sell certain futures contracts or options thereon on any particular day.

  THE FUND'S ABILITY TO ENTER INTO OR CLOSE OUT FUTURES CONTRACTS AND OPTIONS THEREON IS LIMITED BY THE REQUIREMENTS OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE INTERNAL REVENUE CODE), FOR QUALIFICATION AS A REGULATED INVESTMENT COMPANY. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

  RISKS OF HEDGING AND RETURN ENHANCEMENT STRATEGIES

  PARTICIPATION IN THE OPTIONS OR FUTURES MARKETS AND IN CURRENCY EXCHANGE TRANSACTIONS INVOLVES INVESTMENT RISKS AND TRANSACTION COSTS TO WHICH THE FUND WOULD NOT BE SUBJECT ABSENT THE USE OF THESE STRATEGIES. The Fund, and thus an investor, may lose money through any unsuccessful use of these strategies. If the investment adviser's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency and futures contracts and options thereon include (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets;
(2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging transactions. See "Investment Objective and Policies" and "Taxes, Dividends and Distributions" in the Statement of Additional Information.

OTHER INVESTMENTS AND POLICIES

  WHEN-ISSUED OR DELAYED DELIVERY SECURITIES

  The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund's Custodian will maintain, in a segregated account of the Fund, cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, having a value equal to or greater than the Fund's purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.

  REPURCHASE AGREEMENTS

  The Fund may on occasion enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Fund at a mutually agreed upon time and price. The repurchase date is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of the instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss. The Fund participates in a joint repurchase account with other investment companies managed by Prudential Investments Fund Management LLC pursuant to an order of the Securities and Exchange Commission (SEC).

  ILLIQUID SECURITIES

  The Fund may hold up to 15% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside of the United States. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act), and privately placed commercial paper that have a readily available market are not considered illiquid for purposes of this limitation. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. See "Investment Objective and Policies--Illiquid Securities" in the Statement of Additional Information. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

  BORROWING

  The Fund may borrow an amount equal to no more than 20% of the value of its total assets (computed at the time the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of its total assets to secure these borrowings. If the Fund borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. This is the speculative factor known as "leverage." See "Investment Restrictions" in the Statement of Additional Information.

  SHORT SALES AGAINST-THE-BOX

  The Fund may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a short sale against-the-box), and that not more than 25% of the Fund's net assets (determined at the time of the short sale) may be subject to such sales. Short sales will be made primarily to defer realization of gain or loss for federal tax purposes. The Fund does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales against-the-box during the coming year.

  SECURITIES LENDING

  The Fund may lend its portfolio securities to brokers or dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or other liquid assets or secures an irrevocable letter of credit in favor of the Fund in an amount equal to at least 100%, determined daily, of the market value of the securities loaned which are maintained in a segregated account pursuant to applicable regulations. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. As a matter of fundamental policy, the Fund cannot lend more than 30% of the value of its total assets. The Fund may pay reasonable administration and custodial fees in connection with a loan. See "Investment Objective and Policies--Lending of Portfolio Securities" in the Statement of Additional Information.

  PORTFOLIO TURNOVER

  As a result of the Fund's investment policies, its portfolio turnover rate may exceed 100%, although the rate is not expected to exceed 200%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. High portfolio turnover may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information. In addition, high portfolio turnover may result in increased short-term capital gains which, when distributed to shareholders, are treated as ordinary income. See "Taxes, Dividends and Distributions."

INVESTMENT RESTRICTIONS

  The Fund is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.


                            HOW THE FUND IS MANAGED


  THE FUND HAS A BOARD OF DIRECTORS WHICH, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDES UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.

  For the fiscal year ended May 31, 1997, and, in the case of the Class Z Shares, the period ended May 31, 1997, the Fund's total expenses as a percentage of average net assets for the Fund's Class A, Class B, Class C and Class Z shares were 1.48%, 2.23%, 2.23% and 1.23%, respectively. See "Financial Highlights."

MANAGER

  PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM OR THE MANAGER), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF
 .75 OF 1% OF THE FUND'S AVERAGE DAILY NET ASSETS. PIFM is organized in New York as a limited liability company. It is the successor of Prudential Mutual Fund Management, Inc., which transferred its assets to PIFM in September 1996. For the fiscal year ended May 31, 1997, the Fund paid management fees to PIFM of .75 of 1% of the Fund's average net assets. See "'Manager" in the Statement of Additional Information.

  As of June 30, 1997, PIFM served as the manager to 40 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $56.7 billion.

  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PIFM MANAGES THE INVESTMENT OPERATIONS OF THE FUND AND ALSO ADMINISTERS THE FUND'S CORPORATE AFFAIRS. See "Manager" in the Statement of Additional Information.

  PURSUANT TO A SUBADVISORY AGREEMENT BETWEEN PIFM AND PRUDENTIAL INVESTMENT CORPORATION (PIC), PIC, DOING BUSINESS AS PRUDENTIAL INVESTMENTS (PI, THE SUBADVISER OR THE INVESTMENT ADVISER), PI FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PIFM FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. Under the Management Agreement, PIFM continues to have responsibility for all investment advisory services and supervises PI's performance of such services.

  The current portfolio manager of the Fund is Leigh Goehring, a manager of PI. Mr. Goehring has responsibility for the day-to-day management of the Fund's portfolio. Mr. Goehring has been employed by PI as a manager since 1986. Mr. Goehring also serves as the portfolio manager of the National Resources Portfolio within Prudential's variable life and annuity products.

  PIFM and PIC are wholly-owned subsidiaries of Prudential, a major diversified insurance and financial services company.

DISTRIBUTOR

  PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES OR PSI), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE SHARES OF THE FUND. IT IS AN INDIRECT, WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL.

  UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY, THE PLANS) ADOPTED BY THE FUND UNDER RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), PRUDENTIAL SECURITIES (THE DISTRIBUTOR) INCURS THE EXPENSES OF DISTRIBUTING THE FUND'S CLASS A, CLASS B AND CLASS C SHARES. Prudential Securities also incurs the expense of distributing the Fund's Class Z shares under the Distribution Agreement, none of which is reimbursed or paid for by the Fund. These expenses include commissions and account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions and account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

  Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

  UNDER THE CLASS A PLAN, THE FUND MAY PAY PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. Prudential Securities has agreed to limit its distribution-related fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending May 31, 1998.

  UNDER THE CLASS B AND CLASS C PLANS, THE FUND PAYS PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS B AND CLASS C SHARES AT AN ANNUAL RATE OF UP TO 1% OF THE AVERAGE DAILY NET ASSETS OF EACH OF THE CLASS B AND CLASS C SHARES. The Class B and Class C Plans provide for the payment to Prudential Securities of (i) an asset-based sales charge of .75 of 1% of the average daily net assets of each of the Class B and Class C shares and (ii) a service fee of .25 of 1% of the average daily net assets of each of the Class B and Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. Prudential Securities also receives contingent deferred sales charges from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges."

  For the fiscal year ended May 31, 1997, the Fund paid distribution expenses of .25 of 1%, 1.00% and 1.00% of the average daily net assets of the Class A, Class B and Class C shares, respectively. The Fund records all payments made under the Plans as expenses in the calculation of net investment income. See "Distributor" in the Statement of Additional Information.

  Distribution expenses attributable to the sale of Class A, Class B or Class C shares of the Fund will be allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B or Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

  Each Plan provides that it shall continue in effect from year to year provided that a majority of the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Directors), vote annually to continue the Plan. Each Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Directors or of a majority of the outstanding shares of the applicable class of the Fund. The Fund will not be obligated to pay distribution and service fees incurred under any Plan if it is terminated or not continued.

  In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers (including Prudential Securities) and other persons who distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

  The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. (NASD), governing maximum sales charges. See "Distributor" in the Statement of Additional Information.

  On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the NASD to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.

  Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for the purpose of the settlement fund. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.

  In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three-year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If, on the other hand, during the course of the three-year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.

  For more detailed information concerning the foregoing matters, see "Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling (800) 225-1852.

  The Fund is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein and the Fund's assets which are held by State Street Bank and Trust Company, an independent custodian, are separate and distinct from PSI.

PORTFOLIO TRANSACTIONS

  Prudential Securities may also act as a broker or futures commission merchant for the Fund, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts, 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.

  Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and, in those capacities, maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PIFM. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.


                        HOW THE FUND VALUES ITS SHARES


  THE FUND'S NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. THE BOARD OF DIRECTORS HAS FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE FUND'S NET ASSET VALUE TO BE AS OF 4:15 P.M., NEW YORK TIME.

  Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board of Directors. See "Net Asset Value" in the Statement of Additional Information.

  The Fund will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Fund or days on which changes in the value of the Fund's portfolio securities do not materially affect the NAV.

  Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of the other three classes because Class Z shares are not subject to any distribution and/or service fees. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                      HOW THE FUND CALCULATES PERFORMANCE

  FROM TIME TO TIME THE FUND MAY ADVERTISE ITS TOTAL RETURN (INCLUDING "AVERAGE ANNUAL" TOTAL RETURN AND "AGGREGATE" TOTAL RETURN) AND YIELD IN ADVERTISEMENTS OR SALES LITERATURE. TOTAL RETURN AND YIELD ARE CALCULATED SEPARATELY FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES. These figures are based on historical earnings and are not intended to indicate future performance. The "total return" shows how much an investment in the Fund would have increased (decreased) over a specified period of time (i.e., one, five or ten years or since inception of the Fund) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. The "aggregate" total return reflects actual performance over a stated period of time. "Average annual" total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. "Average annual" total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither "average annual" total return nor "aggregate" total return takes into account any federal or state income taxes which may be payable upon redemption. The "yield" refers to the income generated by an investment in the Fund over a one-month or 30-day period. This income is then "annualized;" that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. Further performance information is contained in the Fund's annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."


                      TAXES, DIVIDENDS AND DISTRIBUTIONS


TAXATION OF THE FUND

  THE FUND HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE FUND WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

  Under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by the Fund will be required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

  The Fund may incur foreign income taxes in connection with some of its foreign investments. Certain of these taxes may be credited to shareholders. See "Taxes, Dividends and Distributions" in the Statement of Additional Information. The Fund may, from time to time, invest in Passive Foreign Investment Companies (PFICs). PFICs are foreign corporations which own mostly passive assets or which derive 75% or more of their income from passive sources. The Fund's investments in PFICs may subject the Fund to federal income tax on certain income and gains realized by the Fund.

  Certain gains or losses from fluctuations in foreign currency exchange rates (Section 988 gains or losses) will affect the amount of ordinary income the Fund will be able to pay as dividends. See "Taxes, Dividends and Distribution" in the Statement of Additional Information.

TAXATION OF SHAREHOLDERS

  Any dividends out of net investment income, together with distributions of net short-term gains (i.e., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net capital gains ( i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for individuals is 28%. The maximum long-term capital gains rate for corporate shareholders is currently the same as the maximum tax rate for ordinary income.

  Dividends received by corporate shareholders are eligible for a dividends received deduction of 70% to the extent the Fund's income is derived from qualified dividends received by the Fund from domestic corporations. See "Taxes, Dividends and Distributions" in the Statement of Additional Information. Corporate shareholders should consult their tax advisers regarding other requirements applicable to the dividends received deduction.

  Any gain or loss realized upon a sale or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally be treated as long-term capital gain or loss if the shares have been held more than one year and otherwise as short-term capital gain or loss. Any such loss with respect to shares that are held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain distributions received by the shareholder.

  The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of any class of the Fund's shares for any other class of its shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.

WITHHOLDING TAXES

  Under the Internal Revenue Code, the Fund is required to withhold and remit to the U.S. Treasury 31% of dividend, capital gain income and redemption proceeds on the accounts of those shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. Withholding at this rate is also required from dividends and capital gains distributions (but not redemption proceeds) payable to shareholders who are otherwise subject to backup withholding. Dividends of net investment income and short-term capital gains paid to a foreign shareholder will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate).

  SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE OR LOCAL TAXES. SEE "TAXES, DIVIDENDS AND DISTRIBUTIONS" IN THE STATEMENT OF ADDITIONAL INFORMATION.

DIVIDENDS AND DISTRIBUTIONS

  THE FUND EXPECTS TO PAY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, AND MAKE DISTRIBUTIONS AT LEAST ANNUALLY OF ANY CAPITAL GAINS IN EXCESS OF NET LONG-TERM CAPITAL LOSSES. Dividends paid by the Fund with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each class (other than Class Z) will bear its own distribution charges, generally resulting in lower dividends for Class B and Class C shares in relation to Class A and Class Z shares and lower dividends for Class A shares in relation to Class Z shares. Distributions of net capital gains, if any, will be paid in the same amount for each class of shares. See "How the Fund Values its Shares."

  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL FUND SHARES BASED ON THE NAV OF EACH CLASS ON THE RECORD DATE OR SUCH OTHER DATE AS THE BOARD OF DIRECTORS MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services LLC, Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash. The Fund will notify each shareholder after the close of the Fund's taxable year both of the dollar amount and the taxable status of that year's dividends and distributions on a per share basis.

  WHEN THE FUND GOES "EX-DIVIDEND," THE NAV OF EACH CLASS IS REDUCED BY THE AMOUNT OF THE DIVIDEND OR DISTRIBUTION ALLOCABLE TO EACH CLASS. IF YOU BUY SHARES JUST PRIOR TO THE EX-DIVIDEND DATE (WHICH GENERALLY OCCURS TWO BUSINESS DAYS PRIOR TO THE RECORD DATE), THE PRICE YOU PAY WILL INCLUDE THE DIVIDEND OR DISTRIBUTION AND A PORTION OF YOUR INVESTMENT WILL BE RETURNED TO YOU AS A TAXABLE DIVIDEND OR DISTRIBUTION. YOU SHOULD, THEREFORE, CONSIDER THE TIMING OF DIVIDENDS AND DISTRIBUTIONS WHEN MAKING YOUR PURCHASES.


                              GENERAL INFORMATION


DESCRIPTION OF COMMON STOCK

  THE FUND WAS INCORPORATED IN MARYLAND ON JUNE 15, 1987. THE FUND IS AUTHORIZED TO ISSUE 500 MILLION SHARES OF COMMON STOCK, $.01 PAR VALUE PER SHARE, DIVIDED INTO FOUR CLASSES, DESIGNATED CLASS A, CLASS B, CLASS C AND CLASS Z COMMON STOCK, EACH OF WHICH CONSISTS OF 125 MILLION AUTHORIZED SHARES. Each class of common stock represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges or distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "How the Fund is Managed--Distributor." In accordance with the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board of Directors may determine.

  The Board of Directors may increase or decrease the number of authorized shares without approval by the shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of common stock is equal as to earnings, assets and voting privileges, except as noted above, and each class (with the exception of Class Z shares, which are not subject to any distribution or service fee) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of the Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees. The Fund's shares do not have cumulative voting rights for the election of Directors.

  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF DIRECTORS IS REQUIRED TO

BE ACTED ON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE DIRECTORS OR TO TRANSACT ANY OTHER BUSINESS.

ADDITIONAL INFORMATION

  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.


                               SHAREHOLDER GUIDE


HOW TO BUY SHARES OF THE FUND

  YOU MAY PURCHASE SHARES OF THE FUND THROUGH PRUDENTIAL SECURITIES, PRUSEC OR DIRECTLY FROM THE FUND, THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES LLC (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. PARTICIPANTS IN PROGRAMS SPONSORED BY PRUDENTIAL RETIREMENT SERVICES SHOULD CONTACT THEIR CLIENT REPRESENTATIVE FOR MORE INFORMATION ABOUT CLASS Z SHARES. The purchase price is the NAV next determined following receipt of an order in proper form by the Transfer Agent or Prudential Securities plus a sales charge which, at your option, may be imposed either (i) at the time of purchase (Class A shares) or
(ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at net asset value without any sales charge. Payment may be made by wire, check or through your brokerage account. See "Alternative Purchase Plan" below. See also "How the Fund Values its Shares."

  The minimum initial investment is $1,000 for Class A and Class B shares and $5,000 for Class C shares, except that the minimum initial investment for Class C shares may be waived from time to time. There is no minimum investment requirement for Class Z shares. The minimum subsequent investment is $100 for all classes, except for Class Z shares, for which there is no such minimum subsequent investment. All minimum investment requirements are waived for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below.

  Application forms can be obtained from PMFS, Prudential Securities or Prusec. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive stock certificates.

  The Fund reserves the right to reject any purchase order (including an exchange into the Fund) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.

  Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the investment.

  Transactions in Fund shares may be subject to postage and handling charges imposed by your dealer.

  PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston,

Massachusetts, Custody and Shareholder Services Division, Attention:
Prudential Natural Resources Fund, Inc., specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are eligible to invest (Class A, Class B, Class C or Class Z shares).

  If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Fund as of that day. See "Net Asset Value" in the Statement of Additional Information.

  In making a subsequent purchase by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Natural Resources Fund, Inc., Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

ALTERNATIVE PURCHASE PLAN

  THE FUND OFFERS THROUGH THIS PROSPECTUS FOUR CLASSES OF SHARES (CLASS A, CLASS B, CLASS C AND CLASS Z SHARES) WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES GIVEN THE AMOUNT OF THE PURCHASE, THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).

                                           ANNUAL 12B-1 FEES
                                        (AS A % OF AVERAGE DAILY
                  SALES CHARGE                NET ASSETS)            OTHER INFORMATION
         ------------------------------ ------------------------ ------------------------
 CLASS A Maximum initial sales charge     .30 of 1%              Initial sales charge
         of 5% of the public offering     (Currently being       waived or reduced for
         price                            charged at a rate      certain purchases
                                          of .25 of 1%)
 CLASS B Maximum contingent deferred      1%                     Shares convert to Class
         sales charge or CDSC of 5% of                           A shares approximately
         the lesser of the amount                                seven years after
         invested or the redemption                              purchase
         proceeds; declines to zero
         after six years
 CLASS C Maximum CDSC of 1% of the        1%                     Shares do not convert to
         lesser of the amount invested                           another class
         or the redemption proceeds on
         redemptions made within one
         year of purchase
 CLASS Z None                             None                   Sold to a limited group
                                                                 of investors

  The four classes of shares represent an interest in the same portfolio of investments of the Fund and have the same rights, except that (i) each class (with the exception of the Class Z shares, which are not subject to any distribution or service fees) is subject to different sales charges and distribution and/or service fees, which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interest of any other class, and (iii) only Class B shares have a conversion feature. The four classes also have separate exchange privileges. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee (if any) of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A and Class Z shares.

  Financial advisers and other sales agents who sell shares of the Fund will receive different compensation for selling Class A, Class B, Class C and Class Z shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C or Class Z shares.

  IN SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER THINGS, (1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B Shares" below).

  The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Fund:

  If you intend to hold your investment in the Fund for less than 7 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 5% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

  If you intend to hold your investment for 7 years or more and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.

  If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

  If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and Class C shares for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in net asset value, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

  ALL PURCHASES OF $1 MILLION OR MORE, EITHER AS PART OF A SINGLE INVESTMENT OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES UNLESS THE PURCHASER IS ELIGIBLE TO PURCHASE CLASS Z SHARES. See "Reduction and Waiver of Initial Sales Charges" and "Class Z Shares" below.

  CLASS A SHARES

  The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                           SALES CHARGE AS SALES CHARGE AS DEALER CONCESSION
                            PERCENTAGE OF   PERCENTAGE OF  AS PERCENTAGE OF
     AMOUNT OF PURCHASE    OFFERING PRICE  AMOUNT INVESTED  OFFERING PRICE
     ------------------    --------------- --------------- -----------------
     Less than $25,000          5.00%           5.26%            4.75%
     $25,000 to $49,999         4.50            4.71             4.25
     $50,000 to $99,999         4.00            4.17             3.75
     $100,000 to $249,999       3.25            3.36             3.00
     $250,000 to $499,999       2.50            2.56             2.40
     $500,000 to $999,999       2.00            2.04             1.90
     $1,000,000 and above       None            None             None

  The Distributor may reallow the entire sales charge to dealers. Selling dealers may be deemed to be underwriters, as that term is defined in the Securities Act.

  In connection with the sale of Class A shares at NAV (without payment of an initial sales charge), the Manager, the Distributor or one of their affiliates will pay dealers, financial advisers and other persons which distribute shares a finders' fee from its own resources based on a percentage of the net asset value of shares sold by such persons.

  REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

  Benefit Plans. Class A shares may be purchased at NAV, without payment of an initial sales charge, by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code (collectively, Benefit Plans), provided that the Benefit Plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) or 250 eligible employees or participants. In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account recordkeeping (Direct Account Benefit Plans) and Benefit Plans sponsored by PSI or its subsidiaries (PSI or Subsidiary Prototype Benefit Plans), Class A shares may be purchased at NAV by participants who are repaying loans made from such plans to the participant.

  Prudential Retirement Programs. Class A shares may be purchased at NAV by certain savings, retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code, for which Prudential serves as the plan administrator or recordkeeper, provided that (i) the plan has at least $1 million in existing assets or 250 eligible employees and (ii) the Fund is an available investment option. These plans include pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 or 403(b)(7) of the Internal Revenue Code and plans that participate in the Transfer Agent's PruArray and SmartPath Programs (benefit plan recordkeeping services) (hereafter referred to as a PruArray or SmartPath Plan). All plans of a company for which Prudential serves as plan administrator or recordkeeper are aggregated in meeting the $1 million threshold. The term "existing assets" as used herein includes stock issued by a plan sponsor, shares of Prudential Mutual Funds and shares of certain unaffiliated mutual funds that participate in the PruArray or SmartPath Program (Participating Funds). "Existing assets" also include monies invested in The Guaranteed Interest Account (GIA), a group annuity insurance product issued by Prudential, and units of The Stable Value Fund (SVF), an unaffiliated bank collective fund. Class A shares may also be purchased at NAV by plans that have monies invested in GIA and SVF, provided
(i) the purchase is made with the proceeds of a redemption from either GIA or SVF and (ii) Class A shares are an investment option of the plan.

  PruArray Association Benefit Plans. Class A shares are also offered at net asset value to Benefit Plans or non-qualified plans sponsored by employers which are members of a common trade, professional or membership association (Association) that participate in the PruArray Program provided that the Association enters into a written agreement with Prudential. Such Benefit Plans or non-qualified plans may purchase Class A shares at net asset value without regard to the assets or number of participants in the individual employer's qualified Plan(s) or non-qualified plans so long as the employers in the Association (i) have retirement plan assets in the aggregate of at least $1 million or 250 participants in the aggregate and (ii) maintain their accounts with the Fund's transfer agent.

  PruArray Savings Program. Class A shares are also offered at net asset value to employees of companies that enter into a written agreement with Prudential Retirement Services to participate in the PruArray Savings Program. Under this Program, a limited number of Prudential Mutual Funds are available for purchase at net asset value by Individual Retirement Accounts and Savings Accumulation Plans of the company's employees. The Program is available only to (i) employees who open an IRA or Savings Accumulation Plan account with the Transfer Agent and (ii) spouses of employees who open an IRA account with the Transfer Agent. The program is offered to companies that have at least 250 eligible employees.


  Special Rules Applicable to Retirement Plans. After a Benefit Plan or PruArray Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.

  Other Waivers. In addition, Class A shares may be purchased at NAV, through Prudential Securities or the Transfer Agent, by the following persons: (a) officers of the Prudential Mutual Funds (including the Fund), (b) employees of Prudential Securities and PIFM and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent, (c) employees of subadvisers of the Prudential Mutual Funds provided that such purchases at NAV are permitted by such person's employer (d) Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (e) registered representatives and employees of dealers who have entered into a selected dealer agreement with Prudential Securities provided that purchases at NAV are permitted by such person's employer, (f) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (ii) the purchase is made with proceeds of a redemption of shares of any open-end, non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and
(iii) the financial adviser served as the client's broker on the previous purchase and (g) investors in Individual Retirement Accounts, provided the purchase is made with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential Investments serves as the recordkeeper.

  You must notify the Transfer Agent either directly or through Prudential Securities or Prusec that you are entitled to the reduction or waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges-- Class A Shares" in the Statement of Additional Information.

CLASS B AND CLASS C SHARES

  The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities. Although there is no sales charge imposed at the time of purchase, redemptions of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares-- Contingent Deferred Sales Charges." The Distributor will pay sales commissions of up to 4% of the purchase price of Class B shares to dealers, financial advisers and other persons who sell Class B shares at the time of sale from its own resources. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. See "How the Fund is Managed--Distributor." In connection with the sale of Class C shares, the Distributor will pay dealers, financial advisers and other persons which distribute Class C shares a sales commission of up to 1% of the purchase price of such shares at the time of the sale.

CLASS Z SHARES

  Class Z shares of the Fund are available for purchase by the following categories of investors:

  (i) pension, profit-sharing or other employee benefit plans qualified under
Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 or 403(b)(7) of the Internal Revenue Code and non-qualified plans for which the Fund is an available option (collectively, Benefit Plans), provided such Benefit Plans (in combination with other plans sponsored by the same employer or group of related employers) have at least $50 million in defined contribution assets; (ii) participants in any fee-based program or trust program sponsored by Prudential Securities, The Prudential Savings Bank, F.S.B. (or any affiliate) which includes mutual funds as investment options and for which the Fund is an available option; (iii) certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential Mutual Funds are an available investment option; (iv) Benefit Plans for which Prudential Retirement Services serves as recordkeeper and as of September 20, 1996, (a) were Class Z shareholders of the Prudential Mutual Funds, or (b) executed a letter of intent to purchase Class Z shares of the Prudential Mutual Funds;
(v) current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund); and (vi) employees of Prudential and/or Prudential Securities who participate in a Prudential-sponsored employee savings plan.

  In connection with the sales of Class Z shares, the Manager, the Distributor or one of their affiliates may pay dealers, financial advisers and other persons which distribute shares a finders' fee from its own resources based on a percentage of the net asset value of shares sold by such persons.

HOW TO SELL SHARES

  YOU CAN REDEEM YOUR SHARES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. SEE "HOW THE FUND VALUES ITS SHARES." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge, as described below. See "Contingent Deferred Sales Charges" below.

  IF YOU HOLD SHARES OF THE FUND THROUGH PRUDENTIAL SECURITIES, YOU MUST REDEEM YOUR SHARES THROUGH PRUDENTIAL SECURITIES. PLEASE CONTACT YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

  IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices. In the case of redemptions from a PruArray or SmartPath Plan, if the proceeds of the redemption are invested in another investment option of the plan, in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

  PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE CERTIFICATE AND/OR WRITTEN REQUEST, EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR PRUDENTIAL SECURITIES ACCOUNT UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times
(a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or
(d) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR CASHIER'S CHECK.

  REDEMPTION IN KIND. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you will incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Board of Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No contingent deferred sales charge will be imposed on any such involuntary redemption.

  90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the Fund's Transfer Agent, either directly or through Prudential Securities, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege will generally not affect the federal tax treatment of any gain or loss realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

  CONTINGENT DEFERRED SALES CHARGES

  Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any contingent deferred sales charge will be paid to and retained by the Distributor. See "How the Fund is Managed--Distributor" and "Waiver of the Contingent Deferred Sales Charges--Class B Shares" below.

  The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares" below.

  The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                             CONTINGENT DEFERRED SALES CHARGE
        YEAR SINCE PURCHASE                  AS A PERCENTAGE OF DOLLARS INVESTED
        PAYMENT MADE                         OR REDEMPTION PROCEEDS
        -------------------                  -----------------------------------
        First...............................                5.0%
        Second..............................                4.0%
        Third...............................                3.0%
        Fourth..............................                2.0%
        Fifth...............................                1.0%
        Sixth...............................                1.0%
        Seventh.............................                None

  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value above the total amount of payments for the purchase of Fund shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

  For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

  WAIVER OF THE CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

  The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. These distributions include: (i) in the case of a tax-deferred retirement plan, a lump-sum or other distribution after retirement; (ii) in the case of an IRA or Section 403(b) custodial account, a lump-sum or other distribution after attaining age 59 1/2; and (iii) a tax-free return of an excess contribution plan or plan distributions following the death or disability of the shareholder, provided that the shares were purchased prior to death or disability. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from service (i.e., following voluntary or involuntary termination of employment or following retirement). Under no circumstances will the CDSC be waived on redemptions resulting from the termination of a tax-deferred retirement plan, unless such redemptions otherwise qualify for a waiver as described above. In the case of Direct Account and PSI or Subsidiary Prototype Benefit Plans, the CDSC will be waived on redemptions which represent borrowings from such plans. Shares purchased with amounts used to repay a loan from such plans on which a CDSC was not previously deducted will thereafter be subject to a CDSC without regard to the time such amounts were previously invested. In the case of a 401(k) plan, the CDSC will also be waived upon the redemption of shares purchased with amounts used to repay loans made from the account to the participant and from which a CDSC was previously deducted.

  SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% amount is reached.

  In addition, the CDSC will be waived on redemptions of shares held by a Director of the Fund.

  You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares--Waiver of the Contingent Deferred Sales Charge-- Class B Shares" in the Statement of Additional Information.

  A quantity discount may apply to redemption of Class B shares purchased prior to August 1, 1994. See "Purchase and Redemption of Fund Shares--Quantity Discount--Class B Shares Purchased Prior to August 1, 1994" in the Statement of Additional Information.

WAIVER OF THE CONTINGENT DEFERRED SALES CHARGES--CLASS C SHARES.

  PruArray or SmartPath Plans. The CDSC will be waived on redemptions from qualified and non-qualified retirement and deferred compensation plans that participate in the Transfer Agent's PruArray and SmartPath Programs.

CONVERSION FEATURE--CLASS B SHARES

  Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge. The first conversion of Class B shares occurred in February 1995, when the conversion feature was first implemented.

  Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any

Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

  For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (i.e., $1,000 divided by $2,100 (47.62%) multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

  Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."

  For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

  The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

HOW TO EXCHANGE YOUR SHARES

  AS A SHAREHOLDER OF THE FUND, YOU HAVE AN EXCHANGE PRIVILEGE WITH CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS (THE EXCHANGE PRIVILEGE), INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS A, CLASS B, CLASS C AND CLASS Z SHARES MAY BE EXCHANGED FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES, RESPECTIVELY, OF ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of the exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be calculated from the first day of the month after the initial purchase excluding the time the shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.

  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.

  IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

  IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND SHAREHOLDERS SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES LLC AT THE ADDRESS NOTED ABOVE.

  SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (see "Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges" above) and for shareholders who qualify to purchase Class Z shares (see "Alternative Purchase Plan--Class Z Shares" above). Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities or Prusec that they are eligible for this special exchange privilege.

  Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value.

  The Fund reserves the right to reject any exchange order including exchanges (and market timing transactions) which are of size and/or frequency engaged in by one or more accounts acting in concert or otherwise, that have or may have an adverse effect on the ability of the Subadviser to manage the portfolio. The determination that such exchanges or activity may have an adverse effect and the determination to reject any exchange order shall be in the discretion of the Manager and the Subadviser.

  The Exchange Privilege is not a right and may be suspended, modified or terminated on 60 days' notice to shareholders.

SHAREHOLDER SERVICES

  In addition to the Exchange Privilege, as a shareholder of the Fund, you can take advantage of the following services and privileges:

  . AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

  . AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP you may make regular purchases of the Fund's shares in amounts as little as $50 via an automatic debit to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

  . TAX-DEFERRED RETIREMENT PLANS. Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details is available from Prudential Securities or the Transfer Agent. If you are considering adopting such a plan, you should consult with your own legal or tax adviser with respect to the establishment and maintenance of such a plan.

  . SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges."

  . REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. In addition, monthly unaudited financial data is available upon request from the Fund.

  . SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A., at
(908) 417-7555 (collect).

  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                       THE PRUDENTIAL MUTUAL FUND FAMILY

  Prudential Investments Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Fund at (800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.


       TAXABLE BOND FUNDS                         EQUITY FUNDS

    Prudential Diversified Bond Fund, Inc.Prudential Balanced Fund
                                          Prudential Distressed Securities
                                          Fund, Inc.
    Prudential Government Income Fund, Inc.
    Prudential Government Securities Trust
      Short-Intermediate Term Series      Prudential Dryden Fund

    Prudential High Yield Fund, Inc.        Prudential Active Balanced Fund

    Prudential Mortgage Income Fund, Inc.
                                            Prudential Stock Index Fund

                                          Prudential Emerging Growth Fund,
                                          Inc.
    Prudential Structured Maturity Fund, Inc.
      Income Portfolio
    The BlackRock Government Income Trust Prudential Equity Fund, Inc.
                                          Prudential Equity Income Fund

         TAX-EXEMPT BOND
              FUNDS                       Prudential Jennison Series Fund,
                                          Inc.

                                            Prudential Jennison Growth Fund

    Prudential California Municipal Fund
      California Series                     Prudential Jennison Growth &
                                          Income Fund
      California Income Series            Prudential Multi-Sector Fund, Inc.
    Prudential Municipal Bond Fund
      High Yield Series                   Prudential Small Company Value Fund,
                                          Inc.
      Insured Series                      Prudential Utility Fund, Inc.
      Intermediate Series                 Nicholas-Applegate Fund, Inc.
    Prudential Municipal Series Fund        Nicholas-Applegate Growth Equity
      Florida Series                      Fund

      Maryland Series
                                               MONEY MARKET FUNDS
      Massachusetts Series                . Taxable Money Market Funds

      Michigan Series                     Prudential Government Securities
      New Jersey Series                   Trust
      New York Series                       Money Market Series
      North Carolina Series                 U.S. Treasury Money Market Series
      Ohio Series                         Prudential Special Money Market
      Pennsylvania Series                 Fund, Inc.
                                            Money Market Series
    Prudential National Municipals Fund, Inc.
                                          Prudential MoneyMart Assets, Inc.


          GLOBAL FUNDS
                                          . Tax-Free Money Market Funds

                                          Prudential Tax-Free Money Fund, Inc.
    Prudential Europe Growth Fund, Inc.   Prudential California Municipal Fund
    Prudential Global Genesis Fund, Inc.    California Money Market Series
                                          Prudential Municipal Series Fund
    Prudential Global Limited Maturity Fund, Inc.
      Limited Maturity Portfolio            Connecticut Money Market Series
                                            Massachusetts Money Market Series
    Prudential Intermediate Global Income Fund, Inc.
                                            New Jersey Money Market Series

    Prudential Natural Resources Fund, Inc.
    Prudential Pacific Growth Fund, Inc.    New York Money Market Series

    Prudential World Fund, Inc.
      Global Series                       . Command Funds
                                          Command Money Fund
      International Stock Series          Command Government Fund
    The Global Government Plus Fund, Inc.
    The Global Total Return Fund, Inc.    Command Tax-Free Fund

    Global Utility Fund, Inc.
                                          . Institutional Money Market Funds
                                          Prudential Institutional Liquidity
                                          Portfolio, Inc.
                                            Institutional Money Market Series

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell, or a solicita-tion of any offer to buy any of the securities offered hereby in any jurisdic-tion to any person to whom it is unlawful to make such offer in such jurisdic-tion.
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
FUND HIGHLIGHTS............................................................   2
 What are the Fund's Risk Factors and
   Special Characteristics?................................................   2
FUND EXPENSES..............................................................   4
FINANCIAL HIGHLIGHTS.......................................................   5
HOW THE FUND INVESTS.......................................................   9
 Investment Objective and Policies.........................................   9
 Hedging and Return Enhancement Strategies.................................  12
 Other Investments and Policies............................................  14
 Investment Restrictions...................................................  16
HOW THE FUND IS MANAGED....................................................  16
 Manager...................................................................  16
 Distributor...............................................................  17
 Portfolio Transactions....................................................  19
 Custodian and Transfer and Dividend Disbursing Agent......................  19
HOW THE FUND VALUES ITS SHARES.............................................  19
HOW THE FUND CALCULATES
  PERFORMANCE..............................................................  20
TAXES, DIVIDENDS AND DISTRIBUTIONS.........................................  20
GENERAL INFORMATION........................................................  22
 Description of Common Stock...............................................  22
 Additional Information....................................................  23
SHAREHOLDER GUIDE..........................................................  23
 How to Buy Shares of the Fund.............................................  23
 Alternative Purchase Plan.................................................  24
 How to Sell Your Shares...................................................  28
 Conversion Feature--Class B Shares........................................  31
 How to Exchange Your Shares...............................................  32
 Shareholder Services......................................................  34
THE PRUDENTIAL MUTUAL FUND FAMILY.......................................... A-1

--------------------------------------------------------------------------------

MF 135A                                                                  4441438

             Class A: 743970105
             Class B: 743970204
CUSIP Nos.:  Class C: 743970303

             Class Z: 743970402


PRUDENTIAL
NATURAL
RESOURCES
FUND, INC.


PROSPECTUS

JULY 30, 1997

[LOGO] PRUDENTIAL
       INVESTMENTS

                    PRUDENTIAL NATURAL RESOURCES FUND, INC.

                      Statement of Additional Information

                           dated July 30, 1997

  Prudential Natural Resources Fund, Inc. (the Fund), is an open-end, diversified, management investment company. Its investment objective is long-term growth of capital. It seeks to achieve this objective by investing primarily in securities of foreign and domestic companies that own, explore, mine, process or otherwise develop, or provide goods and services with respect to, natural resources and in securities, the terms of which are related to the market value of a natural resource (asset-based securities). The Fund will, under normal circumstances, invest at least 65% of its total assets in common stocks and equivalents (such as convertible debt securities and warrants) of natural resource companies and in asset-based securities. The Fund may also invest in equity securities of companies in other industries, fixed-income securities (including money market instruments), and derivatives, including options on equity securities, stock indices, foreign currencies and futures contracts on foreign currencies, and may buy and sell futures contracts on foreign currencies and on stock indices so as to hedge its portfolio. There can be no assurance that the Fund's investment objective will be achieved. See "Investment Objective and Policies."

  The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark New Jersey 07102-4077, and its telephone number is (800) 225-1852.

  This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus dated July 30, 1997, a copy of which may be obtained from the Fund upon request.

                               TABLE OF CONTENTS

                                                                 CROSS-REFERENCE
                                                                   TO PAGE IN
                                                           PAGE    PROSPECTUS
                                                           ----- ---------------
General Information......................................  B-2          22
Investment Objective and Policies........................  B-2           9
Investment Restrictions..................................  B-11         16
Directors and Officers...................................  B-13         16
Manager..................................................  B-16         16
Distributor..............................................   B-17        17
Portfolio Transactions and Brokerage.....................   B-20        19
Purchase and Redemption of Fund Shares...................   B-21        23
Shareholder Investment Account...........................   B-25        34
Net Asset Value..........................................   B-28        33
Taxes, Dividends and Distributions.......................   B-29        20
Performance Information..................................   B-31        20
Custodian, Transfer and Dividend Disbursing Agent and In-
 dependent Accountants...................................   B-33        19
Financial Statements.....................................   B-34       --
Report of Independent Accountants........................   B-47       --
Description of Security Ratings..........................  A-1         --
Appendix I--General Investment Information...............  I-1         --
Appendix II--Historical Performance Data.................  II-1        --
Appendix III--Information Relating to Prudential.........  III-1       --

-------------------------------------------------------------------------------
MF135B                                                                 444-1454

                              GENERAL INFORMATION

  At a special meeting held on July 19, 1994, shareholders approved an amendment to the Fund's Articles of Incorporation to change the Fund's name from Prudential-Bache Global Natural Resources Fund, Inc. to Prudential Global Natural Resources Fund, Inc. Effective July 30, 1996, the Fund's name changed to Prudential Natural Resources Fund, Inc.

                       INVESTMENT OBJECTIVE AND POLICIES

  The Fund seeks to achieve its investment objective of long-term growth of capital by investing primarily in securities of foreign and domestic companies that own, explore, mine, process or otherwise develop, or provide goods and services with respect to, natural resources and in asset-based securities. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" in the Prospectus.

OPTIONS TRANSACTIONS

  OPTIONS ON EQUITY SECURITIES. The Fund intends to purchase and write (i.e., sell) put and call options that are traded on U.S. or foreign securities exchanges or that are listed on NASDAQ or that are traded over-the-counter. A call option is a short-term contract (having a duration of nine months or less) pursuant to which the purchaser, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract which gives the purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise at the exercise price. The Fund will write put options only when the investment adviser desires to invest in the underlying security.

  A call option written by the Fund is "covered" if the Fund owns the security underlying the option or has an absolute and immediate right to acquire that security without additional consideration (or for additional consideration held in a segregated account by its Custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also "covered" if the Fund holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash or other liquid assets in a segregated account with its Custodian. A put option written by the Fund is "covered" if the Fund maintains cash, U.S. Government obligations or other liquid, unencumbered assets, marked to market daily, with a value equal to the exercise price in a segregated account with its Custodian, or else holds on a share-for-share basis a put of the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

  If the writer of an option wishes to terminate the obligation, he or she may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after he or she has been notified of the exercise of an option. Similarly, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. To secure the obligation to deliver the underlying security in the case of a call option, the writer of the option is generally required to pledge for the benefit of the broker the underlying security or other assets in accordance with the rules of the relevant exchange or clearinghouse, such as The Options Clearing Corporation (OCC), an institution created to interpose itself between buyers and sellers of options in the United States. Technically, the clearinghouse assumes the other side of every purchase and sale transaction on an exchange and, by doing so, guarantees the transaction.

  The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

  The Fund may also purchase a "protective put," i.e., a put option acquired for the purpose of protecting a portfolio security from a decline in market value. In exchange for the premium paid for the put option, the Fund acquires the right to sell the underlying security at the exercise price of the put regardless of the extent to which the underlying security declines in value. The loss to the Fund is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold. Similar principles apply to the purchase of puts on stock indices, as described below.

  OPTIONS ON STOCK INDICES. In addition to options on equity securities, the Fund may also purchase and sell put and call options on stock indices traded on U.S. and foreign securities exchanges or listed on NASDAQ. Options on stock indices are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option, expressed in dollars, times a specified multiple (the multiplier). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks.

  The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

  Because exercises of index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. In addition, unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities or borrow in order to satisfy the exercise.

  Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on indices would be subject to the investment adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks. The investment adviser currently uses such techniques in conjunction with the management of other mutual funds.

STOCK INDEX FUTURES AND OPTIONS THEREON

  The Fund may attempt to reduce the risk of investment in equity securities by hedging a portion of its portfolio through the use of stock index futures and options on stock index futures traded on a commodities exchange or board of trade. A stock index futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. When the futures contract is entered into, each party deposits with a broker or in a segregated custodial account approximately 5% of the contract amount, called the "initial margin." Subsequent payments to and from the broker, called "variation margin," will be made on a daily basis as the price of the underlying stock index fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marked to the market." In the case of options on stock index futures, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume a position in a stock index futures contract (a long position if the option is a call and a short position if the option is a put). If the option is exercised by the holder before the last trading day during the option period, the option writer delivers the futures position, as well as any balance in the writer's futures margin account. If it is exercised on the last trading day, the option writer delivers to the option holder cash in an amount equal to the difference between the option exercise price and the closing level of the relevant index on the date the option expires.

  The Fund intends to engage in stock index futures and options on stock index futures transactions as a hedge against changes resulting from market conditions in the values of securities which are held in the Fund's portfolio or which the Fund intends to purchase, in accordance with the rules and regulations of the Commodity Futures Trading Commission (the CFTC). The Fund also intends to engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund's portfolio or for return enhancement.

  The Fund's successful use of stock index futures contracts, options on such contracts and options on indices depends upon the investment adviser's ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the price of the stock index future and the price of the securities being hedged is imperfect and the risk from imperfect correlation increases as the composition of the Fund's portfolio diverges from the composition of the relevant index. In addition, if the Fund purchases futures to hedge against market advances before it can invest in common stock in an advantageous manner and the market declines, the Fund might create a loss on the futures contract. Particularly in the case of options on stock index futures and on stock indices, the Fund's ability to establish and maintain positions will depend on market liquidity. In addition, the ability of the Fund to close out a futures position or an option depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract or option at any particular time. See "Limitations on Purchase and Sale of Stock Options and Options on Stock Indices and Foreign Currencies," "Risks of Options on Foreign Currencies" and "Risks of Options on Indices" below. During the coming year, the Fund will not enter into futures contracts on stock indices or options thereon if the aggregate margin and premiums on such options exceed 5% of the Fund's total assets.

RISKS OF TRANSACTIONS IN OPTIONS

  An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

  Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. The Fund intends to purchase and sell only those options which are cleared by clearinghouses whose facilities are considered to be adequate to handle the volume of options transactions.

RISKS OF OPTIONS ON INDICES

  The Fund's purchase and sale of options on indices will be subject to risks described above under "Risks of Transactions in Options." In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options.

  Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the Fund's policy to purchase or write options only on indices which include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

  The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Fund will not purchase or sell any index option contract unless and until, in the investment adviser's opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on stocks.

  SPECIAL RISKS OF WRITING CALLS ON INDICES. Because exercises of index options are settled in cash, a call writer such as the Fund cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, the Fund will write call options on indices only under the circumstances described below under "Limitations on Purchase and Sale of Stock Options and Options on Stock Indices and Foreign Currencies."

  Price movements in the Fund's portfolio probably will not correlate precisely with movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held by the Fund may not increase as much as the index. In such event, the Fund would bear a loss on the call which is not completely offset by movements in the price of the Fund's portfolio. It is also possible that the index may rise when the Fund's portfolio of stocks does not rise. If this occurred, the Fund would experience a loss on the call which would not be offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Fund in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

  Unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 20% of the Fund's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

  When the Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell stocks in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its investment portfolio in order to make settlement in cash, and the price of such investments might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which the Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call, which, in either case, would occur no earlier than the day following the day the exercise notice was filed.

  SPECIAL RISKS OF PURCHASING PUTS AND CALLS. If the Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

RISKS OF OPTIONS ON FOREIGN CURRENCIES

  Because there are two currencies involved, developments in either or both countries can affect the values of options on foreign currencies. Risks include those described in the Prospectus under "How the Fund Invests-- Investment Objective and Policies--Special Considerations and Risks," including government actions affecting currency valuation and the movements of currencies from one country to another. The quantities of currency underlying option contracts represent odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

RISKS RELATED TO FORWARD CURRENCY EXCHANGE CONTRACTS

  The Fund may enter into forward foreign currency exchange contracts in several circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

  Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Fund does not intend to enter into such forward contracts to protect the value of its portfolio securities on a regular or continuous basis. The Fund will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will thereby be served. If the Fund enters into a position hedging transaction, the transaction will be "covered" by the position being hedged or the Fund's Custodian or subcustodian will place cash, U.S. Government obligations or other liquid, unencumbered assets in a segregated account of the Fund (less the value of the "covering" positions, if any) in an amount equal to the value of the Fund's total assets committed to the consummation of the given forward contract. The assets placed in the segregated account will be marked to market daily, and if the value declines, additional cash or securities will be placed in the account so that the value of the account will, at all times, equal the amount of the Fund's net commitment with respect to the forward contract. The Fund's ability to enter into forward foreign currency exchange contracts may be limited by certain requirements for qualification as a regulated investment company under the Internal Revenue Code. See "Taxes, Dividends and Distributions" herein.

  The Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

  It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

  If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward contract prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

  The Fund's dealings in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. It also should be realized that this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates.

Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

  Although the Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

  There are several risks in connection with the use of futures contracts as a hedging device. Due to the imperfect correlation between the price of futures contracts and movements in the currency or group of currencies, the price of a futures contract may move more or less than the price of the currencies being hedged. In the case of futures contracts on stock indices, the correlation between the price of the futures contract and the movements in the index may not be perfect. Therefore, a correct forecast of currency rates, market trends or international political trends by the investment adviser may still not result in a successful hedging transaction.

  Although the Fund will purchase or sell futures contracts only on exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular contract or at any particular time. Accordingly, there can be no assurance that it will be possible, at any particular time, to close a futures position. In the event the Fund could not close a futures position and the value of such position declined, the Fund would be required to continue to make daily cash payments of variation margin. There is no guarantee that the price movements of the portfolio securities denominated in foreign currencies will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract. Currently, futures contracts are available on the Australian Dollar, British Pound, Canadian Dollar, Japanese Yen, Swiss Franc, German Mark and Eurodollar, among others. Futures contracts are also available on the S&P 500 Stock Index, the NYSE Composite Index and the Major Market Index and other global exchanges.

  Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act of 1940, as amended (the Investment Company Act), are exempt from the definition of "commodity pool operator," subject to compliance with certain conditions. The exemption is conditioned upon the Fund's purchasing and selling futures contracts and options thereon for bona fide hedging transactions, except that the Fund may purchase and sell futures contracts and options thereon for any other purpose to the extent that the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the Fund's total assets. The Fund will use currency futures and options on such futures in a manner consistent with these requirements.

  Successful use of futures contracts by the Fund is also subject to the ability of the Fund's investment adviser to predict correctly movements in the direction of markets and other factors affecting currencies or the stock market generally. For example, if the Fund has hedged against the possibility of an increase in currency rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may need to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

  The hours of trading of futures contracts may not conform to the hours during which the Fund may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

OPTIONS ON FUTURES CONTRACTS

  An option on a futures contract gives the purchaser the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. Currently options can be purchased or written with respect to futures contracts on the Australian Dollar, British Pound, Canadian Dollar, Japanese Yen, Swiss Franc, German Mark and Eurodollar, among others. With respect to stock indices, options are traded on futures contracts for the S&P 500 Stock Index and the NYSE Composite Index and other global indices.

  The holder or writer of an option may terminate its position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected.

LIMITATIONS ON PURCHASE AND SALE OF STOCK OPTIONS AND OPTIONS ON STOCK INDICES AND FOREIGN CURRENCIES

  The Fund may write put and call options on stocks only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. The Fund will write put options on stock indices and foreign currencies only if they are covered by segregating with the Fund's Custodian an amount of cash or short-term investments equal to the aggregate exercise price of the puts.

  Except as described below, the Fund will write call options on indices only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When the Fund writes a call option on a broadly-based stock market index, the Fund will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, cash, U.S. Government securities, liquid assets or at least one "qualified security" with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

  If the Fund has written an option on an industry or market segment index, it will so segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Fund's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated, pledged or escrowed in the case of broadly-based stock market index options or 25% of such amount in the case of industry or market segment index options. If at the close of business on any day the market value of such qualified securities so segregated, escrowed or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will so segregate, escrow or pledge an amount in cash, Treasury bills or other liquid assets equal in value to the difference. In addition, when the Fund writes a call on an index which is in-the-money at the time the call is written, the Fund will segregate with its Custodian or pledge to the broker as collateral cash, U.S. Government securities or other liquid assets equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on the National Association of Securities Dealers Automated Quotation System against which the Fund has not written a stock call option and which has not been hedged by the Fund by the sale of stock index futures. However, if the Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other high grade short-term obligations in a segregated account with its Custodian, it will not be subject to the requirements described in this paragraph.

  POSITION LIMITS. Transactions by the Fund in futures contracts and options will be subject to limitations, if any, established by each of the exchanges, boards of trade or other trading facilities (including NASDAQ) governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of futures contracts and options which the Fund may write or purchase may be affected by the futures contracts and options written or purchased by other investment advisory clients of the investment adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS

  When conditions dictate a temporary defensive strategy or during periods of portfolio structuring or restructuring, the Fund may invest more than 35% of its total assets in money market instruments, including commercial paper of domestic corporations, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, and obligations issued or guaranteed by the U.S. Government, its agencies or its instrumentalities. Such investments may be subject to certain risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

  From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis; that is, delivery and payment can take place in the future after the date of the transaction. The Fund will make commitments for such when-issued or delayed delivery transactions only with the intention of actually acquiring the securities. The Fund's Custodian will maintain, in a separate account of the Fund, cash, U.S. Government securities, equity securities or other liquid unencumbered assets marked-to market daily having a value equal to or greater than such commitments. If the Fund chooses to dispose of the right to acquire a when-issued or delayed delivery security prior to its acquisition, it could, as with the disposition of any other portfolio security, incur a gain or loss due to market fluctuations. The Fund does not intend to have more than 5% of its net assets (determined at the time of entering into the transaction) involved in transactions on a when-issued or delayed delivery basis during the coming year.

SHORT SALES AGAINST-THE-BOX

  The Fund may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a short sale against-the-box), and that not more than 25% of the Fund's net assets (determined at the time of the short sale) may be subject to such sales. Short sales will be made primarily to defer realization of gain or loss for federal tax purposes. The Fund does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales against-the-box during the coming year.

REPURCHASE AGREEMENTS

  The Fund's repurchase agreements will be collateralized by U.S. Government obligations. The Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Fund's Board of Directors. The Fund's investment adviser will monitor the creditworthiness of such parties, under the general supervision of the Board of Directors. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.

  The Fund participates in a joint repurchase account with other investment companies managed by Prudential Investments Fund Management LLC (PIFM) pursuant to an order of the Securities and Exchange Commission (SEC). On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

LENDING OF PORTFOLIO SECURITIES

  The Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 30% of the value of the Fund's total assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral (which may include a secured letter of credit) that is equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

  A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund can use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors of the Fund. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

  Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

WARRANTS

  The Fund will not invest more than 5% of its net assets in warrants, nor will it invest more than 2% of its net assets in warrants which are not listed on the New York or American Stock Exchange. In the application of such limitation, warrants will be valued at the lower of cost or market value, except that warrants acquired by the Fund in units or attached to other securities will be deemed to be without value.

SECURITIES OF OTHER INVESTMENT COMPANIES

  The Fund may invest up to 5% of its total assets in securities of other registered investment companies. Generally, the Fund does not intend to invest in such securities. If the Fund does invest in securities of other registered investment companies, shareholders of the Fund may be subject to duplicate management and advisory fees.

ILLIQUID SECURITIES

  The Fund may not hold more than 15% of its net assets in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States) or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

  In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

  Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

  Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser, and
(ii) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

 The staff of the SEC has taken the position that purchased over-the-counter options and the assets used as "cover" for written over-the-counter options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the over-the-counter option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as "cover" as "liquid."

PORTFOLIO TURNOVER

  As a result of the investment policies described above, the Fund may engage in a substantial number of portfolio transactions, but the Fund's portfolio turnover rate is not expected to exceed 200%. The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration dates at acquisition were one year or less) by the monthly average value of the portfolio. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See "Portfolio Transactions and Brokerage" and "Taxes, Dividends and Distributions." For the fiscal years ended May 31, 1997 and May 31, 1996, the Fund's portfolio turnover rates were 53% and 41%, respectively.

                            INVESTMENT RESTRICTIONS

  The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

  The Fund may not:

  1. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

  2. Make short sales of securities or maintain a short position, except short sales against-the-box.

  3. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral and collateral arrangements relating thereto, and collateral arrangements with respect to futures contracts and options thereon and with respect to the writing of options and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

  4. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) with respect to 75% of the Fund's total assets, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) 25% or more of the Fund's total assets (determined at the time of investment) would be invested in a single industry.

  5. Purchase any security if as a result the Fund would then hold more than 10% of the outstanding voting securities of an issuer.

  6. Buy or sell real estate or interests in real estate, except that the Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts. The Fund may not purchase interests in real estate limited partnerships which are not readily marketable.

  7. Buy or sell commodities or commodity contracts. (For purposes of this restriction, futures contracts on currencies and on stock indices and forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts.)

  8. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

  9. Make investments for the purpose of exercising control or management.

  10. Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets (determined at the time of investment) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

  11. Invest in interests in oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.

  12. Make loans, except through (i) repurchase agreements and (ii) loans of portfolio securities (limited to 30% of the Fund's total assets).

  13. Purchase any security if as a result the Fund would then have more than 5% of its total assets (determined at the time of the investment) invested in securities of companies (including predecessors) less than three years old, except that the Fund may invest in the securities of any U.S. Government agency or instrumentality, and in any security guaranteed by such agency or instrumentality and except that the Fund may invest in securities rated in the top three grades by a nationally recognized rating agency.

  Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

NATURAL RESOURCE COMPANIES

  The Fund will generally invest a substantial majority of its total assets in securities of natural resource companies. With respect to Investment Restriction No. 4, the following categories will be considered separate and distinct industries: integrated oil/domestic, integrated oil/international, crude oil production, natural gas production, gas pipeline, oil service, Canadian oil and gas, Australian oil and gas, coal, forest products, paper, foods (including corn and wheat), aluminum, copper, all other basic metals (e.g., nickel, steel, lead), gold, silver, platinum, mining finance, plantations (e.g., edible oils), mineral sands, and diversified resources. A company will be deemed to be in a particular industry if the majority of its revenues is derived from one of the categories described in the preceding sentence.

  The Board of Directors will review these industry classifications from time to time to determine whether they are reasonable under the circumstances and may change such classifications, without shareholder approval, to the extent necessary.

                             DIRECTORS AND OFFICERS

NAME, ADDRESS AND AGE         POSITION                        PRINCIPAL OCCUPATIONS
(1)                          WITH FUND                        DURING PAST FIVE YEARS
---------------------        ---------                        ----------------------
Edward                 Director               President and Director of BMC Fund, Inc., a closed-end
D. Beach                                       investment company; previously, Vice Chairman of
(72)                                           Broyhill Furniture Industries, Inc.; Certified Public
                                               Accountant; Secretary and Treasurer of Broyhill Fam-
                                               ily Foundation, Inc.; Member of the Board of Trustees
                                               of Mars Hill College; Director of The High Yield In-
                                               come Fund, Inc.
Stephen                Director               Executive Director (since May 1985) of The John A.
C. Eyre                                        Hartford Foundation, Inc. (charitable foundation);
(74)                                           Director of Faircom, Inc.; Trustee Emeritus of Pace
                                               University.
Delayne                Director               Marketing and Management Consultant; Director of The
Dedrick                                        High Yield
Gold                                           Income Fund, Inc.
(58)
*Robert                Director               Comptroller (since May 1996) of Prudential Invest-
F. Gunia                                       ments; Executive Vice President and Treasurer (since
(50)                                           December 1996) of Prudential Investments Fund Manage-
                                               ment LLC (PIFM); Senior Vice President (since March
                                               1987) of Prudential Securities Incorporated (Pruden-
                                               tial Securities); formerly Chief Administrative Offi-
                                               cer (July 1990-September 1996), Director (January
                                               1989-September 1996) and Executive Vice President,
                                               Treasurer and Chief Financial Officer (June 1987-Sep-
                                               tember 1996) of Prudential Mutual Fund Management,
                                               Inc. (PMF); Vice President and Director (since May
                                               1989) of The Asia Pacific Fund, Inc.; Director of The
                                               High Yield Income Fund, Inc.
Don G.                 Director               Chairman and Chief Executive Officer (since 1980) of
Hoff                                           Intertec, Inc.
(61)                                           (investments); Chairman and CEO of The Lamaur Corpo-
                                               ration; Director of Innovative Capital Management,
                                               Inc. and The Greater China Fund, Inc.; Chairman and
                                               Director of The Asia Pacific Fund, Inc.
Robert                 Director               President (since 1981) of Robert E. LaBlanc Associ-
E.                                             ates, Inc. (telecommunications); formerly General
LaBlanc                                        Partner at Salomon Brothers and Vice-Chairman of Con-
(62)                                           tinental Telecom; Director of Storage Technology Cor-
                                               poration, Titan Corporation, Salient-3 Communica-
                                               tions, Inc. and Tribune Company; Trustee of Manhattan
                                               College.
*Mendel                Director               Chief Investment Officer (since October 1996) of Pru-
A.                                             dential Mutual Funds; formerly Chief Financial Offi-
Melzer,                                        cer (November 1995-September 1996) of Prudential In-
CFA (36)                                       vestments, Senior Vice President and Chief
751                                            Financial Officer (April 1993-November 1995) of Pru-
Broad                                          dential Preferred Financial Services, Managing Direc-
Street                                         tor (April 1991-April 1993) of Prudential Investment
Newark,                                        Advisors and Senior Vice President (July 1989-
NJ 07102                                       April 1991) of Prudential Capital Corporation; Chair-
                                               man and Director of Prudential Series Fund, Inc.; Di-
                                               rector of The High Yield Income Fund, Inc.
*Richard               President and Director Employee of Prudential Investments; formerly Presi-
A.                                             dent, Chief Executive Officer and Director (October
Redeker                                        1993-September 1996) of PMF; formerly Executive Vice
(53)                                           President, Director and Member of Operating Committee
                                               (October 1993-September 1996) of Prudential Securi-
                                               ties; Director (October 1993-September 1996) of Pru-
                                               dential Securities Group, Inc.; Executive Vice Presi-
                                               dent (July 1994-September 1996) of the Prudential In-
                                               vestment Corporation, Director (January 1994-Septem-
                                               ber 1996) of Prudential Mutual Fund Distributors,
                                               Inc. and Prudential Mutual Fund Services, Inc. and
                                               Senior Executive Vice President and Director of Kem-
                                               per Financial Services, Inc. (September 1978-Septem-
                                               ber 1993); President and Director of The High Yield
                                               Income Fund, Inc.

                             POSITION             PRINCIPAL OCCUPATIONS
 NAME, ADDRESS AND AGE      WITH FUND            DURING PAST FIVE YEARS
 ---------------------      ---------            ----------------------
 Robin B. Smith (57)      Director       Chairman and Chief Executive Officer
                                          (since August 1996) of Publishers
                                          Clearing House; formerly President
                                          and Chief Executive Officer (January
                                          1988-August 1996) and President and
                                          Chief Operating Officer (September
                                          1981-December 1988) of Publishers
                                          Clearing House; Director of BellSouth
                                          Corporation, Texaco Inc., Springs In-
                                          dustries Inc. and Kmart Corporation.
 Stephen Stoneburn (53)   Director       President and Chief Executive Officer
                                          (since June 1996) of Quadrant Media
                                          Corp. (a publishing Company); for-
                                          merly President (June 1995-June 1996)
                                          of Argus
                                          Integrated Media, Inc., Senior Vice
                                          President and Managing Director (Jan-
                                          uary 1993-1995), Cowles Business Me-
                                          dia, Senior Vice President (January
                                          1991-1992) and Publishing Vice Presi-
                                          dent (May 1989-December 1990) of
                                          Gralla
                                          Publications (a division of United
                                          Newspapers, U.K.) and Senior Vice
                                          President of Fairchild Publications,
                                          Inc.
 Nancy H. Teeters (66)    Director       Economist; formerly Vice President and
                                          Chief Economist (March 1986-June
                                          1990) of International Business Ma-
                                          chines Corporation and member of the
                                          Board of Governors of the Horace
                                          Rackham School of Graduate Studies of
                                          the University of Michigan; Director
                                          of Inland Steel Corporation (since
                                          July 1991).
 Susan C. Cote (42)       Vice President Vice President of Finance (since Feb-
                                          ruary 1997), Prudential Mutual Funds
                                          &
                                          Annuities (PMF&A); Executive Vice
                                          President (since February 1997) and
                                          Chief Financial Officer (since May
                                          1996) of PIFM; formerly Managing Di-
                                          rector and Vice President (February
                                          1995-May 1996) Prudential Invest-
                                          ments, Senior Vice President (January
                                          1989-January 1995) of Prudential Mu-
                                          tual Fund Management, Inc. and Senior
                                          Vice President (January 1992-January
                                          1995) of Prudential Securities.
 Thomas A. Early (42)     Vice President Vice President and General Counsel
                                          (since March 1997), PMF&A; Executive
                                          Vice President, Secretary and General
                                          Counsel (since December 1996), PIFM;
                                          formerly Vice President and General
                                          Counsel (March 1994-March 1997), Pru-
                                          dential Retirement Services and Asso-
                                          ciate General Counsel and Chief Fi-
                                          nancial Services Officer (1988-1994),
                                          Frank Russell Company.
 S. Jane Rose (51)        Secretary      Senior Vice President (since December
                                          1996) of PIFM; Senior Vice President
                                          and Senior Counsel (since July 1992)
                                          of Prudential Securities; formerly
                                          Senior Vice President (January 1991-
                                          September 1996) and Senior Counsel
                                          (June 1987-December 1990) of PMF.
 Grace C. Torres (38)     Treasurer and  First Vice President (since December
                          Principal       1996) of PIFM; First Vice President
                          Financial and   (since March 1994) of Prudential Se-
                          Accounting      curities; formerly First Vice Presi-
                          Officer         dent (March
                                          1994-September 1996) of PMF and Vice
                                          President (July 1989-March 1994) of
                                          Bankers Trust.
 Stephen M. Ungerman (43) Assistant      Tax Director (since March 1996) of
                          Treasurer       Prudential Investments and the Pri-
                                          vate Asset Group of The Prudential
                                          Insurance Company of America; for-
                                          merly First Vice President (February
                                          1993-September 1996) of Prudential
                                          Mutual Fund Management, Inc. and Se-
                                          nior Tax Manager (1981-January 1993)
                                          Price Waterhouse LLP.

---------

(1) Unless otherwise noted, the address for each of the above persons is c/o Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

 * "Interested" Director of the Fund, as defined in the Investment Company Act of 1940 (the Investment Company Act) by reason of his affiliation with Prudential, Prudential Securities of PIFM.


  Directors and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities.

  The officers conduct and supervise the daily business operations of the Fund, while the Directors, in addition to their functions set forth under "Manager" and "Distributor," review such actions and decide on general policy.

  The Board of Directors has adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Directors who were age 68 or older as of December 31, 1993. Under this phase-in provision, Messrs. Eyre and Beach are scheduled to retire on December 31, 1998 and 1999, respectively.


   Pursuant to the terms of the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager. The Fund pays each of its Directors who is not an affiliated person of PIFM annual compensation of $3,500, in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each Director may change as a result of the introduction of additional funds upon the Board of which the Director will be asked to serve.

  Directors may receive their Directors' fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of such Directors' fees which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to an SEC exemptive order, at the daily rate of return of the Fund. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.

  The following table sets forth the aggregate compensation paid by the Fund to the Directors who are not affiliated with the Manager for the fiscal year ended May 31, 1997 and the aggregate compensation paid to such Directors for service on the Fund's Board and that of all other investment companies managed by PIFM (Fund Complex) for the calendar year ended December 31, 1996. In October 1996, shareholders elected a new Board of Directors. Below are listed the Directors who have served the Fund during its most recent fiscal year, as well as the new Directors who took office at the shareholder meeting in October.

                              COMPENSATION TABLE

                                                                           TOTAL
                                          PENSION OR                    COMPENSATION
                                          RETIREMENT      ESTIMATED      FROM FUND
                           AGGREGATE   BENEFITS ACCRUED    ANNUAL         AND FUND
                          COMPENSATION AS PART OF FUND  BENEFITS UPON   COMPLEX PAID
NAME AND POSITION          FROM FUND@      EXPENSES      RETIREMENT   TO DIRECTORS(2)
-----------------         ------------ ---------------- ------------- ----------------
Edward D. Beach--
 Director...............     $5,250          None            N/A      $166,000(21/39)*
Stephen C. Eyre--
 Director...............     $  875          None            N/A      $   34,250(4/5)*
Delayne D. Gold--
 Director...............     $  875          None            N/A      $175,308(21/42)*
Robert F. Gunia(1)--
 Director...............        --           None            N/A                  -- *
Don G. Hoff--Director...     $  875          None            N/A      $   50,042(5/7)*
Robert F. LaBlanc--
 Director...............     $  875          None            N/A      $   34,542(4/6)*
Donald D. Lennox--Former
 Director...............     $4,375          None            N/A      $ 90,000(10/22)*
Douglas H.
 McCorkindale--Former
 Director...............     $4,375          None            N/A      $ 67,458(10/13)*
Mendel A. Melzer(1)--
 Director...............        --           None            N/A                  -- *
Thomas T. Mooney--Former
 Director...............     $4,375          None            N/A      $135,375(18/36)*
Richard A. Redeker(1)--
 Director...............        --           None            N/A                  -- *
Robin B. Smith--
 Director...............     $  875          None            N/A      $ 89,957(11/20)*
Stephen Stoneburn--
 Director...............     $  875          None            N/A      $   30,375(4/6)*
Nancy H. Teeters--
 Director...............     $  875          None            N/A      $103,583(11/28)*
Louis A. Weil, III--
 Former Director........     $4,375          None            N/A      $ 91,250(13/18)*

---------

 @ Effective January 1997, the annual compensation paid to each Director was reduced to $3,500 in addition to certain out-of-pocket expenses.

 * Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.

(1) Robert F. Gunia, Mendel A. Melzer and Richard A. Redeker, who are interested Directors, do not receive compensation from the Fund or any fund in the Fund Complex.

(2) Total compensation from all the funds in the Fund Complex for the calendar year ended December 31, 1996, including amounts deferred at the election of Directors under the funds' deferred compensation plans. Including accrued interest, total deferred compensation amounted to $71,034 and $139,869 for former Directors Douglas H. McCorkindale and Thomas T. Mooney and $109,294 for Director Robin B. Smith. Currently, Ms. Smith has agreed to defer some of her fees at the T-Bill rate and other fees at the Fund rate.

  As of July 11, 1997, the Directors and officers of the Fund, as a group, owned beneficially less than 1% of the outstanding common stock of the Fund.

  As of July 11, 1997, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of shares of the Fund were: CS First Boston Corp., Irvin J. Goldman, Craig Foster, Mark Gorton, Dr. Jarrod Yuster, 55 East 52nd Street, New York, NY 10055-0002, held 190,171 Class A (or approximately 6% of the outstanding Class A shares); Prudential Trust Company FBO PRU-DC Trust Accounts, ATTN. John Surdy, 30 Scranton Office Park, Moosic, PA 18507-1791 held 40,934 Class Z (or approximately 24% of the outstanding Class Z shares); and Dr. Cecil H. Hale Ex EST Mrs. Margie N. Hale, 4100 Jackson Ave. Apt. 212, Austin, TX 78731-6003 held 11,947 Class Z shares (or approximately 7% of the outstanding Class Z shares).

  As of July 11, 1997, Prudential Securities was record holder for other beneficial owners of 1,708,454 Class A shares (or 57% of the outstanding Class A shares), 5,153,660 Class B shares (or 76% of the outstanding Class B shares), 119,451 Class C shares (or 77% of the outstanding Class C shares) and 123,424 Class Z shares (or 74% of the outstanding Class Z shares) of the Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy material to the beneficial owners for which it is the record holder.

                                    MANAGER

  The manager of the Fund is Prudential Investments Fund Management LLC (formerly Prudential Mutual Fund Management LLC) (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PIFM serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential Mutual Funds. See "How the Fund is Managed-- Manager" in the Prospectus. As of June 30, 1997, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $56.7 billion. According to the Investment Company Institute, as of December 31, 1996, the Prudential Mutual Funds were the 15th largest family of mutual funds in the United States.

  PIFM is a subsidiary of Prudential Securities and Prudential. Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), a wholly-owned subsidiary of PIFM, serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

  Pursuant to the Management Agreement with the Fund (the Management Agreement), PIFM, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PIFM is obligated to keep certain books and records of the Fund. PIFM also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's custodian, and PMFS, the Fund's transfer and dividend disbursing agent. The management services of PIFM for the Fund are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.

  For its services, PIFM receives, pursuant to the Management Agreement, a fee at an annual rate of .75 of 1% of the Fund's average daily net assets. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due to PIFM will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PIFM will be paid by PIFM to the Fund. No such reductions were required during the fiscal year ended May 31, 1997. No jurisdiction currently limits the Fund's expenses.

  In connection with its management of the corporate affairs of the Fund, PIFM bears the following expenses:

  (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Directors who are not affiliated persons of PIFM or the Fund's investment adviser;

  (b) all expenses incurred by PIFM or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

  (c) the costs and expenses payable to The Prudential Investment Corporation, doing business as Prudential Investments (PI) or the Subadvisor, pursuant to the subadvisory agreement between PIFM and PI (the Subadvisory Agreement).

  Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated persons of the Manager or the Fund's investment adviser, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of stock certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC and the states, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.

  The Management Agreement provides that PIFM will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement was last approved by the Board of Directors of the Fund, including a majority of the Directors who are not parties to the contract or interested persons of any such party, as defined in the Investment Company Act, on May 29, 1997 and by shareholders of the Fund on February 19, 1988.

  For the fiscal years ended May 31, 1997, 1996 and 1995, the Fund paid management fees to PIFM of $1,128,718, $811,776 and $642,865, respectively.

  PIFM has entered into the Subadvisory Agreement with PI. The Subadvisory Agreement provides that PI will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PI is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PI's performance of such services. PI is reimbursed by PIFM for the reasonable costs and expenses incurred by PI in furnishing those services.

  The Subadvisory Agreement was last approved by the Board of Directors, including a majority of the Directors who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act, on May 29, 1997, and by shareholders of the Fund on February 19, 1988.

  The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PIFM or PI upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

                                  DISTRIBUTOR

  Prudential Securities Incorporated (Prudential Securities, PSI or the Distributor), One Seaport Plaza, New York, New York 10292, acts as the distributor of the shares of the Fund.

  Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), Prudential Securities (the Distributor) incurs the expenses of distributing the Fund's Class A, Class B and Class C shares. Prudential Securities also incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement, none of which are reimbursed by or paid for by the Fund. See "How the Fund is Managed--Distributor" in the Prospectus.

  Prior to January 22, 1990, the Fund offered only one class of shares (the then existing Class B shares). On October 11, 1989, the Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Class A or Class B Plan or in any agreement related to either Plan (the Rule 12b-1 Directors), at a meeting called for the purpose of voting on each Plan, adopted a new plan of distribution for the Class A shares of the Fund (the Class A Plan) and approved an amended and restated plan of distribution with respect to the Class B shares of the Fund (the Class B Plan). On May 4, 1993, the Board of Directors, including a majority of the Rule 12b-1
Directors, at a meeting called for the purpose of voting on each Plan, approved the continuance of the Plans and Distribution Agreements and approved modifications of the Fund's Class A and Class B Plans and Distribution Agreements to conform them with then recent amendments to the National Association of Securities Dealers, Inc. (NASD) maximum sales charge rule described below. As so modified, the Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. As so modified, the Class B Plan provided that (i) up to
 .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and (ii) up to .75 of 1% (not including the service fee) of the average daily net assets of the Class B shares (asset-based sales charge) may be used as reimbursement for distribution-related expenses with respect to the Class B shares. On May 4, 1993, the Board of Directors, including a majority of the Rule 12b-1 Directors, at a meeting called for the purpose of voting on each Plan, adopted a plan of distribution for the Class C shares of the Fund and approved further amendments to the plans of distribution for the Fund's Class A and Class B shares changing them from reimbursement type plans to compensation type plans. The Plans were last approved by the Board of Directors, including a majority of the Rule 12b-1 Directors, on May 29, 1997. The Class A Plan, as amended, was approved by Class A and Class B shareholders, and the Class B Plan, as amended, was approved by Class B shareholders on July 19, 1994. The Class C Plan was approved by the sole shareholder of Class C shares on August 1, 1994 and provides that (i) .25 of 1% of the average daily net assets of the Class C shares shall be paid as compensation for providing personal service and/or maintaining shareholder accounts and (ii) .75 of 1% of the average daily net assets of the Class C shares shall be paid as compensation for distribution services.

  CLASS A PLAN. For the fiscal year ended May 31, 1997, PSI received payments of $100,983 under the Class A Plan. This amount was primarily expended for payment of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended May 31, 1997, PSI also received approximately $107,000 in initial sales charges.

  CLASS B PLAN. For the fiscal year ended May 31, 1997, the Distributor received $1,073,611 from the Fund under the Class B Plan and spent approximately $966,700 in distributing the Fund's Class B shares. It is estimated that of the latter amount, approximately 2.4% ($23,200) was spent on printing and mailing of prospectuses to other than current shareholders; 25.2% ($244,000) was spent on compensation to Pruco Securities Corporation, an affiliated broker-dealer (Prusec), for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses, incurred by it for distribution of Fund shares; and 72.4% ($699,500) on the aggregate of (i) payments of commissions and account servicing fees to financial advisers (26.3% or $253,800) and (ii) an allocation on account of overhead and other branch office distribution-related expenses (46.1% or $445,700). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Prudential Securities' branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

  Prudential Securities also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus. For the fiscal year ended May 31, 1997, the Distributor received approximately $219,400 in contingent deferred sales charges attributable to Class B shares.

  CLASS C PLAN. For the fiscal year ended May 31, 1997, Prudential Securities received $20,413 under the Class C Plan and spent approximately $19,700 in distributing Class C shares. It is estimated that of the latter amount, 7.6% or $1,500 was spent on printing and mailing to other than current shareholders; 15.7% ($3,100) was spent on compensation to PruSec, for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses, incurred by it for distribution of Fund shares; and 76.7% or $15,100 was spent on the aggregate of (i) payments or commissions and account servicing fees to financial advisers (53.8% or $10,600) and (ii) an allocation of overhead and other branch office distribution-related expenses for payments of related expenses (22.9% or $4,500). Prudential Securities also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus. For the fiscal year ended May 31, 1997, Prudential Securities received approximately $2,100 in contingent deferred sales charges attributable to Class C shares.

  The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class on not more than 30 days' written notice to any other party to the Plans. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A

Plan), and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

  Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of the Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

  Pursuant to the Distribution Agreement, the Fund has agreed to indemnify Prudential Securities to the extent permitted by applicable law against certain liabilities under the federal securities laws. The Distribution Agreement was last approved by the Board of Directors, including a majority of the Rule 12b-1 Directors, on May 29, 1997.

  On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators in 51 jurisdictions and the NASD to resolve allegations that PSI sold interests in more than 700 limited partnerships (and a limited number of other types of securities) from January 1, 1980 through December 31, 1990, in violation of securities laws to persons for whom such securities were not suitable in light of the individuals' financial condition or investment objectives. It was also alleged that the safety, potential returns and liquidity of the investments had been misrepresented. The limited partnerships principally involved real estate, oil and gas producing properties and aircraft leasing ventures. The SEC Order (i) included findings that PSI's conduct violated the federal securities laws and that an order issued by the SEC in 1986 requiring PSI to adopt, implement and maintain certain supervisory procedures had not been complied with; (ii) directed PSI to cease and desist from violating the federal securities laws and imposed a $10 million civil penalty; and (iii) required PSI to adopt certain remedial measures including the establishment of a Compliance Committee of its Board of Directors. Pursuant to the terms of the SEC settlement, PSI established a settlement fund in the amount of $330,000,000 and procedures, overseen by a court approved Claims Administrator, to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for that purpose. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action. In settling the above referenced matters, PSI neither admitted nor denied the allegations asserted against it.

  On January 18, 1994, PSI agreed to the entry of a Final Consent Order and a Parallel Consent Order by the Texas Securities Commissioner. The firm also entered into a related agreement with the Texas Securities Commissioner. The allegations were that the firm had engaged in improper sales practices and other improper conduct resulting in pecuniary losses and other harm to investors residing in Texas with respect to purchases and sales of limited partnership interests during the period of January 1, 1980 through December 31, 1990. Without admitting or denying the allegations, PSI consented to a reprimand, agreed to cease and desist from future violations, and to provide voluntary donations to the State of Texas in the aggregate amount of $1,500,000. The firm agreed to suspend the creation of new customer accounts, the general solicitation of new accounts, and the offer for sale of securities in or from PSI's North Dallas office to new customers during a period of twenty consecutive business days, and agreed that its other Texas offices would be subject to the same restrictions for a period of five consecutive business days. PSI also agreed to institute training programs for its securities salesmen in Texas.

  On October 27, 1994, Prudential Securities Group, Inc. (PSG) and PSI entered into agreements with the United States Attorney deferring prosecution (provided PSI complies with the terms of the agreement for three years) for any alleged criminal activity related to the sale of certain limited partnership programs from 1983 to 1990. In connection with these agreements, PSI agreed to add the sum of $330,000,000 to the fund established by the SEC and executed a stipulation providing for a reversion of such funds to the United States Postal Inspection Service. PSI further agreed to obtain a mutually acceptable outside director to sit on the Board of Directors of PSG and the Compliance Committee of PSI. The new director serves as an independent "ombudsman" whom PSI employees can call anonymously with complaints about ethics and compliance. Prudential Securities reports any allegations or instances of criminal conduct and material improprieties to the new director. The new director submits compliance reports which identify all such allegations or instances of criminal conduct and material improprieties every three months and will continue to do so for a three-year period.

  NASD MAXIMUM SALES CHARGE RULE. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

  The Manager is responsible for decisions to buy and sell securities and options on securities and futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. For purposes of this section, the term "Manager" includes the Subadviser. Broker-dealers may receive brokerage commissions on Fund portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates. Brokerage commissions on United States securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant.

  Equity securities traded in the over-the-counter market and bonds, including convertible bonds, are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with Prudential Securities in any transaction in which Prudential Securities acts as principal. Thus, it will not deal with Prudential Securities acting as market maker, and it will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities acting as principal with respect to any part of the Fund's order.

  In placing orders for portfolio securities of the Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. Within the framework of this policy, the Manager will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets may be far larger than the Fund's, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Manager in providing investment management for the Fund. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the broker, dealer, or futures commission merchant in the light of generally prevailing rates. The policy of the Manager is to pay higher commissions to brokers, other than Prudential Securities, for particular transactions than might be charged if a different broker had been selected, on occasions when, in the Manager's opinion, this policy furthers the objective of obtaining best price and execution. In addition, the Manager is authorized to pay higher commissions on brokerage transactions for the Fund to brokers other than Prudential Securities in order to secure research and investment services described above, subject to review by the Fund's Board of Directors from time to time as to the extent and continuation of this practice. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Fund's Board of Directors.

  Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities (or any affiliate), during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the SEC. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

  Subject to the above considerations, Prudential Securities may act as a securities broker or futures commission merchant for the Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or futures commission merchants in connection with comparable transactions involving similar securities or futures contracts being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the non-interested Directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange

Act of 1934, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliate) by applicable law.

  Transactions in options by the Fund will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by the Manager and other investment advisory clients of the Manager. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

  The table below sets forth information concerning the payment of commissions by the Fund, including the amount of such commissions paid to Prudential Securities for the three years ended May 31, 1997:

                                            FISCAL       FISCAL       FISCAL
                                          YEAR ENDED   YEAR ENDED   YEAR ENDED
                                         MAY 31, 1997 MAY 31, 1996 MAY 31, 1995
                                         ------------ ------------ ------------
Total brokerage commissions paid by the
 Fund..................................    $442,486     $302,200     $216,458
Total brokerage commissions paid to
 Prudential Securities and its foreign
 affiliates............................    $  8,100     $  2,200     $  1,285
Percentage of total brokerage commis-
 sions paid to Prudential Securities
 and its foreign affiliates............        1.83%        0.73%        0.59%

  The Fund effected approximately 0.54% of the total dollar amount of its transactions involving the payment of commissions through Prudential Securities during the year ended May 31, 1997. Of the total brokerage commissions paid during that period, approximately $398,886 (or 90%) were paid to firms which provide research, statistical or other services to PIFM. PIFM has not separately identified a portion of such brokerage commissions as applicable to the provision of such research, statistical or other services.

                    PURCHASE AND REDEMPTION OF FUND SHARES

  Shares of the Fund may be purchased at a price equal to the next determined net asset value per share plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares of the Fund are offered to a limited group of investors at net asset value without any sales charges. See "Shareholder Guide--How to Buy Shares of the Fund" in the Prospectus.

  Each class of shares represents an interest in the same assets of the Fund and is identical in all respects, except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights with respect to any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interest of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "Distributor" and "Shareholder Investment Account--Exchange Privilege."

SPECIMEN PRICE MAKE-UP

  Under the current distribution arrangements between the Fund and the Distributor, Class A shares of the Fund are sold at a maximum sales charge of 5% and Class B*, Class C* and Class Z shares are sold at net asset value. Using the Fund's net asset value at May 31, 1997, the maximum offering price of the Fund's shares is as follows:

      CLASS A
      Net asset value and redemption price per Class A share............ $16.27
      Maximum sales charge (5% of offering price).......................    .86
                                                                         ------
      Maximum offering price to public.................................. $17.13
                                                                         ======
      CLASS B
      Net asset value, offering price and redemption price per Class B share*........................................................... $15.46
                                                                         ======
      CLASS C
      Net asset value, offering price and redemption price per Class C share*........................................................... $15.46
                                                                         ======
      CLASS Z
      Net asset value, offering price and redemption price per Class Z share............................................................ $16.30
                                                                         ======

     ---------
     * Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the
     Prospectus.

REDUCTION AND WAIVER OF INITIAL SALES CHARGES--CLASS A SHARES

  COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "Shareholder Guide--Alternative Purchase Plan" in the Prospectus.

  An eligible group of related Fund investors includes any combination of the following:

  (a) an individual;

  (b) the individual's spouse, their children and their parents;

  (c) the individual's and spouse's Individual Retirement Account (IRA);

  (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

  (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

  (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

  (g) one or more employee benefits plans of a company controlled by an individual.

  In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more retirement or group plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

  The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

  RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (net asset value plus maximum sales charge) as of the previous business day. See "How the Fund Values its Shares" in the Prospectus.

  The Distributor must be notified at the time of purchase that the shareholder is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investors' holdings. Rights of Accumulation are not available to individual participants in any retirement or group plans.

  LETTER OF INTENT. Reduced sales charges are also available to investors (or an eligible group of related investors), including retirement and group plans, who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential Mutual Funds (Investment Letter of Intent). Retirement and group plans may also qualify to purchase Class A shares at net asset value by entering into a Letter of Intent whereby they agree to enroll, within a thirteen-month period, a specified number of eligible employees or participants (Participant Letter of Intent).

  For purposes of the Investment Letter of Intent, all shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities.

  A Letter of Intent permits a purchaser, in the case of an Investment Letter of Intent, to establish a total investment goal to be achieved by any number of investments over a thirteen-month period and, in the case of a Participant Letter of Intent, to establish minimum eligible employee or participant goal over a thirteen-month period. Each investment made during the period, in the case of an Investment Letter of Intent, will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. In the case of a Participant Letter of Intent, each investment made during the period will be made at net asset value. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser, except in the case of retirement and group plans where the employer or plan sponsor will be responsible for paying any applicable sales charge. The effective date of an Investment Letter of Intent (except in the case of retirement and group plans) may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

  The Investment Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. Similarly, the Participant Letter of Intent does not obligate the retirement or group plan to enroll the indicated number of eligible employees or participants. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser (or the employer or plan sponsor in the case of any retirement or group plan) is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

  The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will, in the case of an Investment Letter of Intent, be granted subject to confirmation of the investor's holdings or in the case of a Participant Letter of Intent, subject to confirmation of the number of eligible employees or participants in the retirement or group plan. Letters of Intent are not available to individual participants in any retirement or group plans.

WAIVER OF THE CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES

  The contingent deferred sales charge is waived under circumstances described in the Prospectus. See "Shareholder Guide-- How to Sell Your Shares--Waiver of the Contingent Deferred Sales Charges--Class B Shares" in the Prospectus. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

CATEGORY OF WAIVER                              REQUIRED DOCUMENTATION

Death A copy of the shareholder's death certificate or, in the case of a trust, a copy of the grantor's death certificate, plus a copy of the trust agreement identifying the grantor.

Disability -  An individual will be    A copy of the Social Security
considered disabled if he or she is    Administration award letter or a letter
unable to engage in any substantial    from a physician on the physician's
gainful activity by reason of any      letterhead stating that the shareholder
medically determinable physical or     (or, in the case of a trust, the
mental impairment which can be         grantor) is permanently disabled. The
expected to result in death or to be   letter must also indicate the date of
of long-continued and indefinite       disability.
duration.


Distribution from an IRA or            A copy of the distribution form from
403(b) Custodial Account               the custodial firm indicating (i) the
                                       date of birth of the shareholder and
                                       (ii) that the shareholder is over 59
                                       1/2 and is taking a normal
                                       distribution--signed by the
                                       shareholder.

Distribution from Retirement           A letter signed by the plan
Plan                                   administrator/trustee indicating the
                                       reason for the distribution.

Excess Contributions                   A letter from the shareholder (for an
                                       IRA) or the plan administrator/trustee
                                       on company letterhead indicating the
                                       amount of the excess and whether or not
                                       taxes have been paid.

  The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

QUANTITY DISCOUNT--CLASS B SHARES PURCHASED PRIOR TO AUGUST 1, 1994

  The CDSC is reduced on redemptions of Class B shares of the Fund purchased prior to August 1, 1994 if immediately after a purchase of such shares, the aggregate cost of all Class B shares of the Fund owned by you in a single account exceeded $500,000. For example, if you purchased $100,000 of Class B shares of the Fund and the following year purchased an additional $450,000 of Class B shares with the result that the aggregate cost of your Class B shares of the Fund following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:

                                             CONTINGENT DEFERRED SALES CHARGE
                                           AS A PERCENTAGE OF DOLLARS INVESTED
                                                  OR REDEMPTION PROCEEDS
YEAR SINCE PURCHASE                       --------------------------------------
  PAYMENT MADE                            $500,001 TO $1 MILLION OVER $1 MILLION
-------------------                       ---------------------- ---------------
First....................................          3.0%               2.0%
Second...................................          2.0%               1.0%
Third....................................          1.0%                 0%
Fourth and thereafter....................            0%                 0%

  You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your holdings.

                        SHAREHOLDER INVESTMENT ACCOUNT

  Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to its shareholders the following privileges and plans.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS

  For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such distribution at net asset value by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent. Such shareholder will receive credit for any contingent deferred sales charge paid in connection with the amount of proceeds being reinvested.

EXCHANGE PRIVILEGE

  The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of relative net asset value next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential Mutual Funds, the Exchange Privilege is available for those funds eligible for investment in the particular program.

  It is contemplated that the Exchange Privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

  CLASS A. Shareholders of the Fund may exchange their Class A shares for Class A shares of certain other Prudential Mutual Funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the Exchange Privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the Exchange Privilege.

  The following money market funds participate in the Class A Exchange
Privilege:

     Prudential California Municipal Fund
      (California Money Market Series)
     Prudential Government Securities Trust
      (Money Market Series)
      (U.S. Treasury Money Market Series)
     Prudential Municipal Series Fund
      (Connecticut Money Market Series)
      (Massachusetts Money Market Series)
      (New Jersey Money Market Series)
      (New York Money Market Series)

     Prudential MoneyMart Assets, Inc. (Class A shares)
     Prudential Tax-Free Money Fund, Inc.

  CLASS B AND CLASS C. Shareholders of the Fund may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, Inc. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of an exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

  Class B and Class C shares of the Fund may also be exchanged for shares of Prudential Special Money Market Fund, Inc. without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

  At any time after acquiring shares of other funds participating in the Class B or Class C Exchange Privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares, respectively, of other funds without being subject to any CDSC.

  CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds.

  Additional details about the Exchange Privilege and prospectuses for each of the Prudential Mutual Funds are available from the Fund's Transfer Agent, Prudential Securities or Prusec. The Exchange Privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

DOLLAR COST AVERAGING

  Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

  Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class beginning in 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university./1/

  The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals./2/

     PERIOD OF
     MONTHLY INVESTMENTS:                    $100,000 $150,000 $200,000 $250,000
     --------------------                    -------- -------- -------- --------
     25 Years...............................  $  110   $  165   $  220   $  275
     20 Years...............................     176      264      352      440
     15 Years...............................     296      444      592      740
     10 Years...............................     555      833    1,110    1,388
     5 Years................................   1,371    2,057    2,742    3,428

    See "Automatic Savings Accumulation Plan."
---------
  /1/Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.
  /2/The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP)

  Under ASAP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing his or her bank account or Prudential Securities account (including a Command Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to ASAP participants.

  Further information about this program and an application form can be obtained from the Transfer Agent, Prudential Securities or Prusec.

SYSTEMATIC WITHDRAWAL PLAN

  A systematic withdrawal plan is available to shareholders through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.

  In the case of shares held through the Transfer Agent (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100 and
(iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at net asset value on shares held under this plan. See "Shareholder Investment Account-- Automatic Reinvestment of Dividends and/or Distributions."

  Prudential Securities and the Transfer Agent act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

  Withdrawal payments should not generally be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

  Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must generally be recognized for federal income tax purposes. In addition, withdrawals made concurrently with the purchases of additional shares are inadvisable because of the sales charge applicable to
(i) the purchase of Class A shares and (ii) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the systematic withdrawal plan, particularly if used in connection with a retirement plan.

TAX-DEFERRED RETIREMENT PLANS

  Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under
Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, and the administration, custodial fees and other details are available from Prudential Securities or the Transfer Agent.

  Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS

  INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                          TAX-DEFERRED COMPOUNDING/1/

         CONTRIBUTIONS                                        PERSONAL
         MADE OVER:                                           SAVINGS    IRA
         -------------                                        -------- --------
         10 years............................................ $ 26,165 $ 31,291
         15 years............................................   44,675   58,649
         20 years............................................   68,109   98,846
         25 years............................................   97,780  157,909
         30 years............................................  135,346  244,692

---------
 /1/ The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in the IRA account will be subject to tax when withdrawn from the account.

MUTUAL FUND PROGRAMS

  From time to time, the Fund may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, e.g., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

  The mutual funds in the program may be purchased individually or as part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, individuals should consult their Prudential Securities Financial Advisor or Prudential/Pruco Securities Representative concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE

  Under the Investment Company Act, the Board of Directors is responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Board of Directors, the value of investments listed on a securities exchange and NASDAQ National Market System securities (other than options on stock and stock indices) are valued at the last sale price on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by a pricing agent or principal market maker. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers. Options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer and forward currency exchange contracts are valued at the current cost of covering or offsetting such contracts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Directors.

  Securities or other assets for which market quotations are not readily available, or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Subadviser (or Valuation Committee or Board of Directors), does not represent fair value, are valued by the Valuation Committee or Board in consultation with the Manager and Subadviser. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Board of Directors not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker. The Fund will compute its net asset value at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect net asset value. In the event the New York Stock Exchange closes early on any business day, the net asset value of the Fund's shares shall be determined at the time between such closing and 4:15 P.M., New York time. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

  Net asset value is calculated separately for each class. The net asset value of Class B and Class C shares will generally be lower than the net asset value of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject and lower than the net asset value of Class Z shares which are not subject to any distribution fee. It is expected, however, that the net asset value per share of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                    TAXES, DIVIDENDS AND DISTRIBUTIONS

  The Fund has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. This relieves the Fund (but not its shareholders) from paying federal income tax on income which is distributed to shareholders, and permits net capital gains of the Fund (i.e., the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shares in the Fund are held.

  Qualification as a regulated investment company requires, among other things, that (a) at least 90% of the Fund's annual gross income (without reduction for losses from the sale or other disposition of securities) be derived from interest, dividends, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) the Fund derives less than 30% of its gross income from gains (without reduction for losses) from the sale or other disposition of securities, options thereon, futures contracts, options thereon, forward contracts and foreign currencies held for less than three months (except for foreign currencies directly related to the Fund's business of investing in securities) (the short-short rule); (c) the Fund diversifies its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the assets of the Fund and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities); and (d) the Fund distribute to its shareholders at least 90% of its net investment income including net short-term capital gains other than net capital gains in each year.

  The Fund is required to distribute 98% of its ordinary income in the same calendar year in which it is earned. The Fund is also required to distribute during the calendar year 98% of the capital gain net income it earned during the twelve months ending on October 31 of such calendar year. In addition, the Fund must distribute during the calendar year any undistributed ordinary income and undistributed capital gain net income from the prior year or the twelve-month period ending on October 31 of such prior calendar year, respectively. To the extent it does not meet these distribution requirements, the Fund will be subject to a non-deductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which the Fund pays income tax is treated as distributed.

  Gains or losses on sales of securities by the Fund generally will be treated as long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases where the Fund acquires a put or writes a call thereon or otherwise holds an offsetting position with respect to the securities. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will generally be treated as gains and losses from the sale of securities. If an option written by the Fund on securities lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will generally realize short-term capital gain or loss. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of the Fund's transactions may be subject to wash sale, short sale and straddle provisions of the Internal Revenue Code which may, among other things, require the Fund to defer losses. In addition, debt securities acquired by the Fund may be subject to original issue discount and market discount rules, which may cause the Fund to accrue income in advance of the receipt of cash with respect to interest or cause gains to be treated as ordinary income.

  Special rules apply to most options on stock indices, futures contracts and options thereon and forward foreign currency exchange contracts in which the Fund may invest. See "Investment Objective and Policies." These investments will generally constitute Section 1256 contracts and will be required to be "marked to market" for federal income tax purposes at the end of the Fund's taxable year; that is, treated as having been sold at market value. Except with respect to certain forward foreign currency exchange contracts, sixty percent of any gain or loss recognized on such deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

  Forward currency contracts, options and futures contracts entered into by the Fund may create "straddles" for federal income tax purposes. Positions which are part of a straddle will be subject to certain wash sale and short sale provisions of the Internal Revenue Code. In the case of a straddle, the Fund may be required to defer the recognition of losses on positions it holds to the extent of any unrecognized gain on offsetting positions held by the Fund. Straddles may also result in the loss of the holding period of the underlying property and, therefore, the Fund's ability to enter into forward currency contracts, options and futures contracts may be limited by the short-short rule.

  Likewise, the Fund's ability to hold foreign currencies or engage in hedging activities may be limited by the short-short rule.

  Gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on forward foreign currency exchange contracts or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Internal Revenue Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.

  Shareholders electing to receive dividends and distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.

  Any dividends paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends. Furthermore, such dividends, although in effect a return of capital, are subject to federal income taxes. Therefore, prior to purchasing shares of the Fund, the investor should carefully consider the impact of dividends, including capital gains distributions, which are expected to be or have been announced.

  Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

  If a shareholder who acquires shares of the Fund sells or otherwise disposes of such shares within 90 days of acquisition, certain sales charges incurred in acquiring such shares may not be included in the basis of such shares for purposes of calculating gain or loss realized upon such sale or disposition.

  The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A or Class Z shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares. The per share distributions of net capital gains, if any, will be in the same amount for Class A, Class B, Class C and Class Z shares. See "Net Asset Value."

  Dividends of net investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual, a foreign corporation or a foreign partnership (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Capital gain dividends paid to a foreign shareholder generally are not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder.

  Dividends received by Corporate shareholders from the Fund are eligible for a dividends-received deduction of 70% to the extent the Fund's income is derived from qualified dividends received by the Fund from domestic corporations. Since the Fund is likely to have a substantial portion of its assets invested in securities of foreign issuers, the amount of the Fund's dividends eligible for the corporate dividends received deduction will be minimal.

  Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of the Fund's assets to be invested in various countries is not known.

  If the Fund is liable for foreign income taxes, and if more than 50% of the value of the Fund's assets consists of securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund, but there can be no assurance that the Fund will be able to do so. For the fiscal year ended May 31, 1997, the Fund did not elect under the Internal Revenue Code to "pass through" to its shareholders foreign income taxes paid by the Fund, since at the close of its taxable year less than 50% of the value of the Fund's total assets consisted of securities of foreign corporations. If the Fund does elect to "pass through" the foreign taxes paid, shareholders will be required to (i) include in gross income (in addition to taxable dividends actually received) their pro rata share of the foreign income taxes paid by the Fund; and (ii) treat their pro rata share of foreign income taxes as paid by them. Shareholders will then be permitted either to deduct their pro rata share of foreign income taxes in computing their taxable income or to claim a foreign tax credit against U.S. income taxes. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Foreign shareholders may not deduct or claim a credit for foreign tax unless the dividends paid to them by the Fund are effectively connected with a U.S. trade or business. Accordingly, a foreign shareholder may recognize additional taxable income as a result of the Fund's election to pass through the foreign taxes to shareholders.

  The amount of foreign taxes for which a shareholder may claim a credit in any year will generally be subject to a separate limitation for "passive income," which includes, among other things, dividends, interest and certain foreign currency gains. Gain from the sale of a security and gain or loss from a Section 988 transaction which is treated as ordinary income or loss (or would have been so treated absent an election by the Fund) will be treated as derived from sources within the United States, potentially reducing the amount allowable as a credit under the limitation.

  Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid by the Fund and (b) the portion of the dividend which represents income derived from foreign sources.

  The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                            PERFORMANCE INFORMATION

  AVERAGE ANNUAL TOTAL RETURN. The Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus.

  Average annual total return is computed according to the following formula:

                        P(1+T)/to the nth power/ = ERV

Where: P = a hypothetical initial payment of $1,000.
   T = average annual total return.
   n = number of years.
   ERV = Ending Redeemable Value at the end of the 1, 5 or 10 year periods
       (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

  Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.

  The average annual total returns for Class A shares for the one year, five year and since inception (January 22, 1990) periods ended May 31, 1997 were
 .10%, 12.86% and 8.19%, respectively. The average annual total returns for Class B shares for the one year, five year and since inception (September 28, 1987) periods ended May 31, 1997 were (.49)%, 13.01% and 7.48%, respectively. Without the expense subsidy the average annual total return with respect to the Class B shares of the Fund for the since inception period would have been 7.47%. The average annual total returns for Class C shares for one year and since inception (August 1, 1994) periods ended May 31, 1997 were 3.51% and 14.93%, respectively.

  AGGREGATE TOTAL RETURN. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus.

  Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:

                                    ERV--P
                                    ------
                                       P

Where:
   P =
     a hypothetical initial payment of $1,000.
   ERV =
      Ending Redeemable Value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

  Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.

  The aggregate total returns for Class A shares for the one year, five year and since inception (January 21, 1990) periods ended May 31, 1997 were 5.37%, 92.77% and 87.80%, respectively. The aggregate total returns for Class B shares for the one year, five year and since inception (September 28, 1987) periods ended May 31, 1997 were 4.51%, 85.40% and 100.90%, respectively. Without the expense subsidiary the aggregate total return for the Class B shares for the since inception period would have been 100.64%. The aggregate total return for Class C shares for the one year and since inception (August 1, 1994) periods ended May 31, 1997 were 4.51% and 48.23%, respectively. The aggregate total return for the Class Z shares for the since inception (September 16, 1996) period ended May 31, 1997 was 7.17%.

  YIELD. The Fund may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C and Class Z shares. This yield will be computed by dividing the Fund's net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. Yield is calculated according to the following formula:

                                      a--b
                          YIELD = 2[(------- +1)/to the 6th power/ -1]
                                       cd

Where:
     a = dividends and interest earned during the period.
     b = expenses accrued for the period (net of reimbursements).
     c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
     d = the maximum offering price per share on the last day of the period.

  Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period.

  From time to time, the performance of the Fund may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long-term and the rate of inflation./1/


                        -----------------------
                        Performance
                        Comparison of Different
                        Types of Investments
                        Over the Long Term
                        (1/1926 - 03/1997)

                        Common Stocks          10.7%
                        Long-Term Govt. Bonds   5.0%
                        Inflation               3.1%


---------

  /1/Source: Ibbotson Associates, "Stocks, Bonds, Bills and Inflation--1997 Yearbook" (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). All rights reserved. Common stock returns are based on the Standard & Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

 CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT AND INDEPENDENT ACCOUNTANTS

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash, and in that capacity maintains cash and certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States. See "How the Fund is Managed--Custodian and Transfer and Dividend Disbursing Agent" in the Prospectus.

  Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the Transfer and Dividend Disbursing Agent of the Fund. It is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account, a new account set-up fee for each manually established account and a monthly inactive zero balance account fee per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communications expenses and other costs. For the fiscal year ended May 31, 1997, the Fund incurred fees of approximately $200,000 for such services.

  Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.

Portfolio of Investments                PRUDENTIAL NATURAL
as of May 31, 1997                      RESOURCES FUND, INC.
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--95.8%
COMMON STOCKS--92.2%
------------------------------------------------------------
Australia--3.3%
  553,500   Acacia Resources(a) (Precious
               Metals)                             $    812,794
  398,319   Capral Aluminium Ltd.
               (Metals-Non Ferrous)                   1,439,561
  147,000   Comalco Ltd. (Metals-Non Ferrous)           816,480
   61,100   CRA Ltd. (Metals-Non Ferrous)             1,000,947
  170,700   Delta Gold NL (Precious Metals)             281,837
  130,000   Plutonic Resources Ltd. (Precious
               Metals)                                  475,767
   96,564   Western Mining Corp. Hldgs. Ltd.
               (Metals-Non Ferrous)                     623,776
                                                   ------------
                                                      5,451,162
------------------------------------------------------------
Canada--35.3%
  116,300   Agnico-Eagle Mines Ltd.
               (Precious Metals)                      1,241,366
  129,000   Alberta Energy Co. Ltd. (Oil &
               Natural Gas Production &
               Refining)                              3,091,054
  133,100   Anderson Exploration Ltd. (a) (Oil &
               Natural Gas Production)                1,768,610
  355,200   Arakis Energy Corp. (a) (Oil &
               Natural Gas Production)                1,354,200
  213,500   Archer Resources Ltd. (a) (Oil &
               Natural Gas Production)                1,030,914
  177,100   Arizona Star Resource Ltd. (a)
               (Gold Mines)                           1,517,412
   91,200   Atna Resources Ltd. (a)
               (Mineral Resources)                      334,418
   78,400   Barrick Gold (Precious Metals)            1,986,756
  308,900   Barrington Petroleum Ltd. (a)
               (Exploration & Production)             1,289,700
  523,000   Beau Canada Exploration Ltd. (a)
               (Oil & Natural Gas Production)         1,298,766
  220,800   Blue Range Resource Corp. (a) (Oil &
               Natural Gas Production)                1,491,025
   58,900   Cabre Exploration Ltd. (a) (Oil &
               Natural Gas Production)             $  1,005,046
  199,100   Cambior Inc. (Precious Metals)            2,602,236
   85,700   Cameco Corp. (Misc. Materials &
               Commodities)                           3,350,962
   47,100   Canadian Natural Resources Ltd. (a)
               (Oil & Natural Gas Production)         1,239,744
  198,000   Crestar Energy Inc. (a) (Oil &
               Natural Gas Production)                3,752,396
  240,000   CS Resources Ltd. (a) (Machinery &
               Equipment)                             1,760,093
   95,500   ELAN Energy Inc. (a) (Oil & Natural
               Gas Production)                          686,502
   84,900   Greenstone Resources Ltd. (a)
               (Precious Metals)                        801,409
  238,236   HCO Energy Ltd. (a) (Oil & Natural
               Gas Production)                          328,673
  104,500   International Pursuit Corp. (a)
               (Precious Metals)                        191,973
  279,000   Kap Resources Ltd. (a) (Chemicals)          648,272
  253,200   MacMillan Bloedel Ltd. (Forest
               Products & Paper)                      3,677,026
  180,700   Meridian Gold Inc. (a) (Precious
               Metals)                                  918,458
  188,500   Northrock Resources Ltd. (a) (Oil &
               Natural Gas Production)                2,497,912
  126,600   Northstar Energy Corp. (a)
               (Exploration & Production)             1,172,052
  177,200   Pacific Forest Products Ltd. (a)
               (Forest Products & Paper)              3,216,671
   49,000   Placer Dome Inc. (Precious Metals)          894,823
   43,200   Potash Corp. (Chemicals)                  3,547,800
  104,600   Repadre Capital Corp. (a)
               (Precious Metals)                        668,371
   62,500   Rigel Energy Corp. (a) (Oil &
               Natural Gas Production)                  780,569

--------------------------------------------------------------------------------

See Notes to Financial Statements.

Portfolio of Investments                PRUDENTIAL NATURAL
as of May 31, 1997                      RESOURCES FUND, INC.
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Canada (cont'd.)
  282,000   Rio Alto Exploration Ltd. (a)
               (Exploration & Production)          $  2,231,920
   63,100   Samax Gold Inc. (a) (Precious
               Metals)                                  308,123
  344,700   Tiomin Resources Inc. (a) (Metals-
               Non Ferrous)                             818,450
  176,000   Triton Mining Corp. (a) (Precious
               Metals)                                  460,064
  183,400   TVX Gold, Inc. (a) (Precious Metals)      1,185,202
  208,114   Westaim Corp. (a) (Misc. Materials &
               Commodities)                             846,238
  384,900   Westmin Resources Ltd. (a) (Metals-
               Non Ferrous)                           1,942,387
                                                   ------------
                                                     57,937,593
------------------------------------------------------------
France--3.2%
   38,300   Bouygues Offshore, S.A. (a)
               (Engineering & Construction)             964,032
   91,037   Coflexip (ADR) (a) (Energy Equipment
               & Services)                            2,588,865
   18,017   Total Francaise Petroleum Ltd. (a)
               (Integrated Producers)                 1,651,358
                                                   ------------
                                                      5,204,255
------------------------------------------------------------
New Zealand--0.8%
  988,588   Fletcher Challenge Forest, Ltd.
               (Forest Products & Paper)              1,301,670
------------------------------------------------------------
South Africa--6.8%
   45,600   Durban Roodepoort Deep Ltd. (a)
               (Precious Metals)                        219,427
  131,800   Harmony Gold Mining Co. Ltd. (a)
               (Precious Metals)                        899,709
  255,400   Impala Platinum Holdings Ltd.
               (Precious Metals)                      2,658,035
   75,400   Kloof Gold Mining Co. Ltd. (ADR)
               (Precious Metals)                        513,662
  187,900   Randgold & Exploration Co. (a)
               (Precious Metals)                      1,177,529
  239,400   Rustenburg Platinum Holdings (a)
               (Precious Metals)                   $  3,924,810
    9,800   Vaal Reefs Exploration & Mining Co.
               Ltd. (Precious Metals)                   587,825
   44,400   Western Deep Levels Ltd.
               (Precious Metals)                      1,257,072
                                                   ------------
                                                     11,238,069
------------------------------------------------------------
United States--42.8%
  171,900   Abacan Resources Corp. (a) (Oil &
               Natural Gas Production)                1,246,275
   45,900   Aluminum Co. of America (Metals-
               Non Ferrous)                           3,379,387
   92,483   Ashanti Goldfields Ltd. (GDR)
               (Precious Metals)                      1,202,279
   35,500   Brigham Exploration Co. (a) (Oil &
               Gas Exploration/Production)              257,375
  116,600   Brush Wellman, Inc. (Metals-
               Non Ferrous)                           2,477,750
  122,400   Champion International Corp. (Forest
               Products & Paper)                      6,043,500
   60,800   Cross Timbers Oil Co. (Oil & Natural
               Gas Production)                        1,178,000
   39,300   Dailey Petroleum Services Corp. (a)
               (Machinery & Equipment)                  260,363
   77,100   Dawson Production Services Inc. (a)
               (Oil Services)                           867,375
   91,100   Freeport-McMoran Copper & Gold Inc.
               (Metals-Non Ferrous)                   2,528,025
   37,200   FX Energy Inc. (a) (Oil & Natural
               Gas Production)                          316,200
   51,111   Getchell Gold Corp. (a)
               (Precious Metals)                      2,038,051
  104,700   Golden Star Resources Ltd. (a)
               (Precious Metals)                        837,600
  156,400   Harcor Energy Inc. (a) (Oil &
               Natural Gas Production &
               Refining)                                948,175
  110,300   J. Ray McDermott, S.A. (a) (Energy
               Equipment & Services)                  3,005,675

--------------------------------------------------------------------------------

See Notes to Financial Statements.

Portfolio of Investments                PRUDENTIAL NATURAL
as of May 31, 1997                      RESOURCES FUND, INC.
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
United States (cont'd.)
   63,200   Louisiana-Pacific Corp. (Forest
               Products & Paper)                   $  1,232,400
  491,000   Mesa, Inc. (Oil & Natural Gas
               Production & Refining)                 2,700,500
  154,800   Newfield Exploration Co.
               (Exploration & Production)             3,328,200
   84,411   Newmont Mining Corp. (Precious
               Metals)                                3,302,580
  170,222   NGC Corp. (Energy Sources)                3,063,996
  135,600   Noble Affiliates, Inc. (Exploration
               & Production)                          5,712,150
  157,700   Nord Resources Corp. (a) (Metals-
               Non Ferrous)                             453,388
   19,400   Precision Drilling Corp. (a) (Energy
               Equipment)                               868,150
   38,900   Rayonier Inc. (Forest Products)           1,667,837
   45,600   Reynolds Metals Co. (Aluminum)            3,095,100
  273,300   Stillwater Mining Co. (a)
               (Precious Metals)                      6,354,225
   95,500   Stolt Comex Seaway (a) (Energy
               Equipment & Services)                  2,172,625
   67,200   United Meridian Corp. (a) (Oil & Gas
               Exploration/Production)                2,419,200
   72,007   Weatherford Enterra Inc. (a) (Energy
               Equipment & Services)                  2,457,239
  245,700   Western Gas Resources, Inc.
               (Energy Sources)                       4,852,575
                                                   ------------
                                                     70,266,195
                                                   ------------
            Total common stocks
               (cost US$130,007,372)                151,398,944
                                                   ------------
PREFERRED STOCKS--2.6%
------------------------------------------------------------
United States
            Ashanti Goldfields Ltd. (Precious
               Metals)
   37,128   Ser. A                                 $     16,708
   37,128   Ser. B                                       16,708
   37,128   Ser. C                                       16,708
   37,128   Ser. D                                       16,708
   37,128   Ser. E                                       16,708
   16,400   Freeport-McMoran Copper & Gold Inc.,
               (Metals-Non Ferrous)                     301,350
   14,800   Hecla Mining Co., 7.00%, Conv., Ser.
               B, (Precious Metals)                     695,600
  470,128   Mesa, Inc., 8.00%, Conv., Ser. A (a)
               (Oil & Natural Gas Production)         3,114,596
                                                   ------------
            Total preferred stocks
               (cost US$2,345,665)                    4,195,086
                                                   ------------
WARRANTS(a)--0.3%
------------------------------------------------------------
Canada
            Kap Resources Ltd.,
  133,900   Expiring 8/3/00 @ CAD $2 (Chemicals)        102,088
            Rea Gold Corp.
  533,000   Expiring 9/11/97 @ CAD $.85
               (Precious Metals)                        452,810
                                                   ------------
            Total warrants
               (cost US$490,586)                        554,898
                                                   ------------

--------------------------------------------------------------------------------

See Notes to Financial Statements.

PRUDENTIAL NATURAL
RESOURCES FUND, INC.
Portfolio of Investments as of May 31, 1997
------------------------------------------------------------

Principal
Amount
(000)       Description                     Value (Note 1)
------------------------------------------------------------
CONVERTIBLE BONDS--0.7%
------------------------------------------------------------
South Africa--0.2%
 ZAR  300   Randgold Finance BVI Ltd.,
               Sec'd. Gtd., (Precious Metals)
               7.00%, 10/3/01                      $    283,500
------------------------------------------------------------
United States--0.5%
US$   891   Coeur D Alene Mines Corp.,
               Sr. Sub. Deb., (Precious Metals)
               6.375%, 1/31/04                          833,085
                                                   ------------
            Total convertible bonds
               (cost US$1,154,094)                    1,116,585
                                                   ------------
------------------------------------------------------------
Total Investments--95.8%
            (cost US$133,997,717; Note 4)           157,265,513
            Other assets in excess of
               liabilities--4.2%                      6,935,018
                                                   ------------
            Net Assets--100%                       $164,200,531
                                                   ------------
                                                   ------------

---------------
(a) Non-income producing security.
ADR--American Depository Receipt.
GDR--Global Depository Receipt.
--------------------------------------------------------------------------------

See Notes to Financial Statements.

                                                          PRUDENTIAL NATURAL
Statement of Assets and Liabilities                       RESOURCES FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                           May 31, 1997
Investments, at value (cost $133,997,717)....................................................................      $157,265,513
Cash.........................................................................................................          126,425
Foreign currency, at value (cost $5,701,809).................................................................        5,707,975
Receivable for Fund shares sold..............................................................................          934,812
Receivable for investments sold..............................................................................          811,423
Dividends and interest receivable............................................................................          105,669
Other assets.................................................................................................            2,316
                                                                                                                   ------------
   Total assets..............................................................................................      164,954,133
                                                                                                                   ------------
Liabilities
Payable for Fund shares reacquired...........................................................................          387,741
Accrued expenses and other liabilities.......................................................................          158,657
Distribution fee payable.....................................................................................          105,180
Management fee payable.......................................................................................          102,024
                                                                                                                   ------------
   Total liabilities.........................................................................................          753,602
                                                                                                                   ------------
Net Assets...................................................................................................      $164,200,531
                                                                                                                   ------------
                                                                                                                   ------------
Net assets were comprised of:
   Common stock, at par......................................................................................      $   104,561
   Paid-in capital in excess of par..........................................................................      133,525,216
                                                                                                                   ------------
                                                                                                                   133,629,777
   Accumulated net investment loss...........................................................................         (247,519 )
   Accumulated net realized gain on investments..............................................................        7,548,288
   Net unrealized appreciation on investments and foreign currencies.........................................       23,269,985
                                                                                                                   ------------
Net assets, May 31, 1997.....................................................................................      $164,200,531
                                                                                                                   ------------
                                                                                                                   ------------
Class A:
   Net asset value and redemption price per share
      ($47,054,145 / 2,891,912 shares of common stock issued and outstanding)................................           $16.27
   Maximum sales charge (5% of offering price)...............................................................              .86
   Maximum offering price to public..........................................................................           $17.13
Class B:
   Net asset value, offering price and redemption price per share
      ($111,464,288 / 7,207,097 shares of common stock issued and outstanding)...............................           $15.46
Class C:
   Net asset value, offering price and redemption price per share
      ($2,542,376 / 164,409 shares of common stock issued and outstanding)...................................           $15.46
Class Z:
   Net asset value, offering price and redemption price per share
      ($3,139,722 / 192,644 shares of common stock issued and outstanding)...................................           $16.30

--------------------------------------------------------------------------------

See Notes to Financial Statements.

PRUDENTIAL NATURAL
RESOURCES FUND, INC.
Statement of Operations
------------------------------------------------------------

                                                   Year Ended
Net Investment Income (Loss)                      May 31, 1997
Income
   Dividends (net of foreign withholding taxes
      of $83,865)..............................   $  1,341,360
   Interest (net of foreign withholding taxes
      of $238).................................        234,972
                                                  ------------
      Total income.............................      1,576,332
                                                  ------------
Expenses
   Distribution fee--Class A...................        100,983
   Distribution fee--Class B...................      1,073,611
   Distribution fee--Class C...................         20,413
   Management fee..............................      1,128,718
   Transfer agent's fees and expenses..........        243,000
   Custodian's fees and expenses...............        174,000
   Registration fees...........................        110,000
   Reports to shareholders.....................         65,000
   Directors' fees and expenses................         34,000
   Audit fee and expenses......................         32,000
   Legal fees and expenses.....................         30,000
   Miscellaneous...............................         31,107
                                                  ------------
      Total expenses...........................      3,042,832
                                                  ------------
Net investment loss............................     (1,466,500)
                                                  ------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign
Currency Transactions
Net realized gain (loss) on:
   Investment transactions.....................     20,159,569
   Foreign currency transactions...............        (66,932)
                                                  ------------
                                                    20,092,637
                                                  ------------
Net change in unrealized
   appreciation/depreciation on:
   Investments.................................    (12,093,668)
   Foreign currencies..........................          6,171
                                                  ------------
                                                   (12,087,497)
                                                  ------------
Net gain on investments and foreign
   currencies..................................      8,005,140
                                                  ------------
Net Increase in Net Assets
Resulting from Operations......................   $  6,538,640
                                                  ------------
                                                  ------------

PRUDENTIAL NATURAL
RESOURCES FUND, INC.
Statement of Changes in Net Assets
------------------------------------------------------------

Increase in                              Year Ended May 31,
Net Assets                              1997            1996
Operations
   Net investment loss............  $ (1,466,500)   $   (727,538)
   Net realized gain on investment
      and foreign currency
      transactions................    20,092,637       9,504,064
   Net change in unrealized
      appreciation/depreciation on
      investments and foreign
      currencies..................   (12,087,497)     22,743,837
                                    ------------    ------------
   Net increase in net assets
      resulting from operations...     6,538,640      31,520,363
                                    ------------    ------------
Net equalization credits..........            --          90,374
                                    ------------    ------------
Distributions from net realized
   gains (Note 1)
   Class A........................    (4,657,286)     (1,303,488)
   Class B........................   (12,161,558)     (4,284,054)
   Class C........................      (234,109)        (33,008)
   Class Z........................       (32,340)             --
                                    ------------    ------------
                                     (17,085,293)     (5,620,550)
                                    ------------    ------------
Fund share transactions (net of
   share conversions) (Note 5)
   Proceeds from shares sold......   157,545,157     122,535,276
   Net asset value of shares
      issued in reinvestment of
      distributions...............    15,354,101       5,017,619
   Cost of shares reacquired......  (145,400,427)   (107,356,234)
                                    ------------    ------------
   Net increase in net assets from
      Fund share transactions.....    27,498,831      20,196,661
                                    ------------    ------------
Total increase....................    16,952,178      46,186,848
Net Assets
Beginning of year.................   147,248,353     101,061,505
                                    ------------    ------------
End of year.......................  $164,200,531    $147,248,353
                                    ------------    ------------
                                    ------------    ------------

--------------------------------------------------------------------------------

See Notes to Financial Statements.

                                                          PRUDENTIAL NATURAL
Notes to Financial Statements                             RESOURCES FUND, INC.
--------------------------------------------------------------------------------
Prudential Natural Resources Fund, Inc., (the 'Fund'), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is long-term growth of capital which it seeks to achieve by investing primarily in equity securities of foreign and domestic natural resource companies.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: Securities traded on an exchange are valued at the last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market (including securities listed on exchanges for which a last sales price is not available) are valued at the average of the last reported bid and asked prices. Securities for which market quotations are not available, other than private placements, shall each be valued at a price supplied by an independent pricing agent, which is, in the opinion of such pricing agent, representative of the market value of such securities as of the time of determination of net asset value. Securities for which market quotations are not readily available, and for which the pricing agent or principal market maker does not provide a valuation, including restricted securities, will be valued at fair value as determined in good faith according to a pricing procedure developed by the Investment Adviser under procedures established by and under the general supervision of the Fund's Board of Directors. Options listed on exchanges are valued at their closing price on the applicable exchange.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults, and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the daily closing rates of exchange.

(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented using the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the fiscal year end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal year.

Net realized gains on foreign currency transactions represents net foreign exchange gains or losses from disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal year end exchange rates are reflected as a component of net unrealized appreciation on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and the regulation of foreign securities markets.

The Fund, as writer of an option, has no control over whether the underlying securities or currencies may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from investment and
--------------------------------------------------------------------------------

                                                          PRUDENTIAL NATURAL
Notes to Financial Statements                             RESOURCES FUND, INC.
--------------------------------------------------------------------------------
currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class at the beginning of the day.

Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Dividends and Distributions: The Fund expects to pay dividends out of net investment income and make distributions of any net capital gains, at least annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of wash sales, foreign currencies and passive investment companies' transactions.

Equalization: Effective June 1, 1996, the Fund discontinued the accounting practice of equalization. Equalization is a practice whereby a portion of the proceeds from sales and costs of repurchases of capital shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. The balance of $39,777 of undistributed net investment income at May 31, 1996, resulting from equalization was transferred to paid-in capital in excess of par. Such reclassification has no effect on net assets, results of operations, or net asset value per share.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants', Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income; Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease accumulated net investment loss and decrease accumulated net realized gain on investments by $1,365,054 for foreign currency gains realized and tax-basis net operating losses during the fiscal year ended May 31, 1997.
------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the services of PIC, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .75 of 1% of the Fund's average daily net assets.

The Fund has a distribution agreement with Prudential Securities Incorporated ('PSI'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C Plans') regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PSI as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PSI for its distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and Class C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended May 31, 1997.

PSI has advised the Fund that it has received approximately $107,000 in front-end sales charges resulting from sales of Class A shares during the year ended May 31, 1997. From these fees, PSI paid such sales charges to dealers which in turn paid commissions to salespersons and incurred other distribution costs.

PSI has advised the Fund that for the year ended May 31, 1997, it received approximately $219,400 and $2,100 in contingent deferred sales
--------------------------------------------------------------------------------

                                                          PRUDENTIAL NATURAL
Notes to Financial Statements                             RESOURCES FUND, INC.
--------------------------------------------------------------------------------
charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PSI, PIFM and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.

The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a credit agreement (the 'Agreement') on December 31, 1996 with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. The Agreement expires on December 30, 1997. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund has not borrowed any amounts pursuant to the Agreement as of May 31, 1997. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro-rata basis by the Funds.
------------------------------------------------------------
Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly-owned subsidiary of PIMF, serves as the Fund's transfer agent and during the year ended May 31, 1997, the Fund incurred fees of approximately $200,000 for the services of PMFS. As of May 31, 1997, approximately $19,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain-out-of pocket expenses paid to non-affiliates.

For the year ended May 31, 1997, PSI and/or its foreign affiliates earned approximately $8,100 in brokerage commissions from portfolio transactions executed on behalf of the Fund.
------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments for the year ended May 31, 1997 aggregated $84,531,466 and $77,965,627, respectively.

The federal income tax basis of the Fund's investments at May 31, 1997 was $134,413,278 and accordingly, net unrealized appreciation for federal income tax purposes was $22,852,235 (gross unrealized appreciation--$29,292,258 gross unrealized depreciation--$6,440,023).

For federal income tax purposes the Fund will elect to treat net currency losses of approximately $31,000 incurred in the seven month period ended May 31, 1997 as having been incurred in the following fiscal year.
------------------------------------------------------------
Note 5. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Special exchange privileges are also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized 500 million shares of common stock $.01 par value per share equally divided into four classes, designated Class A, Class B, Class C and Class Z common stock.

Transactions in shares of common stock were as follows:

Class A                                 Shares         Amount
-----------------------------------   ----------    ------------
Year ended May 31, 1997:
Shares sold........................    5,780,788    $ 95,719,238
Shares issued in reinvestment of
  distributions....................      275,315       4,341,728
Shares reacquired..................   (5,504,443)    (91,242,896)
                                      ----------    ------------
Net increase in shares outstanding
  before conversion................      551,660       8,818,070
Shares issued upon conversion from
  Class B..........................      460,102       7,810,060
                                      ----------    ------------
Net increase in shares
  outstanding......................    1,011,762    $ 16,628,130
                                      ----------    ------------
                                      ----------    ------------

--------------------------------------------------------------------------------

                                                          PRUDENTIAL NATURAL
Notes to Financial Statements                             RESOURCES FUND, INC.
--------------------------------------------------------------------------------

Class A                                 Shares         Amount
-----------------------------------   ----------    ------------
Year ended May 31, 1996:
Shares sold........................    2,539,693    $ 38,555,696
Shares issued in reinvestment of
  distributions....................       79,485       1,097,686
Shares reacquired..................   (2,375,614)    (35,670,241)
                                      ----------    ------------
Net increase in shares outstanding
  before conversion................      243,564       3,983,141
Shares issued upon conversion from
  Class B..........................      203,473       3,015,272
                                      ----------    ------------
Net increase in shares
  outstanding......................      447,037    $  6,998,413
                                      ----------    ------------
                                      ----------    ------------
Class B
-----------------------------------
Year ended May 31, 1997:
Shares sold........................    3,305,711    $ 53,154,461
Shares issued in reinvestment of
  distributions....................      715,252      10,764,540
Shares reacquired..................   (3,104,475)    (49,520,723)
                                      ----------    ------------
Net increase in shares outstanding
  before conversion................      916,488      14,398,278
Shares reacquired upon conversion
  into Class A.....................     (480,006)     (7,810,060)
                                      ----------    ------------
Net increase in shares
  outstanding......................      436,482    $  6,588,218
                                      ----------    ------------
                                      ----------    ------------
Year ended May 31, 1996:
Shares sold........................    5,634,740    $ 82,831,397
Shares issued in reinvestment of
  distributions....................      287,532       3,890,312
Shares reacquired..................   (4,990,847)    (71,288,757)
                                      ----------    ------------
Net increase in shares outstanding
  before conversion................      931,425      15,432,952
Shares reacquired upon conversion
  into Class A.....................     (210,326)     (3,015,272)
                                      ----------    ------------
Net increase in shares
  outstanding......................      721,099    $ 12,417,680
                                      ----------    ------------
                                      ----------    ------------
Class C                                 Shares         Amount
-----------------------------------   ----------    ------------
Year ended May 31, 1997:
Shares sold........................      243,854    $  4,042,826
Shares issued in reinvestment of
  distributions....................       14,319         215,504
Shares reacquired..................     (186,625)     (3,110,098)
                                      ----------    ------------
Net increase in shares
  outstanding......................       71,548    $  1,148,232
                                      ----------    ------------
                                      ----------    ------------
Year ended May 31, 1996:
Shares sold........................       73,169    $  1,148,183
Shares issued in reinvestment of
  distributions....................        2,191          29,621
Shares reacquired..................      (27,858)       (397,236)
                                      ----------    ------------
Net increase in shares
  outstanding......................       47,502    $    780,568
                                      ----------    ------------
                                      ----------    ------------
Class Z
-----------------------------------
September 16, 1996* through
  May 31, 1997:
Shares sold........................      285,159    $  4,628,632
Shares issued in reinvestment of
  distributions....................        2,049          32,329
Shares reacquired..................      (94,564)     (1,526,710)
                                      ----------    ------------
Net increase in shares
  outstanding......................      192,644    $  3,134,251
                                      ----------    ------------
                                      ----------    ------------
---------------
* Commencement of offering of Class Z shares.

--------------------------------------------------------------------------------

                                                          PRUDENTIAL NATURAL
Financial Highlights                                      RESOURCES FUND, INC.
--------------------------------------------------------------------------------

                                                                          Class A
                                                  --------------------------------------------------------
                                                                     Year Ended May 31,
                                                  --------------------------------------------------------
                                                  1997(a)       1996       1995(a)     1994(a)     1993(a)
                                                  --------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............    $  17.34     $ 13.73     $ 12.55     $11.84      $10.02
                                                  --------     -------     -------     -------     -------
Income from investment operations
Net investment income (loss)..................        (.07)       (.01)       (.03)       .01         .02
Net realized and unrealized gain on investment
   and foreign currency transactions..........         .94        4.42        1.21        .70        1.80
                                                  --------     -------     -------     -------     -------
   Total from investment operations...........         .87        4.41        1.18        .71        1.82
                                                  --------     -------     -------     -------     -------
Less distributions
Distributions from net realized gains on
   investment and foreign currency
   transactions...............................       (1.94)       (.80)         --         --          --
                                                  --------     -------     -------     -------     -------
Net asset value, end of year..................    $  16.27     $ 17.34     $ 13.73     $12.55      $11.84
                                                  --------     -------     -------     -------     -------
                                                  --------     -------     -------     -------     -------
TOTAL RETURN(b):..............................        5.37%      33.51%       9.40%      6.00%      18.16%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................    $ 47,054     $32,608     $19,682     $6,505      $1,898
Average net assets (000)......................    $ 40,393     $23,106     $10,791     $4,106      $  758
Ratios to average net assets:
   Expenses, including distribution fees......        1.48%       1.57%       1.73%      1.89%       2.38%
   Expenses, excluding distribution fees......        1.23%       1.32%       1.48%      1.65%       2.18%
Net investment income (loss)..................        (.43)%      (.09)%      (.25)%      .11%        .13%
For Class A, B, C and Z shares:
Portfolio turnover............................          53%         41%         36%        19%         50%
Average commission rate per share.............    $  .0371     $ .0290         N/A        N/A         N/A

---------------
(a) Calculated based upon average shares outstanding by class.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------

See Notes to Financial Statements.

                                                          PRUDENTIAL NATURAL
Financial Highlights                                      RESOURCES FUND, INC.
--------------------------------------------------------------------------------

                                                                               Class B
                                                  ------------------------------------------------------------------
                                                                     Year Ended May 31,
                                                  ---------------------------------------------------------
                                                  1997(a)        1996       1995(a)     1994(a)     1993(a)
                                                  --------     --------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............    $  16.70     $  13.35     $ 12.29     $ 11.69     $  9.97
                                                  --------     --------     -------     -------     -------
Income from investment operations
Net investment loss...........................        (.19)        (.10)       (.13)       (.08)       (.07)
Net realized and unrealized gain on investment
   and foreign currency transactions..........         .89         4.25        1.19         .68        1.79
                                                  --------     --------     -------     -------     -------
   Total from investment operations...........         .70         4.15        1.06         .60        1.72
                                                  --------     --------     -------     -------     -------
Less distributions
Distributions from net realized gains on
   investment and foreign currency
   transactions...............................       (1.94)        (.80)         --          --          --
                                                  --------     --------     -------     -------     -------
Net asset value, end of year..................    $  15.46     $  16.70     $ 13.35     $ 12.29     $ 11.69
                                                  --------     --------     -------     -------     -------
                                                  --------     --------     -------     -------     -------
TOTAL RETURN(b):..............................        4.51%       32.49%       8.62%       5.13%      17.25%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................    $111,464     $113,090     $80,774     $64,235     $36,150
Average net assets (000)......................    $107,361     $ 84,396     $74,681     $48,772     $23,464
Ratios to average net assets:
   Expenses, including distribution fees......        2.23%        2.32%       2.48%       2.65%       3.18%
   Expenses, excluding distribution fees......        1.23         1.32%       1.48%       1.65%       2.18%
Net investment loss...........................       (1.18)%       (.84)%     (1.05)%      (.67)%      (.67)%

---------------
(a) Calculated based upon average shares by class.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------

See Notes to Financial Statements.

                                                          PRUDENTIAL NATURAL
Financial Highlights                                      RESOURCES FUND, INC.
--------------------------------------------------------------------------------

                                                               Class C                      Class Z
                                                  ----------------------------------     -------------
                                                                          August 1,      September 16,
                                                                           1994(d)        1996(a)(e)
                                                  Year Ended May 31,       through          through
                                                  -------------------      May 31,          May 31,
                                                  1997(a)      1996        1995(a)           1997
                                                  -------     -------     ----------     -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........    $ 16.70     $13.35        $12.47          $ 17.08
                                                  -------     -------        -----            -----
Income from investment operations
Net investment loss...........................       (.19)      (.10)         (.13)            (.03)
Net realized and unrealized gain on investment
   and foreign currency transactions..........        .89       4.25          1.01             1.19
                                                  -------     -------        -----            -----
   Total from investment operations...........        .70       4.15           .88             1.16
                                                  -------     -------        -----            -----
Less distributions
Distributions from net realized gains on
   investment and foreign currency
   transactions...............................      (1.94)      (.80)           --            (1.94)
                                                  -------     -------        -----            -----
Net asset value, end of period................    $ 15.46     $16.70        $13.35          $ 16.30
                                                  -------     -------        -----            -----
                                                  -------     -------        -----            -----
TOTAL RETURN(b):..............................       4.51%     32.49%         7.06%            7.17%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............    $ 2,542     $1,551          $606          $ 3,140
Average net assets (000)......................    $ 2,041       $734          $294          $   994
Ratios to average net assets:
   Expenses, including distribution fees......       2.23%      2.32%         2.56%(c)         1.23%(c)
   Expenses, excluding distribution fees......       1.23%      1.32%         1.56%(c)         1.23%(c)
Net investment loss...........................      (1.18)%     (.84)%       (1.08)%(c)        (.18)%(c)

---------------
(a) Calculated based upon average shares by class.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Commencement of offering Class C shares.
(e) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------

See Notes to Financial Statements.

                                                          PRUDENTIAL NATURAL
Report of Independent Accountants                         RESOURCES FUND, INC.
--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of Prudential Natural Resources Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Natural Resources Fund, Inc. (the 'Fund') at May 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York
July 18, 1997

--------------------------------------------------------------------------------

                        DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE, INC.

  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured.) Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

SHORT-TERM DEBT RATINGS

  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

  Prime-1: Issues rated "Prime-1" (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.

  Prime-2: Issues rated "Prime-2" (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.

STANDARD & POOR'S RATINGS GROUP

DEBT RATINGS

  AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

  AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

  A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

  BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

COMMERCIAL PAPER RATINGS

  S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market.

  A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

  A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high for issues designated A-1.

                APPENDIX I--GENERAL INVESTMENT INFORMATION

ASSET ALLOCATION

  Asset allocation is a technique for reducing risk and providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

  Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

  Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

  Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

  Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

  Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

                 APPENDIX II--HISTORICAL PERFORMANCE DATA

  The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

  The following chart shows the long-term performance of various asset classes and the rate of inflation.


  [THE FOLLOWING TABLE WAS DEPICTED AS A LINE GRAPH IN THE PRINTED MATERIAL]


                          Value of $1.00 Invested on
                            1/1/26 through 12/31/96

                        Small Stocks................. $4,495.99
                        Common Stocks................ $1,370.95
                        Long-Term Bonds.............. $   33.73
                        Treasury Bills............... $   13.54
                        Inflation.................... $    8.87

Source: Stocks, Bonds, Bills and Inflation 1996 Yearbook, Ibbotson Associates, Chicago, Illinois (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.

Generally, stock returns are due to capital appreciation and the reinvestment of any gains. Bond returns are due mainly to reinvesting interest. Also, stock prices are usually more volatile than bond prices over the long-term. Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

  Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart below shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1987 through 1996. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

  All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Fund Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

           Historical Total Returns of Different Bond Market Sectors



YEAR                       1987     1988     1989     1990     1991     1992     1993     1994     1995     1996
----                     -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
U.S. Treasury
Bonds                      2.0%     7.0%    14.4%     8.5%    15.3%     7.2%    10.7%    -3.4%    18.4%     2.7%

U.S. Mortgage
Securities                 4.3%     8.7%    15.4%    10.7%    15.7%     7.0%     6.8%    -1.6%    16.8%     5.4%

U.S. Investment Grade
Corporate Bonds            2.6%     9.2%    14.1%     7.1%    18.5%     8.7%    12.2%    -3.9%    22.3%     3.3%

U.S. High Yield
Corporate Bonds            5.0%    12.5%     0.8%    -9.6%    46.2%    15.8%    17.1%    -1.0%    19.2%    11.4%

World Gov't.
Bonds                     35.2%     2.3%    -3.4%    15.3%    16.2%     4.8%     15.1%    6.0%    19.6%     4.1%

Difference Between
Highest and Lowest        33.2%    10.2%    18.8%    24.9%    30.9%    11.0%     10.3%    9.9%     5.5%     8.7%
Returns (In Percent)

/1/ LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.
/2/ LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).
/3/ LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.
/4/ LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.
/5/ SALOMON BROTHERS WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

This chart illustrates the               This chart shows the growth of a
performance of major world stock         hypothetical $10,000 investment made
markets for the period from 1986         in the stocks representing the S&P
through 1995. It does not                500 stock index with and without
represent the performance of any         reinvested dividends.
Prudential Mutual Fund.


                                                    [CHART]
 FOREIGN STOCK MARKETS HAVE OFTEN
  OUTPERFORMED THOSE IN THE U.S.                   1969-1996

  Average Annual Total Returns of        Capital Appreciation and
     Major World Stock Markets           Reinvesting Dividends --      $228,416
      (6/30/87-6/30/97)
                                         Capital Appreciation Only --   $80,463
             [CHART]
     Hong Kong         19.9%             Source: Stocks, Bonds, Bills, and
     Netherlands       17.2%             Inflation 1996 Yearbook, Ibbotson
     Sweden            17.1%             Associates, Chicago (annually
     Switzerland       16.8%             updates work by Roger G. Ibbotson
     Denmark           15.7%             and Rex A. Sinquefield). Used with
     United States     15.0%             permission. All rights reserved.
     Belgium           13.9%             This chart is used for illustrative
                                         purposes only and is not intended to
Source: Morgan Stanley Capital           represent the past, present or
International based on data              future performance of any Prudential
retrieved from Lipper Analytical         Mutual Fund. Common stock total
New Applications (LANA) as of            return is based on the Standard &
6/30/97. Used with permission.           Poor's 500 Stock Index, a market-
Morgan Stanley Country indices are       value-weighted index made up of 500
unmanaged indices which include          of the largest stocks in the U.S.
those stocks making up the largest       based upon their stock market value.
two-thirds of each country's total       Investors cannot invest directly in
stock market capitalization.             indices.
Returns reflect the reinvestment
of all distributions. This chart
is for illustrative purposes only
and is not indicative of the past,
present or future performance of
any specific investment. Investors
cannot invest directly in stock
indices.


                    ---------------------------------------
                     WORLD STOCK MARKET CAPITALIZATION BY
                                  REGION

                     World Total: $12.4 Trillion

                                 [CHART]

                        Pacific Basin     22.6%
                        Europe            29.5%
                        U.S.              45.5%
                        Canada             2.4%


                   Source: Morgan Stanley Capital
                   International, June 30, 1997. Used
                   with permission. This chart
                   represents the capitalization of
                   major world stock markets as
                   measured by the Morgan Stanley
                   Capital International (MSCI) World
                   Index. The total market
                   capitalization is based on the value
                   of 1579 companies in 22 countries
                   (representing approximately 60% of
                   the aggregate market value of the
                   stock exchanges). This chart is for
                   illustrative purposes only and does
                   not represent the allocation of any
                   Prudential Mutual Fund.

  The chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.

           LONG U.S. TREASURY BOND YIELD IN PERCENT (1926-1996)

                                    [CHART]



---------------------------------------

Source: Stocks, Bonds, Bills and Inflation 1996 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1996. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.

             APPENDIX III--INFORMATION RELATING TO PRUDENTIAL

  Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "Management of the Fund--Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1996 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.

INFORMATION ABOUT PRUDENTIAL

  The Manager and PIC/1/ are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1996. Principal products and services include life and health insurance, other healthcare products, property and casualty insurance, securities brokerage, asset management, investment advisory services and real estate brokerage. Prudential (together with its subsidiaries) employs almost 81,000 persons worldwide, and maintains a sales force of approximately 11,500 agents and 6,400 financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.

  Insurance. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to nearly 50 million people worldwide. Long one of the largest issuers of individual life insurance, the Prudential has 22 million life insurance policies in force today with a face value of $1 trillion. Prudential has the largest capital base ($12.1 billion) of any life insurance company in the United States. Prudential provides auto insurance for approximately 1.6 million cars and insures approximately 1.2 million homes.

  Money Management. Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. As of December 31, 1996, Prudential had more than $332 billion in assets under management. Prudential Investments, a business group of Prudential (of which Prudential Mutual Funds is a key part) manages over $190 billion in assets of institutions and individuals. In Pensions & Investments, May 12, 1997, Prudential was ranked third in terms of total assets under management.

  Real Estate. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 37,000 brokers and agents across the United States./2/

  Healthcare. Over two decades ago, Prudential introduced the first federally-funded, for-profit HMO in the country. Today, approximately 4.6 million Americans receive healthcare from a Prudential managed care membership.

  Financial Services. The Prudential Bank, a wholly-owned subsidiary of Prudential, has over $1 billion in assets and serves nearly 1.5 million customers across 50 states.

INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS

  As of June 30, 1997 Prudential Investments Fund Management is the fifteenth largest mutual fund company in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.

  The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

  From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as The Wall Street Journal, The New York Times, Barron's and USA Today.
---------

/1/ Prudential Investments, a business group of PIC, serves as the Subadviser to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as the subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates Capital Corp. as the subadviser to Prudential Jennison Series Fund, Inc. and Prudential Active Balanced Fund, a portfolio of Prudential Dryden Fund, Mercator Asset Management LP as the subadviser to International Stock Series, a portfolio of Prudential World Fund, Inc. and BlackRock Financial Management, Inc. as subadviser to The BlackRock Government Income Trust. There are multiple subadvisers for The Target Portfolio Trust.

/2/ As of December 31, 1996.

                                     III-1

  Equity Funds. Forbes magazine listed Prudential Equity Fund among twenty mutual funds on its Honor Roll in its mutual fund issue of August 28, 1995. Honorees are chosen annually among mutual funds (excluding sector funds) which are open to new investors and have had the same management for at least five years. Forbes considers, among other criteria, the total return of a mutual fund in both bull and bear markets as well as a fund's risk profile. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Fund, a growth-style equity fund managed by Jennison Associates Capital Corp., a premier institutional equity manager and a subsidiary of Prudential.

  High Yield Funds. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor the 167 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase./3/ Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

  Prudential's portfolio managers are supported by a large and sophisticated research organization. Fourteen investment grade bond analysts monitor the financial viability of approximately 1,750 different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

  Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from Pulp and Paper Forecaster to Women's Wear Daily--to keep them informed of the industries they follow.

  Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential mutual fund.

  Prudential Mutual Funds trade approximately $31 billion in U.S. and foreign government securities a year. PIC seeks information from government policy makers. In 1995, Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

  Prudential Mutual Funds' portfolio managers and analysts met with over 1,200 companies in 1995, often with the Chief Executive Officer (CEO) or Chief Financial Officer (CFO). They also attended over 250 industry conferences.

  Prudential Mutual Fund global equity managers conducted many of their visits overseas, often holding private meetings with a company in a foreign language (our global equity managers speak 7 different languages, including Mandarin Chinese).

  Trading Data./4/ On an average day, Prudential Mutual Funds' U.S. and foreign equity trading desks traded $77 million in securities representing over 3.8 million shares with nearly 200 different firms. Prudential Mutual Funds' bond trading desks traded $157 million in government and corporate bonds on an average day. That represents more in daily trading than most bond funds tracked by Lipper even have in assets./5/ Prudential Mutual Funds' money market desk traded $3.2 billion in money market securities on an average day, or over $800 billion a year. They made a trade every 3 minutes of every trading day. In 1994, the Prudential Mutual Funds effected more than 40,000 trades in money market securities and held on average $20 billion of money market securities./6/

  Based on complex-wide data, on an average day, over 7,250 shareholders telephoned Prudential Mutual Fund Services, Inc., the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls answered.
---------
/3/ As of December 31, 1995. The number of bonds and the size of the Fund are subject to change.
/4/ Trading data represents average daily transactions for portfolios of the Prudential Mutual Funds for which PIC serves as the subadviser, portfolios of the Prudential Series Fund and institutional and non-US accounts managed by Prudential Mutual Fund Investment Management, a division of PIC, for the year ended December 31, 1995.
/5/ Based on 669 funds in Lipper Analytical Services categories of Short U.S.
    Treasury, Short U.S. Government, Intermediate U.S. Treasury, Intermediate U.S. Government, Short Investment Grade Debt, Intermediate Investment Grade Debt, General U.S. Treasury, General U.S. Government and Mortgage funds.
/6/ As of December 31, 1994.

                                     III-2

INFORMATION ABOUT PRUDENTIAL SECURITIES

  Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 5,600 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and annuities. As of December 31, 1995, assets held by Prudential Securities for its clients approximated $168 billion. During 1994, over 28,000 new customer accounts were opened each month at PSI./7/

  Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment areas. Prudential Securities is the only Wall Street firm to have its own in-house Certified Financial Planner (CFP) program. In the December 1995 issue of Registered Rep, an industry publication, Prudential Securities Financial Advisor training programs received a grade of A- (compared to an industry average of B+).

  In 1995, Prudential Securities' equity research team ranked 8th in Institutional Investor magazine's 1995 "All America Research Team" survey. Five Prudential Securities analysts were ranked as first-team finishers./8/

  In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial Architect SM, a state-of-the-art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

  For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.


---------
/7/ As of December 31, 1994.
/8/ On an annual basis, Institutional Investor magazine surveys more than 700 institutional money managers, chief investment officers and research directors, asking them to evaluate analysts in 76 industry sectors. Scores are produced by taking the number of votes awarded to an individual analyst and weighting them based on the size of the voting institution. In total, the magazine sends its survey to approximately 2,000 institutions and a group of European and Asian institutions.

                                     III-3

                                    PART C

                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

  (A) FINANCIAL STATEMENTS:

    (1) Financial statements incorporated by reference from the Prospectus constituting Part A of the Registration Statement:

      Financial Highlights.

    (2) Financial statements incorporated by reference from the Statement of Additional Information constituting Part B of the Registration Statement:

      Portfolio of Investments at May 31, 1997.

      Statement of Assets and Liabilities at May 31, 1997.

      Statement of Operations for the fiscal year ended May 31, 1997.

      Statement of Changes in Net Assets for the fiscal years ended May 31, 1997 and 1996.
      Notes to Financial Statements.
      Financial Highlights.
      Report of Independent Accountants.

  (B) EXHIBITS:

     1.(a) Articles of Restatement, incorporated by reference to Exhibit No.
       1 to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A filed via EDGAR on July 28, 1995 (File No. 33-15166).
      (b) Articles of Amendment, incorporated by reference to Exhibit No. 1(b) to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A filed via EDGAR on July 26, 1996 (File No. 33-15166).
      (c) Articles Supplementary, incorporated by reference to Exhibit No. 1(c) to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A filed via EDGAR on July 26, 1996 (File No. 33-15166).
     2.(a) By-Laws of the Registrant, incorporated by reference to Exhibit
       No. 2 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A filed via EDGAR on July 28, 1994 (File No. 33-15166).

     4.(a) Specimen certificate for Class B shares of common stock, $.01 par value, of the Registrant.*

      (b) Specimen certificate for Class A shares of common stock, $.01 par value, of the Registrant.*

      (c) Specimen certificate for Class C shares of common stock, $.01 par value, of the Registrant.*

     5.(a) Management Agreement between the Registrant and Prudential Mutual
       Fund Management, Inc.*

      (b) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and The Prudential Investment Corporation.*

     6.Restated Distribution Agreement, incorporated by reference to Exhibit
       No. 6 to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A filed via EDGAR on July 26, 1996 (File No. 33-15166).

     8.Custodian Contract between the Registrant and State Street Bank and
       Trust Company.*

     9.Transfer Agency and Service Agreement between the Registrant and
       Prudential Mutual Fund Services, Inc.*

    10.Not applicable.

    11.Consent of Independent Accountants.*

    13.Not applicable.

    15.(a) Distribution and Service Plan for Class A shares, incorporated by reference to Exhibit No. 15(a) to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A filed via EDGAR on July 28, 1995 (File No. 33-15166).
      (b) Distribution and Service Plan for Class B shares, incorporated by reference to Exhibit No. 15(b) to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A filed via EDGAR on July 28, 1995 (File No. 33-15166).
      (c) Distribution and Service Plan for Class C shares, incorporated by reference to Exhibit No. 15(c) to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A filed via EDGAR on July 28, 1995 (File No. 3-15166).

    16.(a) Schedule of Computation of Performance Quotations for Class A,
       Class B and Class C Shares.*

    18.Rule 18f-3 Plan, incorporated by reference to Exhibit No. 18 to Post-
       Effective Amendment No.15 to the Registration Statement on Form N-1A filed via EDGAR on July 26, 1996 (File No. 33-15166).

    27.Financial Data Schedules.*

---------
* Filed herewith.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

  None.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.

  As of July 11, 1997 there were 6,322, 13,627, 306 and 208 record holders of Class A, Class B, Class C and Class Z shares, respectively, of common stock, $.01 par value per share, of the Registrant.

ITEM 27. INDEMNIFICATION.

  As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act) and pursuant to Article VI of the Fund's By-Laws (Exhibit 2 to the Registration Statement), officers, directors, employees and agents of the Registrant will not be liable to the Registrant, any stockholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions. Section 2-418 of Maryland General Corporation Law permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant. As permitted by
Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit 6 to the Registration Statement), the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

  Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

  The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

  Section 9 of the Management Agreement (Exhibit 5(a) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit 5(b) to the Registration Statement) limit the liability of Prudential Investments Fund Management LLC (PIFM) and The Prudential Investment Corporation (PIC), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

  The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

  (i) Prudential Investments Fund Management LLC (PIFM).

  See "How the Fund is Managed--Manager" in the Prospectus constituting Part A of this Registration Statement and "Manager" in the Statement of Additional Information constituting Part B of this Registration Statement.

  The business and other connections of the officers of PIFM are listed in Schedules A and D of Form ADV of PIFM as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104).

  The business and other connections of PIFM's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, Newark, New Jersey 07102-4077.

NAME AND ADDRESS      POSITION WITH PIFM                            PRINCIPAL OCCUPATIONS
----------------      ------------------                            ---------------------
Brian Storms          Officer-in-Charge, President, President, Prudential Mutual Funds & Annuities
                      Chief Executive Officer and    (PMF&A); Officer-in-Charge, President, Chief
                      Chief Operating Officer        Executive Officer and Chief Operating Officer, PIFM
Robert F. Gunia       Executive Vice President      Controller, Prudential Investments; Executive Vice
                      and Treasurer                  President and Treasurer, PIFM; Senior Vice President,
                                                     Prudential Securities Incorporated.
Thomas A. Early       Executive Vice President,     Vice President and General Counsel, PMF&A; Executive
                      Secretary and General          Vice President, Secretary and General Counsel, PIFM
                      Counsel
Susan C. Cote         Executive Vice President and  Vice President of Finance, PMF&A; Executive Vice
                      Chief Financial Officer        President and Chief Financial Officer, PIFM
Neil A. McGuinness    Executive Vice President      Executive Vice President and Director of Marketing,
                                                     PMF&A; Executive Vice President, PIFM
Robert J. Sullivan    Executive Vice President      Executive Vice President, PMF&A; Executive Vice
                                                     President, PIFM

  (ii) The Prudential Investment Corporation (PIC)

  See "How the Fund is Managed--Manager" in the Prospectus constituting Part A of this Registration Statement and "Manager" in the Statement of Additional
Information constituting Part B of this Registration Statement.

  The business and other connections of PIC's directors and executive officers are as set forth below. The address of each person is Prudential Plaza, Newark, New Jersey 07102.

NAME AND ADDRESS      POSITION WITH PIC                             PRINCIPAL OCCUPATIONS
----------------      -----------------                             ---------------------
E. Michael Caulfield  Chairman of the Board,        Chief Executive Officer of Prudential Investments of
                      President and Chief Executive  The Prudential Insurance Company of America
                      Officer and Director           (Prudential)
Jonathan M. Greene    Senior Vice President and     President--Investment Management of Prudential
                      Director                       Investments of Prudential
John R. Strangfeld    Vice President and Director   President of Private Asset Management Group of Pruden-
                                                     tial

ITEM 29. PRINCIPAL UNDERWRITERS

      (a) Prudential Securities Incorporated

  Prudential Securities Incorporated is distributor for The Target Portfolio Trust, The BlackRock Government Income Trust, Command Government Fund, Command Money Fund, Command Tax-Free Fund, The Global Government Plus Fund, Inc., The Global Total Return Fund, Inc., Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential Allocation Fund, Prudential California Municipal Fund, Prudential Distressed Securities Fund, Inc., Prudential Diversified Bond Fund, Inc., Prudential Dryden Fund, Prudential Emerging Growth Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential Institutional Liquidity Portfolio, Inc., Prudential Intermediate Global Income Fund, Inc., Prudential Jennison Series Fund, Inc., Prudential MoneyMart Assets, Inc., Prudential Mortgage Income Fund, Inc., Prudential Multi-Sector Fund, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc.,

Prudential Pacific Growth Fund, Inc., Prudential Small Company Value Fund, Inc., Prudential Special Money Market Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Utility Fund, Inc., Prudential World Fund, Inc. Prudential Securities is also a depositor for the following unit investment trusts:

                      Corporate Investment Trust Fund
                      Prudential Equity Trust Shares
                      National Equity Trust
                      Prudential Unit Trusts
                      Government Securities Equity Trust
                      National Municipal Trust

      (b) Information concerning the officers and directors of Prudential Securities Incorporated is set forth below.

                         POSITIONS AND                                                       POSITIONS AND
                         OFFICES WITH                                                        OFFICES WITH
NAME(/1/)                UNDERWRITER                                                         REGISTRANT
---------                -------------                                                       -------------
Alan D. Hogan........... Executive Vice President, Chief Administrative Officer and Director     None
George A. Murray........ Executive Vice President and Director                                   None
Leland B. Paton......... Executive Vice President and Director                                   None
 One New York Plaza
 New York, NY 10292
Martin Pfinsgraff....... Executive Vice President, Chief Financial Officer and Director          None
Vincent T. Pica, II..... Executive Vice President and Director                                   None
 One New York Plaza
 New York, NY 10292
Hardwick Simmons........ Chief Executive Officer, President and Director                         None
Lee B. Spencer, Jr. .... Executive Vice President, General Counsel, Secretary and Director       None
Brian Storms............ Director                                                                None

---------

(/1/)The address of each person named is One Seaport Plaza, New York, New York 10292 unless otherwise indicated.

      (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

  All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts, The Prudential Investment Corporation, Prudential Plaza, 751 Broad Street, Newark, New Jersey, the Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, and Prudential Mutual Fund Services LLC, Raritan Plaza One, Edison, New Jersey. Documents required by Rules 31a-1(b)(5), (6), (7), (9), (10) and (11) and 31a-1(f) will be kept at Gateway
Center Three, documents required by Rules 31a-1(b)(4) and (11) and 31a-1(d) at One Seaport Plaza and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC.

ITEM 31. MANAGEMENT SERVICES

  Other than as set forth under the captions "How the Fund is Managed-- Manager" and "How the Fund is Managed--Distributor" in the Prospectus and the captions "Manager" and "Distributor" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 32. UNDERTAKINGS

  The Registrant hereby undertakes to furnish each person to whom a Prospectus is delivered with a copy of Registrant's latest annual report to shareholders upon request and without charge.

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark and State of New Jersey, on the 25th day of July, 1997.

                        PRUDENTIAL NATURAL RESOURCES FUND, INC.

                        /s/ Richard A. Redeker
                        ---------------------------------
                        (RICHARD A. REDEKER, PRESIDENT)

  Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

       SIGNATURE            TITLE                   DATE
/s/ Edward D. Beach         Director               July 25, 1997
_________________________
    EDWARD D. BEACH

/s/ Stephen C. Eyre         Director               July 25, 1997
_________________________
    STEPHEN C. EYRE

/s/ Delayne D. Gold         Director               July 25, 1997
_________________________
    DELAYNE D. GOLD

/s/ Robert F. Gunia         Director               July 25, 1997
_________________________
    ROBERT F. GUNIA

/s/ Don G. Hoff             Director               July 25, 1997
_________________________
    DON G. HOFF

/s/ Robert E. LaBlanc       Director               July 25, 1997
_________________________
    ROBERT E. LABLANC

/s/ Mendel A. Melzer        Director               July 25, 1997
_________________________
    MENDEL A. MELZER

/s/ Richard A. Redeker      President and Director July 25, 1997
_________________________
    RICHARD A. REDEKER

/s/ Robin B. Smith          Director               July 25, 1997
_________________________
    ROBIN B. SMITH

/s/ Stephen Stoneburn       Director               July 25, 1997
_________________________
    STEPHEN STONEBURN

/s/ Nancy H. Teeters        Director               July 25, 1997
_________________________
    NANCY H. TEETERS

/s/ Grace C. Torres         Treasurer, Principal   July 25, 1997
_________________________   Financial and
    GRACE C. TORRES         Accounting Officer

                    PRUDENTIAL NATURAL RESOURCES FUND, INC.

                                 EXHIBIT INDEX

 EXHIBIT NUMBER                    DESCRIPTION                      PAGE NUMBER
 --------------                    -----------                      -----------
        1(a)    Articles of Restatement, incorporated by refer-         --
                ence to Exhibit No. 1 to Post-Effective Amendment
                No. 14 to the Registration Statement on Form N-1A
                filed via EDGAR on July 28, 1995 (File No.
                33-15166).
        1(b)    Articles of Amendment, incorporated by reference        --
                to Exhibit No. 1(b) to Post-Effective Amendment
                No. 15 to the Registration Statement on Form N-1A
                filed via EDGAR on July 26, 1996 (File No. 33-
                15166).
        1(c)    Articles Supplemental, incorporated by reference        --
                to Exhibit No. 1(c) to Post-Effective Amendment
                No. 15 to the Registration Statement on Form N-1A
                filed via EDGAR on July 26, 1996 (File No. 33-
                15166).
        2       By-Laws of the Registrant, incorporated by refer-       --
                ence to Exhibit No. 2 to Post-Effective Amendment
                No. 13 to the Registration Statement on Form N-1A
                filed via EDGAR on July 28, 1994 (File No.
                33-15166).
        4(a)    Specimen certificate for Class B shares of common       --
                stock, $.01 par value, of the Registrant.*
        4(b)    Specimen certificate for Class A shares of common       --
                stock, $.01 par value, of the Registrant.*
        4(c)    Specimen certificate for Class C shares of common
                stock, $.01 par value, of the Registrant.*
        5(a)    Management Agreement between the Registrant and         --
                Prudential Mutual Fund Management, Inc.*
        5(b)    Subadvisory Agreement between Prudential Mutual         --
                Fund Management, Inc. and The Prudential Invest-
                ment Corporation.*
        6       Restated Distribution Agreement, incorporated by        --
                reference to Exhibit No. 6 to Post-Effective
                Amendment No. 15 to the Registration Statement on
                Form N-1A filed via EDGAR on July 26, 1996 (File
                No. 33-15166).
        8       Custodian Contract between the Registrant and           --
                State Street Bank and Trust Company.*
        9       Transfer Agency and Service Agreement between the       --
                Registrant and Prudential Mutual Fund Services,
                Inc.*
       10       Not Applicable.                                         --
       11       Consent of Independent Accountants.*
       13       Not Applicable.                                         --
       15(a)    Distribution and Service Plan for Class A shares,       --
                incorporated by reference to Exhibit No. 15(a) to
                Post-Effective Amendment No. 14 to the Registra-
                tion Statement on Form N-1A filed via EDGAR on
                July 28, 1995 (File No. 33-15166).
       15(b)    Distribution and Service Plan for Class B shares,       --
                incorporated by reference to Exhibit No. 15(b) to
                Post-Effective Amendment No. 14 to the Registra-
                tion Statement on Form N-1A filed via EDGAR on
                July 28, 1995 (File No. 33-15166).
       15(c)    Distribution and Service Plan for Class C shares,       --
                incorporated by reference to Exhibit No. 15(c) to
                Post-Effective Amendment No. 14 to the Registra-
                tion Statement on Form N-1A filed via EDGAR on
                July 28, 1995 (File No. 33-15166).
       16(a)    Schedule of Computation of Performance Quotations       --
                for Class A, Class B and Class C Shares.*
       18       Rule 18f-3 Plan, incorporated by reference to Ex-       --
                hibit No. 18 to Post-Effective Amendment No.15 to
                the Registration Statement on Form N-1A filed via
                EDGAR on July 26, 1996 (File No. 33-15166).
       27       Financial Data Schedules.*                              --

---------
* Filed herewith.